UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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AMERICAN POWER GROUP CORPORATION
(Name of Registrant as Specified in its Charter)

_______________________________________________
(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

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AMERICAN POWER GROUP CORPORATION
7 Kimball Lane, Building A
Lynnfield, Massachusetts 01940
(781) 224-2411

August 17, 2015

Dear Stockholders:

I am pleased to enclose the proxy statement for our Special Meeting of stockholders to be held on October 9, 2015.

At the Special Meeting you will be asked to consider and vote upon the following proposals:

1.
To approve an amendment to the Certificate of Designation of Preferences, Rights and Limitations of 10% Convertible Preferred Stock to modify the antidilution provisions of the 10% Convertible Preferred Stock to exclude certain issuances of securities from triggering antidilution adjustments to the conversion ratio of the 10% Convertible Preferred Stock.

2.	To approve an amendment to the Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 150,000,000 to 200,000,000.

3.
To approve one or more adjournments of the Special Meeting, if deemed necessary to facilitate the approval of the foregoing proposals, including to permit the solicitation of additional proxies if there are not sufficient votes at the time of the Special Meeting to establish a quorum or to approve such proposals.

4.	To transact any other business that may properly come before the Special Meeting and any adjournment or postponement thereof.

The date, time, place, and agenda for the Special Meeting are set forth in the accompanying notice of Special Meeting. The accompanying proxy statement contains important information about the proposals to be submitted for a vote at the Special Meeting.

Please review this information carefully in deciding how to vote. Our Board of Directors unanimously recommends that you vote “FOR” each proposal.

 YOUR VOTE ON THESE MATTERS IS IMPORTANT. Please see the accompanying notice of meeting for instructions on how to vote.

I look forward to seeing you at the meeting.

Sincerely,

Lyle Jensen

President and Chief Executive Officer

AMERICAN POWER GROUP CORPORATION
7 Kimball Lane, Building A
Lynnfield, Massachusetts 01940
(781) 224-2411

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 9, 2015

NOTICE IS HEREBY GIVEN that a Special Meeting of stockholders (the “Special Meeting”) of American Power Group Corporation, a Delaware corporation (the “Company,” “we” or “us”), will be held on October 9, 2015, at 10:00 a.m., local time at the offices of Morse, Barnes-Brown& Pendleton, P.C. City Point, 230 Third Avenue, 4th Floor, Waltham, MA 02451. At our Special Meeting we will ask you:

1.
To approve an amendment to the Certificate of Designation of Preferences, Rights and Limitations of 10% Convertible Preferred Stock to modify the antidilution provisions of the 10% Convertible Preferred Stock to exclude certain issuances of securities from triggering antidilution adjustments to the conversion ratio of the 10% Convertible Preferred Stock.

2.	To approve an amendment to the Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 150,000,000 to 200,000,000.

3.
To approve one or more adjournments of the Special Meeting, if deemed necessary to facilitate the approval of the foregoing proposals, including to permit the solicitation of additional proxies if there are not sufficient votes at the time of the Special Meeting to establish a quorum or to approve such proposals.

4.	To transact any other business that may properly come before the Special Meeting and any adjournment or postponement thereof.

Our Board of Directors unanimously recommends that you vote “FOR” Proposals 1, 2 and 3 and that you allow our representatives to vote the shares represented by your proxy as recommended by our Board of Directors.

Our Board of Directors has fixed the close of business on August 11, 2015 as the record date for the determination of stockholders entitled to vote at the Special Meeting, and only holders of record of shares of Common Stock and Preferred Stock at the close of business on that day will be entitled to vote. The stock transfer books of the Company will not be closed.

A complete list of stockholders entitled to vote at the Special Meeting shall be available for examination by any stockholder, for any purpose germane to the Special Meeting, during ordinary business hours for the ten days prior to the date of the Special Meeting at our principal executive offices. The list will also be available at the Special Meeting.

Whether or not you expect to be present at the Special Meeting, please fill in, date, sign, and return the enclosed Proxy, which is solicited by management. The Proxy is revocable and will not affect your vote in person in the event you attend the Special Meeting.
BY ORDER OF THE BOARD OF DIRECTORS,

Lyle Jensen

President and Chief Executive Officer

August 17, 2015
Lynnfield, Massachusetts

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE SPECIAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, PLEASE READ THE PROXY STATEMENT, SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED STAMPED ENVELOPE. YOUR PROXY MAY BE REVOKED AT ANY TIME BEFORE THE VOTE AT THE SPECIAL MEETING BY FOLLOWING THE PROCEDURES OUTLINED IN THE ACCOMPANYING PROXY STATEMENT. THE SHARES REPRESENTED BY YOUR PROXY WILL BE VOTED ACCORDING TO YOUR SPECIFIED RESPONSE. PROPERLY EXECUTED PROXIES THAT DO NOT CONTAIN VOTING INSTRUCTIONS WILL BE VOTED “FOR” THE APPROVAL OF THE PROPOSALS AND THE ACTIONS CONTEMPLATED THEREBY. IF YOU FAIL TO RETURN A PROPERLY EXECUTED PROXY CARD OR TO VOTE IN PERSON AT THE SPECIAL MEETING, THE EFFECT WILL BE A VOTE AGAINST PROPOSALS 1 AND 2, WITH NO EFFECT ON PROPOSAL 3.

AMERICAN POWER GROUP CORPORATION
7 Kimball Lane, Building A
Lynnfield, Massachusetts 01940
(781) 224-2411

PROXY STATEMENT

Special Meeting of Stockholders
To Be Held on October 9, 2015
10:00 A.M.

The enclosed Proxy is solicited by the Board of Directors (the “Board of Directors”) of American Power Group Corporation, a Delaware corporation, for use at our special meeting of stockholders (the “Special Meeting”) to be held on October 9, 2015 at the offices of Morse, Barnes-Brown& Pendleton, P.C. City Point, 230 Third Avenue, 4th Floor, Waltham, MA 02451 and any adjournments thereof. The Board of Directors has set the close of business on August 11, 2015 as the record date (the “Record Date”) for the determination of stockholders entitled to vote at the Special Meeting. A stockholder executing and returning a proxy has the power to revoke it at any time before it is exercised by filing a later-dated proxy with, or other communication to, the Secretary of the Company or by attending the Special Meeting and voting in person. It is anticipated that this Proxy Statement will be mailed to our stockholders on or about August 17, 2015. References to the “Company,” “us,” “we,” or “our,” refer to American Power Group Corporation.

The Special Meeting is for the purpose of considering and voting:

1.
To approve an amendment to the Certificate of Designation of Preferences, Rights and Limitations of 10% Convertible Preferred Stock to modify the antidilution provisions of the 10% Convertible Preferred Stock to exclude certain issuances of securities from triggering antidilution adjustments to the conversion ratio of the 10% Convertible Preferred Stock.

2.	To approve an amendment to the Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 150,000,000 to 200,000,000.

3.
To approve one or more adjournments of the Special Meeting, if deemed necessary to facilitate the approval of the foregoing proposals, including to permit the solicitation of additional proxies if there are not sufficient votes at the time of the Special Meeting to establish a quorum or to approve such proposals.

4.	To transact any other business that may properly come before the Special Meeting and any adjournment or postponement thereof.

The Board of Directors is not aware of any other business to come before the Special Meeting, and unanimously recommends that you vote “FOR” these proposals.

Only stockholders of record as of the Record Date will be entitled to vote at the Special Meeting and any adjournments thereof. As of the Record Date, 52,810,655 shares of our Common Stock, par value $.01 per share (“Common Stock”), were issued and outstanding, 937.78 shares of our 10% Convertible Preferred Stock, par value $1.00 per share (“10% Preferred Stock”), were issued and outstanding and 200 shares of our Series B 10% Convertible Preferred Stock, par value $1.00 per share (“Series B Preferred Stock”), were issued and outstanding. The holders of our Common Stock are entitled to one vote per share, and the holders of our 10% Preferred Stock and Series B Preferred Stock are entitled to 25,000 votes per share. Therefore, the holders of our outstanding shares of 10% Preferred Stock and Series B Preferred Stock (together, the “Preferred Stock”) have a total of 28,444,452 votes on matters to come before the Special Meeting on which such holders are entitled to vote, which represents 35%of our outstanding voting securities.

The affirmative vote of the holders, as of the Record Date, of (i) at least 67% of the issued and outstanding shares of our 10% Preferred Stock, voting as a separate class, and (ii) a majority of the issued and outstanding shares of our Common Stock and Preferred Stock, voting together as a single class, is required to approve Proposal 1. The affirmative vote of the holders, as of the Record Date, of a majority of the issued and outstanding shares of our Common Stock and Preferred Stock, voting together as a single class, is required to approve Proposal 2. The affirmative vote of the holders, as of the Record Date, of a majority of the issued and outstanding shares of our Common Stock and Preferred Stock, voting together as a single class, that are represented in person or by proxy and voting at the Special Meeting is required in order to approve Proposal 3. Each of these proposals is more fully described in the accompanying proxy statement.

 The representation in person or by proxy of a majority of the votes entitled to be cast by the stockholders entitled to vote at the Special Meeting is necessary to establish a quorum for the transaction of all business to come before the Special Meeting. Abstentions and broker non-votes are counted as present or represented for purposes of determining the presence of a quorum. A “broker non-vote” occurs when a broker holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because the broker does not have discretionary voting power and has not received instructions from the beneficial owner. A broker “non-vote” will have the same legal effect as a vote against Proposals 1 and 2.

Abstentions will be treated as shares that are present and entitled to vote for purposes of determining the number of shares present and entitled to vote with respect to any particular matter, but will not be counted as a vote in favor of such matter. Accordingly, an abstention from voting on a matter has the same legal effect as a vote against the matter.

The entire cost of soliciting proxies will be borne by the Company. The costs of solicitation will include the costs of supplying necessary additional copies of the solicitation materials to beneficial owners of shares held of record by brokers, dealers, banks, trustees, and their nominees, including the reasonable expenses of such record holders for completing the mailing of such materials to such beneficial owners. Solicitation of proxies may also include solicitation by telephone, fax, electronic mail, or personal solicitations by directors, officers, or employees of the Company. No additional compensation will be paid for any such services. The Company may engage a professional proxy solicitation firm to assist in the proxy solicitation and, if so, will pay such solicitation firm customary fees plus expenses.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND RELATED PROPOSALS

Why am I receiving this Proxy Statement and proxy card?

You are receiving this Proxy Statement and proxy card because you own shares of our Common Stock or Preferred Stock. This Proxy Statement describes the proposals on which we would like you, as a stockholder, to vote at the Special Meeting. It also gives you information on the proposals so that you can make an informed decision.

Who can vote at the Special Meeting?

Only stockholders of record at the close of business on August 11, 2015 will be entitled to vote at the Special Meeting.

What is being voted on?

You are being asked to vote on the following matters:

1.
To approve an amendment to the Certificate of Designation of Preferences, Rights and Limitations of 10% Convertible Preferred Stock to modify the antidilution provisions of the 10% Convertible Preferred Stock to exclude certain issuances of securities from triggering antidilution adjustments to the conversion ratio of the 10% Convertible Preferred Stock.

2.	To approve an amendment to the Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 150,000,000 to 200,000,000.

3.
To approve one or more adjournments of the Special Meeting, if deemed necessary to facilitate the approval of the foregoing proposals, including to permit the solicitation of additional proxies if there are not sufficient votes at the time of the Special Meeting to establish a quorum or to approve such proposals.

4.	To transact any other business that may properly come before the Special Meeting and any adjournment or postponement thereof.

What will happen if the proposed amendment to the Certificate of Designation of Preferences, Rights and Limitations of 10% Convertible Preferred Stock is approved?

If the proposed amendment to the Certificate of Designation of Preferences, Rights and Limitations of 10% Convertible Preferred Stock (the “Original Certificate”) is approved, we will file a Certificate of Designation of Preferences, Rights and Limitations of Series C Convertible Preferred Stock (the “Series C Certificate”) with the Secretary of State of Delaware, establishing a new series of Convertible Preferred Stock to be known as Series C Convertible Preferred Stock (the “Series C Preferred Stock”). Immediately upon the effectiveness of the filing of the Series C Certificate with the Secretary of State of Delaware:

(a)
the outstanding subordinated contingent convertible promissory notes we issued in June 2015, in an aggregate principal amount of $2,475,000 (the “Notes”), together with all accrued but unpaid interest thereon, will automatically be converted into shares of Series C Preferred Stock at a conversion price of $10,000 per share;

(b)
upon such conversion, the Company will also issue to each holder of a converted Note a warrant (the “Warrants”) to purchase that number of shares of our Common Stock, par value $.01 per share (“Common Stock”), into which such holder’s shares of Series C Preferred Stock are initially convertible, at an initial exercise price of $.20 per share;

(c)
no antidilution adjustment to the conversion ratio of the 10% Preferred Stock will be triggered by the issuance of the Series C Preferred Stock, the Warrants or the shares of Common Stock that may be issued upon the conversion or exercise of such securities; and

(d)	the holders of the 67% of the 10% Preferred Stock may waive such antidilution adjustments with respect to any future issuances of securities by the Company.

What will happen if the proposed amendment to the Certificate of Designation of Preferences, Rights and Limitations of 10% Convertible Preferred Stock is not approved?

If the proposed amendment to the Original Certificate is not approved:

(a)
the Notes will not convert into shares of Series C Preferred Stock, the Notes, in the aggregate principal amount of $2,475,000, together with all accrued but unpaid interest thereon, instead will become due and payable on November 31, 2015, and the Company does not believe it will have sufficient funds available to repay the Notes;

(b)	no shares of Series C Preferred Stock will be authorized or issued and no Warrants will be issued; and

(c)
the approval of the holders of the 100% of the 10% Preferred Stock would continue to be required to waive antidilution adjustments to the conversion ratio of the 10% Preferred Stock that may be triggered by future issuances of securities by the Company, which, except as set forth in the Original Certificate and if such waivers are not obtained, would result in the issuance of a larger number of shares of Common Stock upon conversion of the 10% Preferred Stock and reduce each holder of Common Stock’s ownership percentage in the Company.

What will happen if the proposed amendment to the Restated Certificate of Incorporation is approved?

If the proposed amendment to the Restated Certificate of Incorporation is approved, the Board of Directors will have the authority to issue an additional 50,000,000 shares of Common Stock without further stockholder approval. The Board of Directors believes that the increase in the number of authorized shares of Common Stock is in the best interests of the Company and our stockholders. Frequently, opportunities arise that require prompt action, and the Board of Directors believes the delay necessitated for stockholder approval of a specific issuance could be detrimental to the Company and our stockholders. The Board of Directors believes that the authorized Common Stock should be increased to provide sufficient shares for such corporate opportunities and purposes as may be determined by the Board of Directors. These purposes may include, among others, the issuance of Common Stock to facilitate potential mergers or acquisitions, raising capital or acquiring technology rights through the sale of stock, and/or attracting or retaining valuable employees by the issuance of stock options. Except as described elsewhere in this proxy statement, the Company has no plans, understandings, commitments or agreements or undertakings concerning the issuance of any such additional shares which would be authorized by the approval of this proposal.

What will happen if the proposed amendment to the Restated Certificate of Incorporation is not approved?

If the proposed amendment to the Restated Certificate of Incorporation is not approved there will be approximately 9.9 million shares of Common Stock, not including shares outstanding and shares already reserved for issuance, as described in this proxy statement, available for issuance without further stockholder approval. The Board of Directors does not believe these shares of Common Stock will be sufficient to satisfy future corporate opportunities and purposes, such as the issuance of Common Stock to facilitate potential mergers or acquisitions, raising capital or acquiring technology rights through the sale of stock, and/or attracting or retaining valuable employees by the issuance of stock options. Except as described elsewhere in this proxy statement, the Company has no plans, understandings, commitments or agreements or undertakings concerning the issuance of any such additional shares which would be authorized by the approval of this proposal, however frequently, opportunities arise that require prompt action, and the Board of Directors believes that delay necessitated for stockholder approval of a specific issuance could be detrimental to the Company and our stockholders. The Board of Directors believes the increase in the authorized shares of Common Stock is in the best interests of the Company and our stockholders.

Does the Board of Directors recommend that I vote in favor of the proposals to be considered and voted upon at the Special Meeting?

Yes. Our Board of Directors unanimously recommends that you vote your shares:

•	“FOR” the proposed amendment to the Certificate of Designation of Preferences, Rights and Limitations of 10% Convertible Preferred Stock;

•	“FOR” the proposed amendment to the Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock; and

•	“FOR” the adjournment of the Special Meeting, if necessary to obtain the requisite number of proxies to approve either of the foregoing proposals.

How many votes are required to approve the amendment to the Certificate of Designation of Preferences, Rights and Limitations of 10% Convertible Preferred Stock?

The affirmative vote of the holders, as of the Record Date, of (i) at least 67% of the issued and outstanding shares of our 10% Preferred Stock, voting as a separate class, and (ii) a majority of the issued and outstanding shares of our Common Stock and Preferred Stock, voting together as a single class, is required to approve the amendment. For this purpose, abstentions, broker “non-votes” and shares not represented at the Special Meeting will have the same effect as a vote against the amendment.

How many votes are required to approve the amendment to the Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock?

The affirmative vote of the holders, as of the Record Date, of a majority of the issued and outstanding shares of our Common Stock and Preferred Stock, voting together as a single class, is required to approve the amendment. For this purpose, abstentions, broker “non-votes” and shares not represented at the Special Meeting will have the same effect as a vote against the amendment.

How do I vote?

If your shares are registered directly in your name with our transfer agent, then, after carefully reading and considering the information contained or referred to in this Proxy Statement, including the Appendices, you may either (i) complete, sign and date your proxy card and voting instructions and return them in the enclosed postage-paid envelope or (ii) vote in person at the Special Meeting. Please vote your shares as soon as possible so that your shares will be represented at the Special Meeting.

If my shares are held in “street name” by my broker or other nominee, will my nominee vote my shares for me?

If your shares are held of record by a broker or other nominee, the nominee will vote your shares only if you provide instructions on how to vote. Please consult your broker or nominee for voting instructions and tell that person how you would like him or her to vote your shares. If you do not tell your broker or other nominee how to vote, your shares will not be voted. If your shares are held of record by a broker or other nominee and you wish to vote at the Special Meeting, you must obtain from the record holder a proxy issued in your name or bring an account statement or letter from the nominee indicating your beneficial ownership as of the record date.

Can I change my vote after I have delivered my proxy?

Yes. You may revoke your proxy at any time before it is voted at the Special Meeting by (i) delivering a written notice of revocation to Charles E. Coppa, our Chief Financial Officer and Corporate Secretary, at American Power Group Corporation 7 Kimball Lane, Building A, Lynnfield, Massachusetts 01940; (ii) delivering a later-dated proxy; or (iii) attending the Special Meeting and voting in person. Attendance at the Special Meeting, in and of itself, will not constitute a revocation of a proxy. If your shares are held in an account at a brokerage firm or a bank, you should contact your brokerage firm or bank for instructions on how to change your vote.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. We may also engage a professional proxy solicitation firm to assist in the proxy solicitation and, if so, will pay such solicitation firm customary fees plus expenses.

Who should I call if I have any questions about the Special Meeting?

If you have any questions about the Special Meeting, you should contact Charles E. Coppa, our Chief Financial Officer and Corporate Secretary, at (781) 224-2411.

THE SPECIAL MEETING

Time, Date and Place; Matters to be Considered

The Special Meeting will be held on October 9, 2015, at 10:00 a.m. local time, at the offices of Morse, Barnes-Brown& Pendleton, P.C. City Point, 230 Third Avenue, 4th Floor, Waltham, MA 02451. At the Special Meeting, stockholders will be asked to consider and vote upon each of the proposals and conduct such other business as may properly come before the Special Meeting and any adjournment thereof.

Voting and Record Date

The Board of Directors has fixed August 11, 2015, as the Record Date for determining holders of shares of our Common Stock that are entitled to receive notice of and to vote at the Special Meeting. As of the Record Date, 52,810,655 shares of our Common Stock, par value $.01 per share (“Common Stock”), were issued and outstanding, 937.78 shares of our 10% Convertible Preferred Stock, par value $1.00 per share (“10% Preferred Stock”), were issued and outstanding and 200 shares of our Series B 10% Convertible Preferred Stock, par value $1.00 per share (“Series B Preferred Stock”), were issued and outstanding. The holders of our Common Stock are entitled to one vote per share, and the holders of our 10% Preferred Stock and Series B Preferred Stock are entitled to 25,000 votes per share. Therefore, the holders of our outstanding shares of 10% Preferred Stock and Series B Preferred Stock (together, the “Preferred Stock”) have a total of 28,444,452 votes on matters to come before the Special Meeting on which such holders are entitled to vote, which represents 35% of our outstanding voting securities.

The affirmative vote of the holders, as of the Record Date, of (i) at least 67% of the issued and outstanding shares of our 10% Preferred Stock, voting as a separate class, and (ii) a majority of the issued and outstanding shares of our Common Stock and Preferred Stock, voting together as a single class, is required to approve Proposal 1. The affirmative vote of the holders, as of the Record Date, of a majority of the issued and outstanding shares of our Common Stock and Preferred Stock, voting together as a single class, is required to approve Proposal 2. The affirmative vote of the holders, as of the Record Date, of a majority of the issued and outstanding shares of our Common Stock and Preferred Stock, voting together as a single class, that are represented in person or by proxy and voting at the Special Meeting is required in order to approve Proposal 3. Abstentions, broker “non-votes” and shares not represented at the Special Meeting will have the same effect as votes against Proposals 1 and 2. Assuming the presence of a quorum, abstentions, broker “non-votes” and shares not represented at the Special Meeting will have no effect on Proposal 3.

The Board of Directors has unanimously approved each of the proposals and recommends that stockholders vote “FOR” the approval of each of the proposals. We are seeking requisite stockholder approval of each of the proposals.

A complete list of stockholders entitled to vote at the Special Meeting will be available at least 10 days before the Special Meeting for examination by any stockholder, for any purpose germane to the Special Meeting, during ordinary business hours at our principal executive offices. The list will also be available at the Special Meeting.

Quorum

The required quorum for the transaction of business at the Special Meeting is a majority of the votes entitled to be cast by the stockholders entitled to vote on matters to be considered at the Special Meeting. Broker non-votes and shares that are voted “FOR” or “AGAINST” a proposal or marked “ABSTAIN” are treated as being present at the Special Meeting for purposes of establishing a quorum.

Abstentions and Broker Non-Votes

Broker “non-votes” and the shares of voting stock as to which a stockholder abstains are included for purposes of determining whether a quorum of shares of voting stock is present at a meeting. A broker “non-vote” occurs when a nominee holding shares of voting stock for the beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner. Proposals 1, 2 and 3 are non-discretionary items, which means that a nominee may not vote on either proposal without instructions from the beneficial owner. Since Proposals 1 and 2 require the affirmative vote of the holders of a majority of our issued and outstanding voting stock entitled to vote at the Special Meeting, abstentions and broker “non-votes” have the effect of votes “AGAINST” Proposals 1 and 2. Since Proposal 3 requires the affirmative vote of the holders, as of the Record Date, of a majority of the issued and outstanding shares of our Common Stock and Preferred Stock, voting together as a single class, that are represented in person or by proxy and voting at the Special Meeting, assuming the presence of a quorum, abstentions and broker “non-votes” will have no effect on Proposal 3.

Brokerage Accounts

If any of your shares are held in the name of a brokerage firm, bank, bank nominee or other institution, only it can vote such shares and only upon receipt of your specific instructions. Accordingly, please contact the person responsible for your account and instruct that person to execute the proxy card representing your shares. In addition, if you hold your shares in a brokerage or bank account, your broker or bank may allow you to provide your voting instructions by telephone or Internet. Please consult the materials you receive from your broker or bank prior to authorizing a proxy by telephone or Internet.

Proxies

Our Board of Directors is asking for your proxy. Giving your proxy means you authorize the named proxies to vote your shares at the Special Meeting in the manner you direct. You may vote for or against the proposals or abstain from voting. All shares of Common Stock that are represented at the Special Meeting by properly executed proxies received by us prior to or at the Special Meeting, and not duly and timely revoked, will be voted at the Special Meeting in accordance with the choices marked thereon by the stockholders. If no choice is marked, the shares represented by each proxy will be voted FOR approval of each of the proposals. At the time that this Proxy Statement was mailed to stockholders, we were not aware that any other matters not referred to herein would be presented for action at the Special Meeting. If any other matters properly come before the Special Meeting, the persons designated in the proxy intend to vote the shares represented thereby in accordance with their best judgment.

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by (i) filing with our Corporate Secretary at or before the taking of the vote at the Special Meeting, a written notice of revocation bearing a later date than the proxy; (ii) duly executing a later-dated proxy relating to the same shares and delivering it to our Corporate Secretary before the taking of the vote at the Special Meeting; or (iii) attending the Special Meeting and voting in person (although attendance at the Special Meeting will not in and of itself constitute a revocation of a proxy).

Attendance at the Special Meeting

Only holders of our Common Stock or Preferred Stock may attend the Special Meeting. If you wish to attend the Special Meeting in person but you hold your shares through someone else, such as a stockbroker, you must bring proof of your ownership and photo identification at the Special Meeting. For example, you could bring an account statement showing that you beneficially owned shares of our Common Stock or Preferred Stock as of the record date as acceptable proof of ownership.

Costs of Solicitation

We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. We may also engage a professional proxy solicitation firm to assist in the proxy solicitation and, if so, will pay such solicitation firm customary fees plus expenses.

PROPOSAL NO. 1

PROPOSAL TO AMEND THE CERTIFICATE OF DESIGNATION OF PREFERENCES, RIGHTS AND LIMITATIONS OF 10% CONVERTIBLE PREFERRED STOCK

Purpose
The Board of Directors has recommended to the stockholders that we amend the Certificate of Designation of Preferences, Rights and Limitations of 10% Convertible Preferred Stock (the “Original Certificate”) to modify the antidilution provisions of the 10% Convertible Preferred Stock (the “10% Preferred Stock”) to exclude certain issuances of securities from triggering antidilution adjustments to the conversion ratio of the 10% Preferred Stock. The text of the proposed amendment is set forth in Appendix B to this Proxy Statement.

Background

On June 2, 2015, the Company entered into a convertible note purchase agreement with certain accredited investors, pursuant to which the Company issued Subordinated Contingent Convertible Promissory Notes (the “Notes”) in the aggregate principal amount $2,475,000. The Notes bear simple interest at the rate of 10% per annum and will become due and payable on November 30, 2015. The Notes are unsecured obligations of the Company and are subordinated in right of payment to the prior payment of all indebtedness and satisfaction of all obligations of the Company to Iowa State Bank.

The principal amount of the Notes, together with all accrued but unpaid interest thereon, will automatically be convertible into shares of the Company’s Series C Convertible Preferred Stock, par value $1.00 per share (the “Series C Preferred Stock”), at a conversion price of $10,000 per share, immediately upon the effectiveness of the filing of a Certificate of Designation of Preferences, Rights and Limitations of Series C Convertible Preferred Stock (the “Series C Certificate”) with the Secretary of State of Delaware. Each share of Series C Preferred Stock will be convertible into shares of our Common Stock, par value $.01 per share (“Common Stock”), at a conversion price of $0.20 per share. Upon the conversion of the Notes into shares of Series C Preferred Stock, the Company will also issue to each holder a warrant (the “Warrants”) to purchase that number of shares of Common Stock into which such holder’s shares of Series C Preferred Stock are initially convertible, at an initial exercise price of $.20 per share. The Warrants will be exercisable for a period of five years from the date of issue and may be exercised on a cashless basis.

In connection with our private placement of the Notes, our securities purchase agreements dated April 30, 2012 and November 26, 2014 were amended to provide that the issuance of the Series C Preferred Stock would not trigger adjustments to the exercise price of the warrants issued in connection with those agreements (the “Prior Warrants”). We also amended the Prior Warrants to extend the term of any Prior Warrant held by the purchasers of the Notes (and their affiliates, members of their families and certain related trusts) as of the issuance of the Notes or subsequently acquired by such persons. The maximum period by which any Prior Warrant is being extended is the difference between 60 months and the remaining term of the respective Prior Warrant as of the initial issuance of the Notes.

Notwithstanding the foregoing, the Company agreed not to file the Series C Certificate (and, therefore, may not cause the conversion of the Notes into shares of Series C Preferred Stock or issue the Warrants) unless and until (a) any and all antidilution adjustments otherwise applicable to the 10% Preferred Stock and the Company’s Series B 10% Convertible Preferred Stock (the “Series B Preferred Stock”)) have been amended or waived so as to be inapplicable to the issuance or deemed issuance of the Series C Preferred Stock, the Warrants and the shares of Common Stock issuable upon the conversion of the Series C Preferred Stock and the exercise of the Warrants (the “Amendment Condition”); and (b) the holders of not less than 75% of the Prior Warrants issued in connection with the issuance of the 10% Preferred Stock and the holders of 100% of the Prior Warrants issued in connection with the issuance of the Series B Preferred Stock have agreed to amend or waive such Prior Warrants so as to make inapplicable the antidilution adjustments otherwise applicable to the issuance or deemed issuance of the Series C Preferred Stock, the Warrants and the shares of Common Stock issuable upon the conversion of the Series C Preferred Stock and the exercise of the Warrants (the “Waiver Condition”).

The Company has satisfied the Waiver Condition. In addition, the holder of the Series B Preferred Stock has agreed to the antidilution adjustments otherwise applicable to the issuance or deemed issuance of the Series C Preferred Stock, the Warrants and the shares of Common Stock issuable upon the conversion of the Series C Preferred Stock and the exercise of the Warrants. The Company agreed to take all action reasonably necessary to convene a meeting of its stockholders to be held at the earliest practicable time for the purpose or amending the Original Certificate to satisfy the Amendment Condition. The approval of Proposal

1 to amend the Original Certificate would satisfy the Amendment Condition.

If Proposal 1 is not approved the Company will not be able to satisfy the Amendment Condition and the Notes will not convert into shares of Series C Preferred Stock. The Notes, in the aggregate principal amount of $2,475,000 together with all accrued but unpaid interest thereon, will become due and payable on November 31, 2015. The Company does not believe it will have sufficient funds available to repay the Notes on such date.

Dilution

If Proposal 1 is approved, the principal amount of the Notes, together with all accrued but unpaid interest thereon, will automatically be converted into shares of Series C Preferred Stock, at a conversion price of $10,000 per share, immediately upon the effectiveness of the filing of the Series C Certificate with the Secretary of State of Delaware. The shares of Series C Preferred Stock will be initially convertible into approximately 12,988,662 shares of Common Stock. In addition, upon the conversion of the Notes into shares of Series C Preferred Stock, the Company will also issue to the holders of the Notes Warrants to purchase a total of approximately 12,988,662 shares of Common Stock, at an initial exercise price of $.20 per share. The conversion of the Series C Preferred Stock and the exercise of the Warrants could result in a total of approximately 25,977,324 additional shares of Common Stock being issued, which would significantly dilute the percentage equity ownership of existing stockholders. The Company’s common stockholders have no preemptive rights to subscribe for additional shares of Common Stock when issued, which means that current stockholders do not have a prior right to purchase any newly-issued shares in order to maintain their proportionate ownership of the Company’s Common Stock.

Description of 10% Preferred Stock and Series B Preferred Stock

The 10% Preferred Stock and the Series B Preferred Stock each have a 10% annual dividend, payable quarterly in cash or in shares of Common Stock. As of the date of this Proxy Statement, each share of 10% Preferred Stock and each share of Series B Preferred Stock is convertible, at any time and at the option of the holder, into 25,000 shares of Common Stock. Subject to certain exceptions set forth in the Original Certificate and the Certificate of Designation of Preferences, Rights and Limitations of Series B 10% Convertible Preferred Stock (the “Series B Certificate”), the conversion ratios of the 10% Preferred Stock and the Series B Preferred Stock are subject to adjustment in the event the Company issues shares of Common Stock or other securities convertible into or exchangeable for Common Stock at a price per share which is less than the conversion price applicable to such Preferred Stock. Waivers of antidilution adjustments that are not so excepted require the approval of the holders of 100% of the 10% Preferred Stock and/or Series B Preferred Stock, as the case may be. The conversion price of the 10% Preferred Stock and the Series B Preferred Stock is currently $0.40 per share.

The holders of the 10% Preferred Stock and the Series B Preferred Stock vote with the holders of our Common Stock on all matters presented to the holders of the Common Stock on a Common Stock-equivalent basis. The holders of 10% Preferred Stock, voting as a separate class, are entitled to elect three members of the Board of Directors. The approval of the holders of at least 67% of the outstanding 10% Preferred Stock and Series B Preferred Stock, voting together as a single class, is required before we may take certain actions.

The holders of the 10% Preferred Stock and Series B Preferred Stock have priority in the event of a liquidation of our Company over the holders of our Common Stock. Upon liquidation, dissolution or winding up of our Company, whether voluntary or involuntary, before any distribution or payment is made to the holders of the Common Stock, the holders of the 10% Preferred Stock and the Series B Preferred Stock are entitled to be paid out of the assets of the Company an amount equal the stated value of such Preferred Stock, which is initially $10,000 per share, plus any accrued, but unpaid, dividends.

The 10% Preferred Stock and the Series B Preferred Stock may be required to convert into shares of Common Stock at our election if the trading price of the Common Stock meets certain thresholds as set forth in the Original Certificate. If we fail to meet certain obligations regarding certain matters affecting the 10% Preferred Stock or the Series B Preferred Stock, the holders of such Preferred Stock may require the Company to redeem such Preferred Stock.

The foregoing descriptions of the 10% Preferred Stock and the Series B Preferred Stock do not purport to be complete and are qualified in their entirety by reference to the complete text of the Original Certificate attached as Appendix C to this Proxy Statement, and the Series B Certificate, attached as Appendix D to this Proxy Statement.

Description of the Series C Preferred Stock

When and if issued, each share of Series C Preferred Stock would be convertible, at any time and at the option of the holder, into 50,000 shares of Common Stock. Subject to certain exceptions set forth in the Series C Certificate, the conversion ratio of the Series C Preferred Stock would be subject to adjustment in the event the Company issues shares of Common Stock or other securities convertible into or exchangeable for Common Stock at a price per share which is less than the conversion price applicable to the Series C Preferred Stock. Waivers of antidilution adjustments that are not so excepted would require the approval of the holders of 67% of the Series C Preferred Stock. The initial conversion price of the Series C Preferred Stock would be $0.20 per share.

The Series C Preferred Stock would not bear dividends.

The holders of the Series C Preferred Stock would vote with the holders of the 10% Preferred Stock, the Series B Preferred Stock and the Common Stock on all matters presented to the holders of the Common Stock on a Common Stock-equivalent basis. In addition to certain approval rights of the holders of the 10% Preferred Stock and the Series B Preferred Stock, the approval of the holders of at least 67% of the outstanding Series C Preferred Stock, voting as a separate class, would be required before the Company may take certain actions described in the Series C Certificate.

The Series C Preferred Stock would rank pari passu with the 10% Preferred Stock and the Series B Preferred Stock in the event of a liquidation of our Company. Upon liquidation, dissolution or winding up of our Company, whether voluntary or involuntary, before any distribution or payment is made to the holders of the Common Stock, the holders of the 10% Preferred Stock, the Series B Preferred Stock and the Series C Preferred Stock would be entitled to be paid out of the assets of the Company an amount equal the stated value of such Preferred Stock, which is initially $10,000 per share, plus any accrued, but unpaid, dividends.

The Series C Preferred Stock may be required to convert into shares of Common Stock at our election if the trading price of the Common Stock meets certain thresholds as set forth in the Series C Certificate. If we fail to meet certain obligations regarding certain matters affecting the Series C Preferred Stock, the holders of the Series C Preferred Stock may require the Company to redeem the Series C Preferred Stock.

The foregoing description of the Series C Preferred Stock does not purport to be complete and is qualified in its entirety by reference to the complete text of the Series C Certificate attached as Appendix E to this Proxy Statement.

Persons with Interests in the Proposal

The Notes are held by the following persons in the amounts set forth opposite their respective names:

Arrow, LLC	$1,500,000
SMC Employees Partnership	$500,000
Associated Private Equity, LLC	$250,000
SET Capital Holdings LLC	$200,000
Chadds Ford, LTD	$25,000

Arrow, LLC is an investment vehicle for Longbow Technology Ventures whose Managing Director is Matthew Van Steenwyk. Mr. Van Steenwyk has a contractual right to designate up to two to persons to be appointed or elected to Company’s Board of Directors. During any period in which Mr. Van Steenwyk has such right but in which Mr. Van Steenwyk is not, individually, a member of the Board, he has the right to attend meetings of the Board in a nonvoting observer capacity, subject to agreed-upon limitations. On July 21, 2015 Mr. Van Steenwyk became a member of the Company’s Board of Directors.

SMC Employees Partnership owns shares of our 10% Preferred Stock and warrants to purchase Common Stock, and is affiliated with other holders of our 10% Preferred Stock and warrants. See “Security Ownership of Certain Beneficial Owners and Management.” Jamie Weston and Raymond L. M. Wong are each members of our Board of Directors and may be deemed to have a beneficial interest in the Note held by SMC Employees Partnership and in the shares of Series C Preferred Stock and Warrants that would be issued upon the conversion of such Note.

Associated Private Equity, LLC owns shares of our 10% Preferred Stock and warrants to purchase Common Stock. See “Security Ownership of Certain Beneficial Owners and Management.” Neil Braverman is a member of our Board of Directors and may be deemed to have a beneficial interest in the Note held by Associated Private Equity, LLC and in the shares of Series C Preferred Stock and Warrants that would be issued upon the conversion of such Note. In addition, Chadds Ford, Ltd. is an investment vehicle controlled by Mr. Braverman’s wife. Mr. Braverman may be deemed to have a beneficial interest in the Note held by Chadds Ford, Ltd. and in the shares of Series C Preferred Stock and Warrants that would be issued upon the conversion of such Note.

The following table sets forth (i) the number of shares of Series C Preferred Stock, (ii) the number of shares of Common Stock issuable upon conversion of such Series C Preferred Stock, (iii) the number of shares of Common Stock issuable upon exercise of the Warrants, and (iv) the total number of shares of Common Stock, that each of the Note holders could acquire, assuming in each case the conversion of the Notes effective as their maturity on November 30, 2015:

Holder	Shares of Series C Preferred Stock Issuable (1)	Shares of Common Stock Issuable upon Conversion of the Series C Preferred Stock (2)	Shares of Common Stock Issuable upon Exercise of the Warrants (2)(3)	Total Shares of Common Stock (2)(3)
Arrow, LLC	157.438	7,871,917	7,871,917	15,743,834
SMC Employees Partnership	52.479	2,623,972	2,623,972	5,247,944
Associated Private Equity, LLC	26.239	1,311,986	1,311,986	2,623,972
SET Capital Holdings LLC	20.991	1,049,589	1,049,589	2,099,178
Chadds Ford, Ltd.	2.623	131,198	131,198	262,396
Total	259.770	12,988,662	12,988,662	25,977,324

(1)	Assumes the accumulation of interest at the rate of 10% per annum from June 2, 2015 through November 30, 2015.

(2)	Assumes conversion of the Series C Preferred Stock at the initial conversion price of $.20 per share and exercise of the Warrants at the initial exercise price of $.20 per share.

(3)	Assumes the exercise of the Warrants for cash rather than on a cashless basis.

Approval of Proposal

If Proposal 1 is approved, the Company will have the ability to amend the antidilution provisions of the 10% Preferred Stock so that (i) they are inapplicable to the issuance or deemed issuance of the Series C Preferred Stock, the Warrants and the shares of Common Stock issuable upon the conversion of the Series C Preferred Stock and the exercise of the Warrants, and (ii) the holders of 67% of the 10% Preferred Stock, rather than 100% of the 10% Preferred Stock, will be able to waive such antidilution adjustments with respect to any future issuances of securities by the Company.

Approval of Proposal 1 will allow the Company to satisfy the Amendment Condition and trigger the conversion of the Notes.

Required Stockholder Vote to Approve the Amendment Proposal

Approval of the amendment to the Original Certificate will require the affirmative vote of (i) at least 67% of the issued and outstanding shares of our 10% Preferred Stock, voting as a separate class, and (ii) a majority of the issued and outstanding shares of our Common Stock and Preferred Stock, voting together as a single class. Abstentions and broker non-votes will have the same effect as a vote against the proposal.

Recommendation of our Board of Directors

Our Board of Directors unanimously recommends a vote “FOR” approval of Proposal 1 to amend the Certificate of Designation of Preferences, Rights and Limitations of 10% Convertible Preferred Stock.

PROPOSAL 2

PROPOSAL TO AMEND THE RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE AUTHORIZED SHARES OF COMMON STOCK

Purpose

The Board of Directors has voted to recommend to the stockholders that the Company further amend its Restated Certificate of Incorporation to increase the number of authorized shares of Common Stock from 150,000,000 to 200,000,000 shares. The text of the proposed amendment is set forth as Appendix F to this proxy statement.

Background

As of July 26, 2015, there were 52,810,655 shares of our Common Stock issued and outstanding, and we had reserved 88,344,746 additional shares for future issuance upon conversion of outstanding convertible securities. These reserved shares include: 3,802,000 shares for issuance upon exercise of awards granted under our 2005 Stock Option Plan; 31,348,294 shares for issuance upon exercise of stock purchase warrants; 24,444,452 shares for issuance upon conversion of our 10% Convertible Preferred Stock; 5,000,000 shares for issuance upon conversion of our Series B Preferred Stock; 12,375,000 shares for issuance upon conversion of our Series C Preferred Stock which will be issued if Proposal 1 is approved at the Meeting; and 12,375,000 shares for issuance upon exercise of warrants which will be issued if Proposal 1 is approved at the Meeting. In addition, the holders of our 10% Convertible Preferred Stock and Series B Preferred Stock are entitled to receive annual dividends in an amount equal to 10% of the original purchase price of such shares. These dividends may be payable in additional shares of our Common Stock in lieu of cash. The number of shares of Common Stock we may be required to issue in payment of such dividends cannot be determined at this time.

The number of shares of Common Stock outstanding or reserved for future issuance equals 140,147,216. This leaves 9,852,784 shares authorized Common Stock currently available for future issuance. The Board of Directors does not believe the remaining available shares of Common Stock will be sufficient to satisfy the Company’s corporate purposes during the next twelve months as may be determined by the Board of Directors. Therefore, the Board of Directors has proposed an increase in the number of authorized shares of Common Stock from 150,000,000 to 200,000,000 shares.

If this proposal is approved, the Board of Directors will have the authority to issue a total of 59,852,784 shares of Common Stock, not including shares already reserved for issuance, as described above, without further stockholder approval. The Board of Directors believes that the increase in the number of authorized shares of Common Stock is in the best interests of our Company and our stockholders. Frequently, opportunities arise that require prompt action, and the Board of Directors believes that delay necessitated for stockholder approval of a specific issuance could be detrimental to our Company and our stockholders. The Board of Directors believes that the authorized Common Stock should be increased to provide sufficient shares for such corporate purposes as may be determined by the Board of Directors. These purposes may include, among others, the issuance of Common Stock to facilitate potential mergers or acquisitions, raising capital or acquiring technology rights through the sale of stock, and/or attracting or retaining valuable employees by the issuance of stock options. Except as described above or elsewhere in this proxy statement, we have no plans, understandings, commitments or agreements or undertakings concerning the issuance of the additional shares which would be authorized by the approval of this proposal. The Board of Directors, however, considers the authorization of additional shares of Common Stock advisable to ensure prompt availability of shares for issuance should the occasion arise.

The terms of the additional shares of Common Stock will be identical to those of the currently outstanding shares of Common Stock. However, because holders of Common Stock have no preemptive rights to purchase or subscribe for any unissued stock of the Company, the issuance of additional shares of Common Stock will reduce the current stockholders’ percentage ownership interest in the total outstanding shares of Common Stock. The authorization of additional shares of Common Stock will not alter the current number of issued shares. The relative rights and limitations of the shares of Common Stock will remain unchanged under this amendment.

Required Stockholder Vote to Approve the Amendment Proposal

Approval of this amendment will require the affirmative vote of the holders of a majority of the Common Stock and Preferred Stock issued and outstanding as of the record date and voting together as a single class. Abstentions and broker non-votes will have the same effect as a vote against the proposal.

Recommendation of our Board of Directors

Our Board of Directors unanimously recommends a vote “FOR” approval of Proposal 2 to amend the Restated Certificate in order to increase the number of authorized shares of Common Stock from 150,000,000 to 200,000,000.

PROPOSAL 3

ADJOURNMENT

Purpose

In the event there are not sufficient votes present, in person or by proxy, at the Special Meeting to approve the amendment to the Certificate of Designation of Preferences, Rights and Limitations of 10% Convertible Preferred Stock set forth in Proposal 1, or the amendment to the Restated Certificate set forth in Proposal 2, our chief executive officer or other officer, acting in his capacity as chairperson of the meeting, may propose an adjournment of the Special Meeting to a later date or dates to permit further solicitation of proxies.

Required Stockholder Vote to Approve the Adjournment Proposal

Approval of the adjournment proposal will require the affirmative vote of the holders of a majority of the issued and outstanding shares of our Common Stock and Preferred Stock, voting together as a single class, that are represented in person or by proxy and voting at the Special Meeting. Assuming the presence of a quorum, abstentions, broker “non-votes” and shares not represented at the Special Meeting will have no effect on the adjournment proposal.

Recommendation of our Board of Directors

Our Board of Directors unanimously recommends a vote “FOR” approval of Proposal 3 to adjourn the Special Meeting, if necessary to obtain the requisite number of proxies to approve Proposal 1 and Proposal 2.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of our Common Stock as of July 26, 2015:

•	by each of our directors and executive officers;

•	by all of our directors and executive officers as a group; and

•	by each person (including any “group” as used in Section 13(d) of the Securities Exchange Act of 1934) who is known by us to own beneficially 5% or more of the outstanding shares of Common Stock.

Unless otherwise indicated below, to the best of our knowledge, all persons listed below have sole voting and investment power with respect to their shares of Common Stock, except to the extent authority is shared by spouses under applicable law. As of July 26, 2015, 52,810,655 shares of our Common Stock were issued and outstanding.

Security Ownership of Management and Directors

Name (1)	Number of Shares of Common Stock Beneficially Owned (2)	Percentage of Class (2)
Maurice E. Needham (3)	2,288,339	4.26%
Lyle Jensen (4)	1,850,747	3.43%
Charles E. Coppa (5)	1,379,482	2.58%
Lew F. Boyd (6)	706,178	1.33%
Neil Braverman (7)	6,735,352	11.32%
Jamie Weston (8)(10)	3,708,375	6.56%
Raymond L. M. Wong (9)(10)	3,708,375	6.56%
Matthew Van Steenwyk (11)*	12,729,302	21.17%
All officers and directors as a group (8 persons)	29,397,775	39.98%

Security Ownership of Certain Beneficial Owners

Name (1)	Number of Shares of Common Stock Beneficially Owned (2)	Percentage of Class (2)
SMC Reserve Fund II, LP (12)(13)	10,913,536	17.19%
SMC Select Co-Investment Fund I, LP (13)(14)	7,350,112	12.36%
Associated Private Equity (15)	6,690,352	11.25%
Ronald H. Muhlenkamp (16)	5,332,847	9.28%
SMC Employees Partnership (13)(17)	3,708,375	6.61%
SMC Reserve Fund II Offshore, LP (13)(18)	2,728,383	4.92%
_____________________________

* Mr. Van Steenwyk joined the Board of Directors on July 21, 2015

(1)	Except as noted, each person’s address is care of American Power Group Corporation, 7 Kimball Lane, Building A, Lynnfield, Massachusetts 01940.

(2)
Pursuant to the rules of the Securities and Exchange Commission, shares of Common Stock that an individual or group has a right to acquire within 60 days pursuant to the exercise of options or warrants are deemed to be outstanding for the purpose of computing the percentage ownership of such individual or group, but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person shown in the table. Excludes any shares of Common Stock that may be issued or deemed to be issued upon the conversion of shares of Series C Preferred Stock or upon exercise of the Warrants issuable in connection with the Series C Preferred Stock upon conversion of the Notes.

(3)	Includes 850,000 shares of Common Stock issuable pursuant to immediately exercisable stock options. Also includes 59,556 shares of Common Stock owned by Mr. Needham’s wife.

(4)	Includes 1,090,000 shares of Common Stock issuable pursuant to immediately exercisable stock options.

(5)	Includes 707,000 shares of Common Stock issuable pursuant to immediately exercisable stock options.

(6)	Includes 340,000 shares of Common Stock issuable pursuant to immediately exercisable stock options.

(7)
Includes 20,000 shares of Common Stock issuable pursuant to immediately exercisable stock options. Mr. Braverman is a member of Associated Private Equity, LLC, a Delaware limited liability company (“Associated”), an entity that beneficially owns 6,690,352 shares of Common Stock which includes 3,333,333 shares of Common Stock issuable upon conversion of shares of 10% Preferred Stock beneficially owned by Associated, 3,333,333 shares of Common Stock issuable upon exercise of warrants beneficially owned by Associated and 23,686 shares of Common Stock issued for Preferred Stock dividends. Pursuant to Rule 16a-1 of the Securities Exchange Act of 1934, as amended, Mr. Braverman may be deemed to be the beneficial owner of any securities that may be deemed to be beneficially owned by Associated. Mr. Braverman disclaims beneficial ownership with respect to any shares of Common Stock except to the extent of his pecuniary interest therein. Excludes an indeterminate number of shares of Common Stock which the Company may issue to Associated in lieu of cash dividends on the 10% Preferred Stock. Mr. Braverman’s address is c/o Pathstone Family Office, 1 Bridge Plaza, Suite 550, Fort Lee, New Jersey 07024.

(8)
Mr. Weston is a partner of SMC Employees Partnership, a New York limited partnership (“SMC EP”), an entity that beneficially owns 3,708,375 shares of Common Stock which includes 1,633,333 shares of Common Stock issuable upon conversion of shares of 10% Preferred Stock beneficially owned by SMC EP, 1,633,333 shares of Common Stock issuable upon exercise of warrants beneficially owned by SMC EP and 441,709 shares of Common Stock issued for Preferred Stock dividends. Pursuant to Rule 16a-1 of the Securities Exchange Act of 1934, as amended, Mr. Weston may be deemed to be the beneficial owner of any securities that may be deemed to be beneficially owned by SMC EP. Mr. Weston disclaims beneficial ownership with respect to any shares of Common Stock except to the extent of his pecuniary interest therein. Excludes an indeterminate number of shares of Common Stock which the Company may issue to SMC EP in lieu of cash dividends on the 10% Preferred Stock. Mr. Weston’s address is care of Spring Mountain Capital, LLC, 65 East 55th Street, 33rd Floor, New York, New York 10022.

(9)
Mr. Wong is a partner of SMC EP, an entity that beneficially owns 3,708,375 shares of Common Stock which includes 1,633,333 shares of Common Stock issuable upon conversion of shares of 10% Preferred Stock beneficially owned by SMC EP, 1,633,333 shares of Common Stock issuable upon exercise of warrants beneficially owned by SMC EP and 441,709 shares of Common Stock issued for Preferred Stock dividends. Pursuant to Rule 16a-1 of the Securities Exchange Act of 1934, as amended, Mr. Wong may be deemed to be the beneficial owner of any securities that may be deemed to be beneficially owned by SMC EP. Mr. Wong disclaims beneficial ownership with respect to any shares of Common Stock except to the extent of his pecuniary interest therein. Excludes an indeterminate number of shares of Common Stock which the Company may issue to SMC EP in lieu of cash dividends on the 10% Preferred Stock. Mr. Wong’s address is care of Spring Mountain Capital, LLC, 65 East 55th Street, 33rd Floor, New York, New York 10022.

(10)
The shares held by SMC EP and considered to be beneficially owned by both Mr. Wong and Mr. Weston are included once for purposes of calculating the total shares beneficially owned by all officers and directors as a group.

(11)
Includes 5,407,262 shares of Common Stock beneficially owned through several investment vehicles controlled by Mr. Van Steenwyk, 5,000,000 shares issuable upon conversion of shares of Series B Preferred Stock, 510,208 shares issuable upon conversion of shares of 10% Preferred Stock and 1,810,832 shares of Common Stock issuable upon exercise of warrants beneficially owned by Mr. Van Steenwyk and Arrow, LLC (“Arrow”), an investment vehicle for Longbow Technology Ventures whose Managing Director is Mr. Van Steenwyk. Also includes 1,000 shares of Common Stock owned by Mr. Van Steenwyk’s wife. Excludes an indeterminate number of shares of Common Stock which the Company may issue to Arrow in lieu of cash dividends on the Series B Preferred Stock. Mr. Van Steenwyk and Arrow have notified us of their election to increase the limitation on beneficial ownership under the terms of the preferred stock and warrants held by each of Mr. Van Steenwyk and Arrow to 100% of our Common Stock. Mr. Van Steenwyk’s address is care of Longbow Technology Ventures, LLC 2747 Paradise Road, Suite 3604, Las Vegas, Nevada 89109.

(12)
Includes 5,333,333 shares of Common Stock issuable upon conversion of shares of 10% Preferred Stock, 5,333,333 shares of Common Stock issuable upon exercise of warrants and 246,870 shares of Common Stock issued for Preferred Stock dividends. Excludes an indeterminate number of shares of Common Stock which the Company may issue to the stockholder in lieu of cash dividends on the 10% Preferred Stock. The stockholder’s address is care of Spring Mountain Capital, LLC, 65 East 55th Street, 33rd Floor, New York, New York 10022.

(13)
Based upon the information provided by SMC Select Co-Investment Fund I, LP, SMC Reserve Fund II, LP, SMC Reserve Fund II Offshore, LP, SMC EP, SMC Select Co-Investment I GP, LLC, Spring Mountain Capital G.P., LLC, Spring Mountain Capital, LP, Spring Mountain Capital, LLC, John L. Steffens and Gregory P. Ho in a Schedule 13D/A filed on January 8, 2015. Each of Spring Mountain Capital G.P., LLC, Spring Mountain Capital, LP, and Spring Mountain Capital, LLC, may be deemed to beneficially own a total of 20,992,031 shares, having sole voting and dispositive power with respect to such shares. Each entity disclaims beneficial ownership of such shares, except to the extent of its pecuniary interest therein. Each of John L. Steffens and Gregory P. Ho may be deemed to beneficially own a total of 24,700,406 shares, having sole voting and dispositive power with respect to such shares. Each individual disclaims beneficial ownership of such shares, except to the extent of his pecuniary interest therein. On May 15, 2012, each of SMC Select Co-Investment Fund I, LP, SMC Reserve Fund II, LP, SMC Reserve Fund II Offshore, LP and SMC Employees Partnership provided notice to us of its election to increase the limitation on beneficial ownership under the terms of the preferred stock and the warrants issued in connection with the private placement to 100% of our common stock.

(14)
Includes 3,333,333 shares of Common Stock issuable upon conversion of shares of 10% Preferred Stock, 3,333,333 shares of Common Stock issuable upon exercise of warrants and 683,446 shares of Common Stock issued for Preferred Stock dividends. Excludes an indeterminate number of shares of Common Stock which the Company may issue to the stockholder in lieu of cash dividends on the 10% Preferred Stock. The stockholder’s address is care of Spring Mountain Capital, LLC, 65 East 55th Street, 33rd Floor, New York, New York 10022.

(15)
Includes 3,333,333 shares of Common Stock issuable upon conversion of shares of 10% Preferred Stock, 3,333,333 shares of Common Stock issuable upon exercise of warrants and 23,686 shares of Common Stock issued for Preferred Stock dividends. All 6,690,352 shares of Common Stock issuable to Associated upon conversion of the 10% Preferred Stock or exercise of the warrant are included even though Associated does not have the right to convert the shares of preferred stock or exercise the warrant for all of such shares within 60 days. Excludes an indeterminate number of shares of Common Stock which the Company may issue to the stockholder in lieu of cash dividends on the 10% Preferred Stock. The stockholder’s address is c/o Pathstone Family Office, 1 Bridge Plaza, Suite 550, Fort Lee, New Jersey 07024.

(16)
Includes 2,333,333 shares of Common Stock issuable upon conversion of shares of 10% Preferred Stock, 2,333,333 shares of Common Stock issuable upon exercise of warrants and 666,181 shares of Common Stock issued for Preferred Stock dividends. All 5,332,847 shares of Common Stock issuable to the stockholder upon conversion of the 10% Preferred Stock or exercise of the warrant are included even though the stockholder does not have the right to convert the shares of preferred stock or exercise the warrant for all of such shares within 60 days. Excludes an indeterminate number of shares of Common Stock which the Company may issue to the stockholder in lieu of cash dividends on the 10% Preferred Stock. The stockholder’s address is 725 Three Degree Road, Butler, Pennsylvania 16002.

(17)
Includes 1,633,333 shares of Common Stock issuable upon conversion of shares of 10% Preferred Stock, 1,633,333 shares of Common Stock issuable upon exercise of warrants and 441,709 shares of Common Stock issued for Preferred Stock dividends. Excludes an indeterminate number of shares of Common Stock which the Company may issue to the stockholder in lieu of cash dividends on the 10% Preferred Stock. The stockholder’s address is care of Spring Mountain Capital, LLC, 65 East 55th Street, 33rd Floor, New York, New York 10022.

(18)
Includes 1,333,333 shares of Common Stock issuable upon conversion of shares of 10% Preferred Stock, 1,333,333 shares of Common Stock issuable upon exercise of warrants and 61,717 shares of Common Stock issued for Preferred Stock dividends. Excludes an indeterminate number of shares of Common Stock which the Company may issue to the stockholder in lieu of cash dividends on the 10% Preferred Stock. The stockholder’s address is care of Spring Mountain Capital, LLC, 65 East 55th Street, 33rd Floor, New York, New York 10022.

OTHER MATTERS

Our Board of Directors is not aware of any other business that may come before the Special Meeting. However, if additional matters properly come before the Special Meeting, shares represented by all proxies received by our Board of Directors will be voted with respect thereto at the discretion and in accordance with the judgment of the proxy holders.

ADVANCE NOTICE PROCEDURES

Under our By-Laws, nominations for a director may be made only by the Board of Directors, a committee appointed by the Board of Directors, or by a stockholder of record entitled to vote on the election of directors, who is also a stockholder at the record date of the meeting and also on the date of the meeting at which directors are to be elected, who has delivered notice to our principal executive offices (containing certain information specified in the By-laws) (i) not fewer than 60 days nor more than 90 days prior to the anniversary date of the preceding year's annual meeting, or (ii) if the meeting is called for a date not within 30 days before or after such anniversary date, not later than the close of business on the 10th day following the date notice of such meeting is mailed or made public, whichever is earlier.

Our By-laws also provide that no business may be brought before an annual meeting of stockholders except as specified in the notice of the meeting or as otherwise brought before the meeting by or at the direction of the Board of Directors, the presiding officer or by a stockholder who shall have been a stockholder of record on the record date for such meeting and who shall continue to be entitled to vote thereafter, who has delivered notice to our principal executive offices (containing certain information specified in the By-Laws) (i) not fewer than 60 days nor more than 90 days prior to the anniversary date of the preceding year’s annual meeting, or (ii) for a special meeting or an annual meeting called for a date not within 30 days before or after such anniversary date, not later than the close of business on the 10th day following the date notice of such meeting is mailed or made public, whichever is earlier.

These requirements are separate and apart from and in addition to the requirements that a stockholder must meet in order to have a stockholder proposal included in our Proxy Statement under Rule 14a-8 of the Securities Exchange Act of 1934. A copy of the full text of the By-Law provisions discussed above may be obtained by writing to the Corporate Secretary, American Power Group Corporation, 7 Kimball Lane, Building A, Lynnfield, MA 01940.

STOCKHOLDER PROPOSALS

Proposals of stockholders intended for inclusion in the proxy statement to be mailed to all stockholders entitled to vote at our next annual meeting of stockholders must be received at our principal executive offices not later than November 9, 2015. In order to curtail controversy as to the date on which a proposal was received by us, it is suggested that proponents submit their proposals by Certified Mail Return Receipt Requested.

INFORMATION INCORPORATED BY REFERENCE

As permitted by Item 13(b) of Schedule 14A of Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), we are “incorporating by reference” into this proxy statement specific documents that we filed with the Securities and Exchange Commission (“SEC”), which means that we may disclose important information to you by referring you to those documents that are considered part of this proxy statement.

We are incorporating by reference the Company’s filings listed below:

•	the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2014, filed with the SEC on December 22, 2014 and amended on June 29, 2015;

•	the Company’s Quarterly Report on Form 10-Q for the quarter ended December 31, 2014, filed with the SEC on February 17, 2015 and amended on June 29, 2015; and

•	the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2014, filed with the SEC on May 20, 2015 and amended on June 29, 2015.

Copies of such filings are being mailed contemporaneously with this proxy statement to all stockholders entitled to vote.

WHERE YOU CAN FIND MORE INFORMATION

The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any document that the Company files at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. In addition, the SEC maintains a website at http://www.sec.gov, from which interested persons can electronically access the Company’s SEC filings.

REQUEST TO SIGN, DATE AND RETURN PROXIES

If you do not intend to be present at the Special Meeting on October 9, 2015, please sign, date and return the enclosed proxy card at your earliest convenience.

BY ORDER OF THE BOARD OF DIRECTORS,

Charles E. Coppa

Chief Financial Officer, Treasurer and Secretary

Appendix A - Common Stock

PROXY FOR SPECIAL MEETING OF AMERICAN POWER GROUP CORPORATION
SOLICITATION ON BEHALF OF THE BOARD OF DIRECTORS OF
AMERICAN POWER GROUP CORPORATION

The undersigned stockholder of American Power Group Corporation (the “Company”) hereby appoints Lyle Jensen and Charles E. Coppa, and each of them acting singly, with full power of substitution, the attorneys and proxies of the undersigned and authorizes them to represent and vote on behalf of the undersigned, as designated, all of the shares of Common Stock of the Company that the undersigned is entitled to vote at the Special Meeting of Stockholders of the Company to be held on October 9, 2015, and at any adjournment or postponement of such meeting for the purposes identified on the reverse side of this proxy and with discretionary authority as to any other matters that properly come before the Special Meeting, in accordance with and as described in the Notice of Special Meeting of Stockholders and Proxy Statement. This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If this proxy is returned without direction being given, this proxy will be voted FOR all proposals.

(Continued and to be signed on the reverse side)

SPECIAL MEETING OF STOCKHOLDERS OF
AMERICAN POWER GROUP CORPORATION
October 9, 2015

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x

1. To approve an amendment to the Certificate of Designation of Preferences, Rights and Limitations of 10% Convertible Preferred Stock.

☐	For	☐	Against	☐	Abstain

2. To approve an amendment to the Restated Certificate of Incorporation to increase the authorized Common Stock from 150,000,000 to 200,000,000 shares.

☐	For	☐	Against	☐	Abstain

3. To approve one or more adjournments of the Special Meeting.

☐	For	☐	Against	☐	Abstain

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting or any adjournment thereof.

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THIS CARD.

Please check here if you plan to attend the meeting.	☐

____________________    ______        ____________________    ______
Signature of Stockholder     Date:         Signature of Stockholder     Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Appendix A - 10% Convertible Preferred Stock

PROXY FOR SPECIAL MEETING OF AMERICAN POWER GROUP CORPORATION
SOLICITATION ON BEHALF OF THE BOARD OF DIRECTORS OF
AMERICAN POWER GROUP CORPORATION

The undersigned stockholder of American Power Group Corporation (the “Company”) hereby appoints Lyle Jensen and Charles E. Coppa, and each of them acting singly, with full power of substitution, the attorneys and proxies of the undersigned and authorizes them to represent and vote on behalf of the undersigned, as designated, all of the shares of 10% Convertible Preferred Stock of the Company that the undersigned is entitled to vote at the Special Meeting of Stockholders of the Company to be held on October 9, 2015, and at any adjournment or postponement of such meeting for the purposes identified on the reverse side of this proxy and with discretionary authority as to any other matters that properly come before the Special Meeting, in accordance with and as described in the Notice of Special Meeting of Stockholders and Proxy Statement. This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If this proxy is returned without direction being given, this proxy will be voted FOR all proposals.

(Continued and to be signed on the reverse side)

SPECIAL MEETING OF STOCKHOLDERS OF
AMERICAN POWER GROUP CORPORATION
October 9, 2015

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x

1. To approve an amendment to the Certificate of Designation of Preferences, Rights and Limitations of 10% Convertible Preferred Stock.

☐	For	☐	Against	☐	Abstain

2. To approve an amendment to the Restated Certificate of Incorporation to increase the authorized Common Stock from 150,000,000 to 200,000,000 shares.

☐	For	☐	Against	☐	Abstain

3. To approve one or more adjournments of the Special Meeting.

☐	For	☐	Against	☐	Abstain

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting or any adjournment thereof.

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THIS CARD.

Please check here if you plan to attend the meeting.	☐

____________________    ______        ____________________    ______
Signature of Stockholder     Date:         Signature of Stockholder     Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Appendix A - Series B 10% Convertible Preferred Stock

PROXY FOR SPECIAL MEETING OF AMERICAN POWER GROUP CORPORATION
SOLICITATION ON BEHALF OF THE BOARD OF DIRECTORS OF
AMERICAN POWER GROUP CORPORATION

The undersigned stockholder of American Power Group Corporation (the “Company”) hereby appoints Lyle Jensen and Charles E. Coppa, and each of them acting singly, with full power of substitution, the attorneys and proxies of the undersigned and authorizes them to represent and vote on behalf of the undersigned, as designated, all of the shares of Series B 10% Convertible Preferred Stock of the Company that the undersigned is entitled to vote at the Special Meeting of Stockholders of the Company to be held on October 9, 2015, and at any adjournment or postponement of such meeting for the purposes identified on the reverse side of this proxy and with discretionary authority as to any other matters that properly come before the Special Meeting, in accordance with and as described in the Notice of Special Meeting of Stockholders and Proxy Statement. This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If this proxy is returned without direction being given, this proxy will be voted FOR all proposals.

(Continued and to be signed on the reverse side)

SPECIAL MEETING OF STOCKHOLDERS OF
AMERICAN POWER GROUP CORPORATION
October 9, 2015

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2 AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x

1. To approve an amendment to the Certificate of Designation of Preferences, Rights and Limitations of 10% Convertible Preferred Stock.

☐	For	☐	Against	☐	Abstain

2. To approve an amendment to the Restated Certificate of Incorporation to increase the authorized Common Stock from 150,000,000 to 200,000,000 shares.

☐	For	☐	Against	☐	Abstain

3. To approve one or more adjournments of the Special Meeting.

☐	For	☐	Against	☐	Abstain

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting or any adjournment thereof.

TO INCLUDE ANY COMMENTS, USE THE COMMENTS BOX ON THE REVERSE SIDE OF THIS CARD.

Please check here if you plan to attend the meeting.	☐

____________________    ______        ____________________    ______
Signature of Stockholder     Date:         Signature of Stockholder     Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

APPENDIX B

CERTIFICATE OF AMENDMENT TO THE

CERTIFICATE OF DESIGNATION OF PREFERENCES,
RIGHTS AND LIMITATIONS
OF
10% CONVERTIBLE PREFERRED STOCK

OF

AMERICAN POWER GROUP CORPORATION

Pursuant to Section 151
of the General Corporation Law of
the State of Delaware

The undersigned, Charles E. Coppa, hereby certifies that:

I.     He is the duly elected and acting Chief Financial Officer of American Power Group Corporation, a Delaware corporation (the “Corporation”).

II.     That a Certificate of Designation of Preferences, Rights and Limitations of 10% Convertible Preferred Stock of GreenMan Technologies, Inc. was filed with the Secretary of State of the State of Delaware on April 30, 2012 (the “Certificate of Designation”).

III.     That a Certificate of Amendment to the Restated Certificate of Incorporation of GreenMan Technologies, Inc. changing the name of the Corporation to American Power Group Corporation was filed with the Secretary of State of the State of Delaware on August 1, 2012.

IV.    That a Certificate of Designation of Preferences, Rights and Limitations of Series B 10% Convertible Preferred Stock of the Corporation (the “Series B Preferred Stock”) was filed with the Secretary of State of the State of Delaware on November 25, 2014.

V.    That this Certificate of Amendment to the Certificate of Designation amends certain provisions of the Certificate of Designation as set forth below, which amendments were duly adopted by the Board of Directors of the Corporation in accordance with the provisions of Section 141 of the General Corporation Law of the State of Delaware, duly approved by the holders of the Corporation’s 10% Convertible Preferred Stock at a meeting held on October 9, 2015, in accordance with the Certificate of Designation and Section 242 of the General Corporation Law of the State of Delaware and duly approved by the stockholders of the Corporation at a meeting held on October 9, 2015, in accordance with Section 242 of the General Corporation Law of the State of Delaware.

VI.    That the defined term “Exempt Issuance” in Section 1 of the Certificate of Designation is amended in its entirety to read as follows:

“Exempt Issuance” means the issuance of (a) shares of Common Stock or options to employees, independent contractors providing services to the Corporation, officers and directors of the Corporation pursuant to any stock or option plan or agreement duly adopted by a majority of the non-employee members of the Board of Directors of the Corporation or a majority of the members of a committee of non-employee directors established for such purpose, (b) securities upon the exercise or exchange of or conversion of any securities issued pursuant to the Purchase Agreement along with other securities subsequently issued and sold to the original Holders party to the Purchase Agreement and other investors in an aggregate amount of up to 1,146 shares of Preferred Stock and the warrants issued in connection with the purchase thereof (including the warrants issued to the Placement Agent in connection with the issuance of the Preferred Stock), (ii) up to 275 shares of Series C Convertible Preferred Stock issued or issuable pursuant to the conversion of subordinated contingent convertible promissory notes issued pursuant to the Note Purchase Agreement, the securities issued or issuable upon the conversion or exchange thereof, the warrants issued in connection with the purchase thereof, and all securities issued or issuable upon the exercise or exchange of such warrants, and/or (iii) other securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of the Purchase Agreement, provided that such securities have not been amended since the date of the Purchase Agreement to increase the number of such securities or to decrease the exercise price, exchange price or conversion price of any such securities and (c) securities issued upon the declaration of a dividend on any of the outstanding Preferred Stock, (d) securities issued to a federal or state licensed bank or commercial lending institution as partial consideration for credit facilities or lease financing facilities extended to the Corporation, (e) securities issued pursuant to acquisitions or strategic transactions approved by a majority of the disinterested directors of the Corporation, provided that any such issuance shall only be to a Person (or to the equityholders of a Person) which is, itself or through its subsidiaries, an operating company or an asset in a business synergistic with the business of the Corporation and shall provide to the Corporation additional benefits in addition to the investment of funds, but shall not include a transaction in which the Corporation is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities, and (f) any other securities issued or deemed to be issued by the Corporation with the written consent of the holders of at least 67% of the then outstanding Preferred Stock, which consent shall designate such issuance or deemed issuance to be an Exempt Issuance. Notwithstanding anything herein to the contrary, with respect to issuances to independent contractors in clause (a) above and federal or state licensed banks or commercial lending institutions in clause (d) above the aggregate amount of securities issuable as Exempt Issuances shall not exceed $250,000 during any 12-month period, such securities shall be issued as restricted securities and the effective consideration per share of Common Stock or effective exercise or conversion price shall not be less than the then prevailing market price. Additionally, in no event shall an exchange of Common Stock or Common Stock Equivalents for outstanding Indebtedness (i.e., Securities Act Section 3(a)(9) or 3(a)(10) exchange) be deemed an Exempt Issuance. For the avoidance of doubt, the issuance of the Class A Preferred Stock by the Company is not an Exempt issuance.

VII.    That the following defined term is added to Section 1 of the Certificate of Designation:

“Note Purchase Agreement” means the Convertible Note Purchase Agreement, dated as of November 26, 2015, between the Corporation and the holders named therein, as amended, modified or supplemented from time to time in accordance with its terms.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to the Certificate of Designation to be signed by its Chief Financial Officer this ___ day of October, 2015.

AMERICAN POWER GROUP CORPORATION

By:_______________________________
Charles E. Coppa, Chief Financial Officer

APPENDIX C

CERTIFICATE OF DESIGNATION OF PREFERENCES,
RIGHTS AND LIMITATIONS
OF
10% CONVERTIBLE PREFERRED STOCK

Pursuant to Section 151 of the
General Corporation Law of the State of Delaware

GreenMan Technologies, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), pursuant to the authority conferred on the Board of Directors of the Corporation by the Restated Certificate of Incorporation, as amended, and in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware, certifies that the Board of Directors of the Corporation duly adopted the following resolution providing for the establishment and issuance of a series of preferred stock to be designated “10% Convertible Preferred Stock” and to consist of 1,146 shares as follows:

WHEREAS, the Restated Certificate of Incorporation, as amended, of the Corporation provides for a class of its authorized stock known as preferred stock, consisting of 1,000,000 shares, $1.00 par value per share, issuable from time to time in one or more series;

WHEREAS, the Board of Directors is authorized to fix the dividend rights, dividend rate, voting rights, conversion rights, rights and terms of redemption and liquidation preferences of any wholly unissued series of preferred stock and the number of shares constituting any series and the designation thereof, of any of them; and

WHEREAS, it is the desire of the Board of Directors, pursuant to its authority as aforesaid, to fix the rights, preferences, restrictions and other matters relating to a series of the preferred stock, which shall consist of up to 1,146 shares of the preferred stock which the Corporation has the authority to issue, as follows:

NOW, THEREFORE, BE IT:

RESOLVED:
That pursuant to the authority expressly granted and vested in the Board of Directors of this Corporation in accordance with the provisions of its Restated Certificate of Incorporation, as amended, a series of preferred stock of the Corporation is hereby established consisting of 1,146 shares, to be designated “10% Convertible Preferred Stock” (hereinafter, the “Preferred Stock”); that the Board of Directors be, and it hereby is, authorized to issue such shares of Preferred Stock from time to time and for such consideration and on such terms as the Board of Directors shall determine, and subject to the limitations provided by law and by the Restated Certificate of Incorporation, as amended; and that the powers, designations, preferences and relative participating, optional or other special rights of, and the qualifications, limitations or restrictions upon, the Preferred Stock shall as set forth on Appendix I hereto.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Designation to be signed by its Chief Financial Officer this 27th day of April, 2012.

GREENMAN TECHNOLOGIES, Inc.

By: /s/Charles E. Coppa
Charles E. Coppa
Chief Financial Officer

APPENDIX I

TERMS OF PREFERRED STOCK

Section 1.     Definitions. For the purposes hereof, the following terms shall have the following meanings:

“Adjustment Right” means any right granted with respect to any securities issued in connection with, or with respect to, any issuance or sale (or deemed issuance or sale in accordance with Section 7) of shares of Common Stock (other than rights of the type described in Sections 7(c) and 7(d) hereof) that could result in a decrease in the net consideration received by the Corporation in connection with, or with respect to, such securities (including, without limitation, any cash settlement rights, cash adjustment or other similar rights).
“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 of the Securities Act.

“Alternate Consideration” shall have the meaning set forth in Section 7(d).

“Applicable Price” shall have the meaning set forth in Section 7(b).

“Bankruptcy Event” means any of the following events: (a) the Corporation or any Significant Subsidiary (as such term is defined in Rule 1-02(w) of Regulation S-X) thereof commences a case or other proceeding under any bankruptcy, reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction relating to the Corporation or any Significant Subsidiary thereof, (b) there is commenced against the Corporation or any Significant Subsidiary thereof any such case or proceeding that is not dismissed within 60 days after commencement, (c) the Corporation or any Significant Subsidiary thereof is adjudicated insolvent or bankrupt or any order of relief or other order approving any such case or proceeding is entered, (d) the Corporation or any Significant Subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property that is not discharged or stayed within 60 calendar days after such appointment, (e) the Corporation or any Significant Subsidiary thereof makes a general assignment for the benefit of creditors, (f) the Corporation or any Significant Subsidiary thereof calls a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts, or (g) the Corporation or any Significant Subsidiary thereof, by any act or failure to act, expressly indicates its consent to, approval of or acquiescence in any of the foregoing or takes any corporate or other action for the purpose of effecting any of the foregoing.

“Beneficial Ownership Limitation” shall have the meaning set forth in Section 6(d).

“Black Scholes Consideration Value” means the value of the applicable Option, Convertible Security or Adjustment Right (as the case may be) as of the date of issuance thereof calculated using the Black Scholes Option Pricing Model obtained from the “OV” function on Bloomberg utilizing (i) an underlying price per share equal to the Closing Sale Price of the Common Stock on the Trading Day immediately preceding the public announcement of the execution of definitive documents with respect to the issuance of such Option, Convertible Security or Adjustment Right (as the case may be), (ii) a risk-free interest rate corresponding to the U.S. Treasury rate for a period equal to the remaining term of such Option, Convertible Security or Adjustment Right (as the case may be) as of the date of issuance of such Option, Convertible Security or Adjustment Right (as the case may be), (iii) a zero cost of borrow and (iv) an expected volatility equal to the greater of 100% and the 100 day volatility obtained from the HVT function on Bloomberg (determined utilizing a 365 day annualization factor) as of the Trading Day immediately following the date of issuance of such Option, Convertible Security or Adjustment Right (as the case may be).
“Bloomberg” means Bloomberg, L.P.
“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Buy-In” shall have the meaning set forth in Section 6(c)(iv).

“Change of Control Transaction” means the occurrence after the date hereof of any of (a) an acquisition by an individual or legal entity or “group” (as described in Rule 13d‑5(b)(1) promulgated under the Exchange Act) of effective control (whether through legal or beneficial ownership of capital stock of the Corporation, by contract or otherwise) of in excess of 50% of the voting securities of the Corporation (other than by means of conversion of Preferred Stock and the exercise of Securities issued together with the Preferred Stock), (b) the Corporation merges into or consolidates with any other Person, or any Person merges into or consolidates with the Corporation and, after giving effect to such transaction, the stockholders of the Corporation immediately prior to such transaction own less than a majority of the aggregate voting power of the Corporation or the successor entity of such transaction, (c) the Corporation sells or transfers all or substantially all of its assets to another Person and the stockholders of the Corporation immediately prior to such transaction own less than a majority of the aggregate voting power of the acquiring entity immediately after the transaction, (d) a replacement at one time or within a one-year period of more than one‑half of the members of the Board of Directors which is not approved by a majority of those individuals who are members of the Board of Directors on the Original Issue Date (or by those individuals who are serving as members of the Board of Directors on any date whose nomination to the Board of Directors was approved by a majority of the members of the Board of Directors who are members on the Original Issue Date), or (e) the execution by the Corporation of an agreement to which the Corporation is a party or by which it is bound, providing for any of the events set forth in clauses (a) through (d) above.

“Class A Preferred Stock” means the Corporation’s Class A Convertible Preferred Stock, $1.00 par value per share.

“Closing” means the closing of the purchase and sale of the Securities pursuant to Section 2.1 of the Purchase Agreement.

“Closing Date” means the Trading Day on which all of the Transaction Documents have been executed and delivered by the applicable parties thereto and all conditions precedent to (i) each Holder’s obligations to pay the Subscription Amount and (ii) the Corporation’s obligations to deliver the Securities have been satisfied or waived.

“Commission” means the United States Securities and Exchange Commission and its staff.

“Common Stock” means the Corporation’s common stock, par value $0.01per share, and stock of any other class of securities into which such securities may hereafter be reclassified or changed.

“Common Stock Equivalents” means any securities of the Corporation or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Conversion Amount” means the sum of the Stated Value at issue.

“Conversion Date” shall have the meaning set forth in Section 6(a).

“Conversion Price” shall have the meaning set forth in Section 6(b).

“Conversion Shares” means, collectively, the shares of Common Stock issuable upon conversion of the shares of Preferred Stock in accordance with the terms hereof.

“Conversion Shares Registration Statement” means a registration statement that registers the resale of Conversion Shares of the Holders.

“Convertible Securities” means any stock or other security (other than Options) that is at any time and under any circumstances, directly or indirectly, convertible into, exercisable or exchangeable for, or which otherwise entitles the holder thereof to acquire, any shares of Common Stock.
“Dilutive Issuance” shall have the meaning set forth in Section 7(b).

“Dividend Notice Period” shall have the meaning set forth in Section 3(a).

“Dividend Payment Date” shall have the meaning set forth in Section 3(a).

“Dividend Share Amount” shall have the meaning set forth in Section 3(a).

“Effective Date” means the earliest of the date that (a) the Conversion Shares Registration Statement filed by the Corporation pursuant to the Registration Rights Agreement has been declared effective by the Commission, (b) all of the Registrable Securities have been sold pursuant to Rule 144, (c) all of the Registrable Securities may be sold pursuant to Rule 144 without the requirement for the Corporation to be in compliance with the current public information required under Rule 144 and without volume or manner-of-sale restrictions or (d) following the one-year anniversary of the Original Issue Date provided that a holder of Registrable Securities is not an Affiliate of the Corporation, all of the Registrable Securities may be sold pursuant to an exemption from registration under Section 4(1) of the Securities Act without volume or manner-of-sale restrictions and counsel to the Corporation has delivered to such holders a standing written opinion that resales may then be made by such holders of the Registrable Securities pursuant to such exemption which opinion shall be in form and substance reasonably acceptable to such holders.

“Equity Conditions” means, during the period in question, (a) the Corporation shall have duly honored all conversions scheduled to occur or occurring by virtue of one or more Notices of Conversion of the applicable Holder on or prior to the dates so requested or required, if any, (b)(i) there is an effective Conversion Shares Registration Statement pursuant to which the Holders are permitted to utilize the prospectus thereunder to resell all of the Conversion Shares or (ii) all of the Conversion Shares may be resold pursuant to Rule 144 without volume or manner-of-sale restrictions or current public information requirements as determined by the counsel to the Corporation as set forth in a written opinion letter to such effect, addressed and acceptable to the Transfer Agent and the affected Holders, (c) the Common Stock is trading on a Trading Market and all of the Conversion Shares are listed or quoted for trading on such Trading Market (and the Corporation believes, in good faith, that trading of the Common Stock on a Trading Market will continue uninterrupted for the foreseeable future), (d) there is a sufficient number of authorized, but unissued and otherwise unreserved, shares of Common Stock for the issuance of all of the shares then issuable pursuant to the Transaction Documents, (e) there is no existing Triggering Event and no existing event which, with the passage of time or the giving of notice, would constitute a Triggering Event, (f) there has been no public announcement of a pending or proposed Fundamental Transaction or Change of Control Transaction that has not been consummated, (g) the applicable Holder is not in possession of any information provided by the Corporation that constitutes, or may constitute, material non-public information, and (h) for each Trading Day in a period of 20 consecutive Trading Days prior to the applicable date in question, the dollar daily trading volume for the Common Stock on the principal Trading Market exceeds, (A) for purposes of Section 3(a), $100,000 per Trading Day or (B) for purposes of Section 8, $500,000 per Trading Day.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exempt Issuance” means the issuance of (a) shares of Common Stock or options to employees, independent contractors providing services to the Corporation, officers and directors of the Corporation pursuant to any stock or option plan or agreement duly adopted by a majority of the non-employee members of the Board of Directors of the Corporation or a majority of the members of a committee of non-employee directors established for such purpose, (b) securities upon the exercise or exchange of or conversion of any securities issued pursuant to the Purchase Agreement along with other securities subsequently issued and sold to the original Holders party to the Purchase Agreement in an aggregate amount of up to 1,146 shares of Preferred Stock and the warrants issued in connection with the purchase thereof (including the warrants issued to the Placement Agent in connection with the issuance of the Preferred Stock) and/or other securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of the Purchase Agreement, provided that such securities have not been amended since the date of the Purchase Agreement to increase the number of such securities or to decrease the exercise price, exchange price or conversion price of any such securities and (c) securities issued upon the declaration of a dividend on any of the outstanding Preferred Stock, (d) securities issued to a federal or state licensed bank or commercial lending institution as partial consideration for credit facilities or lease financing facilities extended to the Corporation, and (e) securities issued pursuant to acquisitions or strategic transactions approved by a majority of the disinterested directors of the Corporation, provided that any such issuance shall only be to a Person (or to the equityholders of a Person) which is, itself or through its subsidiaries, an operating company or an asset in a business synergistic with the business of the Corporation and shall provide to the Corporation additional benefits in addition to the investment of funds, but shall not include a transaction in which the Corporation is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities. Notwithstanding anything herein to the contrary, with respect to issuances to independent contractors in clause (a) above and federal or state licensed banks or commercial lending institutions in clause (d) above the aggregate amount of securities issuable as Exempt Issuances shall not exceed $250,000 during any 12-month period, such securities shall be issued as restricted securities and the effective consideration per share of Common Stock or effective exercise or conversion price shall not be less than the then prevailing market price. Additionally, in no event shall an exchange of Common Stock or Common Stock Equivalents for outstanding Indebtedness (i.e., Securities Act Section 3(a)(9) or 3(a)(10) exchange) be deemed an Exempt Issuance. For the avoidance of doubt, the issuance of the

Class A Preferred Stock by the Company is not an Exempt issuance.

“Forced Conversion Amount” means the sum of (a) the aggregate Stated Value then outstanding and (b) accrued but unpaid dividends.

“Forced Conversion Date” shall have the meaning set forth in Section 8(a).

“Forced Conversion Notice” shall have the meaning set forth in Section 8(a).

“Forced Conversion Notice Date” shall have the meaning set forth in Section 8(a).

“Fundamental Transaction” shall have the meaning set forth in Section 7(d).

“GAAP” means United States generally accepted accounting principles.

“Holder” shall have the meaning given such term in Section 2.

“Indebtedness” means (a) any liabilities for borrowed money or amounts owed in excess of $250,000 (other than trade accounts payable incurred in the ordinary course of business), (b) all guaranties, endorsements and other contingent obligations in respect of indebtedness of others, whether or not the same are or should be reflected in the Corporation’s balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business, and (c) the present value of any lease payments in excess of $250,000 due under leases required to be capitalized in accordance with GAAP.

“Junior Securities” means the Common Stock and all other Common Stock Equivalents of the Corporation other than those securities which are explicitly senior or pari passu to the Preferred Stock in dividend rights or liquidation preference.

“Liens” means a lien, charge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.
“Liquidation” shall have the meaning set forth in Section 5.

“New York Courts” shall have the meaning set forth in Section 11(d).

“New Conversion Price” shall have the meaning set forth in Section 7(b).

“Notice of Conversion” shall have the meaning set forth in Section 6(a).

“Options” means any rights, warrants or options to subscribe for or purchase shares of Common Stock or Convertible Securities.
“Original Issue Date” means the date of the first issuance of any shares of the Preferred Stock regardless of the number of transfers of any particular shares of Preferred Stock and regardless of the number of certificates which may be issued to evidence such Preferred Stock.

“Permitted Indebtedness” means (a) the Indebtedness existing on the Original Issue Date and identified in Section 3.1(z) of the Purchase Agreement, (b) lease obligations and purchase money indebtedness incurred in connection with the acquisition of capital assets and lease obligations with respect to newly acquired or leased assets, (c) Indebtedness incurred to any federal or state licensed bank or commercial lending institution provided that such banks or institutions are not primarily in the business of acquiring securities, (d) trade payables incurred in the ordinary course of business and (e) other Indebtedness incurred in the ordinary course of business.

“Permitted Lien” means the individual and collective reference to the following: (a) Liens for taxes, assessments and other governmental charges or levies not yet due or Liens for taxes, assessments and other governmental charges or levies being contested in good faith and by appropriate proceedings for which adequate reserves (in the good faith judgment of the management of the Corporation) have been established in accordance with GAAP, (b) Liens imposed by law which were incurred in the ordinary course of the Corporation’s business, such as carriers’, warehousemen’s and mechanics’ Liens, statutory landlords’ Liens, and other similar Liens arising in the ordinary course of the Corporation’s business, and which (x) do not individually or in the aggregate materially detract from the value of such property or assets or materially impair the use thereof in the operation of the business of the Corporation and its consolidated Subsidiaries or (y) are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing for the foreseeable future the forfeiture or sale of the property or asset subject to such Lien, (c) Liens incurred in connection with Permitted Indebtedness under clauses (a), (c) and (e) thereunder, and (d) Liens incurred in connection with Permitted Indebtedness under clause (b) thereunder, provided that such Liens are not secured by assets of the Corporation or its Subsidiaries other than the assets so acquired or leased.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Placement Agent” means Ardour Capital Investments, LLC, the Corporation’s placement agent in connection with the placement of the Securities.

“Preferred Stock” shall have the meaning set forth in Section 2.

“Purchase Agreement” means the Securities Purchase Agreement, dated as of April 27, 2012, among the Corporation and the original Holders, as amended, modified or supplemented from time to time in accordance with its terms.

“Registrable Securities” shall have the meaning set forth in Section 1 of the Registration Rights Agreement.

“Registration Rights Agreement” means the Registration Rights Agreement, dated as of the date of the Purchase Agreement, among the Corporation and the original Holders, in the form of Exhibit C attached to the Purchase Agreement.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Securities” means the Preferred Stock, the Warrants, the Warrant Shares and the Underlying Shares.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Share Delivery Date” shall have the meaning set forth in Section 6(c).

“Stated Value” shall have the meaning set forth in Section 2, as the same may be increased pursuant to Section 3.

“Subscription Amount” shall mean, as to each Holder, the aggregate amount to be paid for the units purchased pursuant to the Purchase Agreement as specified below such Holder’s name on the signature page of the Purchase Agreement and next to the heading “Subscription Amount,” in United States dollars and in immediately available funds.

“Subsidiary” means any subsidiary of the Corporation as described in Section 3.1(a) of the Purchase Agreement and shall, where applicable, also include any direct or indirect subsidiary of the Corporation formed or acquired after the date of the Purchase Agreement.
“Successor Entity” shall have the meaning set forth in Section 7(d).

“Threshold Period” shall have the meaning set forth in Section 8.

“Trading Day” means a day on which the principal Trading Market is open for business.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE AMEX, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange or the OTC Bulletin Board (or any successors to any of the foregoing).

“Transaction Documents” means this Certificate of Designation, the Purchase Agreement, the Warrants, the Registration Rights Agreement, all exhibits and schedules thereto and hereto and any other documents or agreements executed in connection with the transactions contemplated pursuant to the Purchase Agreement.
“Transfer Agent” means American Stock Transfer & Trust Company, LLC, the current transfer agent of the Corporation, with a mailing address of 6201 15th Avenue
Brooklyn, New York 11219, and a facsimile number of (718) 765-8712, and any successor transfer agent of the Corporation.
“Triggering Event” shall have the meaning set forth in Section 10(a).

“Triggering Redemption Amount” means, for each share of Preferred Stock, the sum of (a) the greater of (i) 125% of the Stated Value and (ii) the product of (y) the VWAP on the Trading Day immediately preceding the date of the Triggering Event and (z) the Stated Value divided by the then Conversion Price, and (b) all accrued but unpaid dividends thereon.

“Triggering Redemption Payment Date” shall have the meaning set forth in Section 10(b).

“Underlying Shares” means the shares of Common Stock issued and issuable upon conversion of the Preferred Stock, upon exercise of the Warrants and issued and issuable in lieu of the cash payment of dividends on the Preferred Stock in accordance with the terms of this Certificate of Designation.
“Variable Rate Transaction” shall have the meaning ascribed to such term in Section 4.12(a) of the Purchase Agreement.
“VWAP” means, for any Trading Date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if the OTC Bulletin Board is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the OTC Bulletin Board, (c) if the Common Stock is not then listed or quoted for trading on the OTC Bulletin Board and if prices for the Common Stock are then reported in the “Pink Sheets” published by Pink OTC Markets, Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Holders of 67% of the Securities then outstanding and reasonably acceptable to the Corporation, the fees and expenses of which shall be paid by the Corporation.

“Warrants” means, collectively, (i) the Common Stock purchase warrants delivered to each of the Holders at the Closing in accordance with Section 2.2(a) of the Purchase Agreement, which Warrants shall be exercisable commencing 6 months following the Closing Date and have a term of exercise equal to 5 years, in the form of Exhibit E attached to the Purchase Agreement, and (ii) as the context reasonably requires, the Common Stock purchase warrants issued to the Placement Agent, as described in Section 3.1(s) of the Purchase Agreement.
“Warrant Shares” means the shares of Common Stock issuable upon exercise of the Warrants.
Section 2.     Designation, Amount and Par Value. The series of preferred stock created hereunder shall be designated as its 10% Convertible Preferred Stock (the “Preferred Stock”) and the number of shares so designated shall be 1,146 (which shall not be subject to increase without the written consent of the holders (each, a “Holder” and collectively, the “Holders”) of 67% of the Preferred Stock). Each share of Preferred Stock shall have a par value of $1.00 per share and a stated value equal to $10,000, subject to increase as set forth in Section 3 below (the “Stated Value”).

Section 3.     Dividends.

a)Dividends in Cash or in Kind. Holders shall be entitled to receive, and the Corporation shall pay, cumulative dividends at the rate per share (as a percentage of the Stated Value per share) of 10% per annum, subject to increase pursuant to Section 10(b)), payable quarterly on March 31, June 30, September 30 and December 31 of each year, beginning on June 30, 2012, and on each Conversion Date (with respect only to Preferred Stock being converted)

(each such date, a “Dividend Payment Date”) (if any Dividend Payment Date is not a Trading Day, the applicable payment shall be due on the next succeeding Trading Day) in cash, or at the Corporation’s option, in duly authorized, validly issued, fully paid and non-assessable shares of Common Stock as set forth in this Section 3(a), or a combination thereof (the amount to be paid in shares of Common Stock, the “Dividend Share Amount”). The form of dividend payments to each Holder shall be determined in the following order of priority: (i) if funds are legally available for the payment of dividends and the Equity Conditions have not been met during the 20 consecutive Trading Days immediately prior to the applicable Dividend Payment Date (the “Dividend Notice Period”), in cash only, (ii) if funds are legally available for the payment of dividends and the Equity Conditions have been met during the Dividend Notice Period, at the sole election of the Corporation, in cash or shares of Common Stock which shall be valued solely for such purpose at the average of the VWAPs for the 20 consecutive Trading Days ending on the Trading Day that is immediately prior to the Dividend Payment Date, (iii) if funds are not legally available for the payment of dividends and the Equity Conditions have been met during the Dividend Notice Period, in shares of Common Stock which shall be valued solely for such purpose at the average of the VWAPs for the 20 consecutive Trading Days ending on the Trading Day that is immediately prior to the Dividend Payment Date, (iv) if funds are not legally available for the payment of dividends and the Equity Condition relating to an effective Conversion Shares Registration Statement has been waived by such Holder, as to such Holder only, in unregistered shares of Common Stock which shall be valued solely for such purpose at the average of the VWAPs for the 20 consecutive Trading Days ending on the Trading Day that is immediately prior to the Dividend Payment Date, and (v) if funds are not legally available for the payment of dividends and the Equity Conditions have not been met during the Dividend Notice Period, then such dividends shall accrue to the next Dividend Payment Date. The Holders shall have the same rights and remedies with respect to the delivery of any such shares as if such shares were being issued pursuant to Section 6.

b)Corporation’s Ability to Pay Dividends in Cash or Kind. On the Closing Date, the Corporation shall have notified the Holders whether or not it may legally pay cash dividends as of the Closing Date. The Corporation shall promptly notify the Holders at any time the Corporation shall become able or unable, as the case may be, to legally pay cash dividends. If at any time the Corporation has the right to pay dividends in cash or shares of Common Stock, the Corporation must provide the Holders with at least 20 Trading Days’ notice of its election to pay a regularly scheduled dividend in shares of Common Stock (the Corporation may indicate in such notice that the election contained in such notice shall continue for later periods until revised by a subsequent notice). The aggregate number of shares of Common Stock otherwise issuable to the Holder on a Dividend Payment Date shall be reduced by the number of shares of Common Stock previously issued to the Holder in connection with such Dividend Payment Date.

c)Dividend Calculations. Dividends on the Preferred Stock shall be calculated on the basis of a 360-day year, consisting of twelve 30-calendar day periods, and shall accrue daily commencing on the Original Issue Date, and shall be deemed to accrue from such date whether or not earned or declared and whether or not there are profits, surplus or other funds of the Corporation legally available for the payment of dividends. If Payment of dividends in shares of Common Stock shall otherwise occur pursuant to Section 6(c)(i) herein, then, solely for purposes of the payment of dividends in shares, the Dividend Payment Date shall be deemed the Conversion Date. Dividends shall cease to accrue with respect to any Preferred Stock converted. Except as otherwise provided herein, if at any time the Corporation pays dividends partially in cash and partially in shares, then such payment shall be distributed ratably among the Holders based upon the number of shares of Preferred Stock held by each Holder on such Dividend Payment Date.

d)Late Fees. If funds are legally available for the payment of cash dividends and the Corporation is required to or elects to pay dividends in cash then such cash dividends that are not paid within five Trading Days following a Dividend Payment Date shall continue to accrue and shall entail a late fee, which must be paid in cash, at the rate of 18% per annum or the lesser rate permitted by applicable law which shall accrue daily from the Dividend Payment Date through and including the date of actual payment in full.

e)Other Securities. So long as any Preferred Stock shall remain outstanding, neither the Corporation nor any Subsidiary thereof shall redeem, purchase or otherwise acquire directly or indirectly any Junior Securities except as expressly permitted by Section 10(a)(viii). So long as any Preferred Stock shall remain outstanding, neither the Corporation nor any Subsidiary thereof shall directly or indirectly pay or declare any dividend or make any distribution upon (other than a dividend or distribution described in Section 6 or dividends due and paid in the ordinary course on preferred stock of the Corporation at such times when the Corporation is in compliance with its payment and other obligations hereunder), nor shall any distribution be made in respect of, any Junior Securities as long as any dividends due on the Preferred Stock remain unpaid, nor shall any monies be set aside for or applied to the purchase or redemption (through a sinking fund or otherwise) of any Junior Securities or shares pari passu with the Preferred Stock.

f)Special Reserves. The Corporation acknowledges and agrees that, on or after the date of the Purchase Agreement, it shall not increase the capital of the Corporation with respect to any shares of the Corporation’s capital stock issued and outstanding on such date.

Section 4.     Voting Rights.

a)General. On any matter presented to the stockholders of the Corporation for their action or consideration at any meeting of stockholders of the Corporation (or by written consent of stockholders in lieu of a meeting), each holder of outstanding shares of Preferred Stock shall be entitled to cast the number of votes equal to the number of whole shares of Common Stock into which the shares of Preferred stock held by such holder are convertible as of the record date for determining stockholders entitled to vote on such matter (subject to any limitations on such conversion contained in Section 6(d)). Except as provided by law or by the other provisions of this Certificate of Designation or the Corporation’s certificate of incorporation, as amended, holders of Preferred stock shall vote together with the holders of Common Stock as a single class.

b)Election of Directors. The holders of record of the shares of Preferred Stock, exclusively and as a separate class, shall be entitled to elect three (3) directors of the Corporation. The holders of record of the shares of Common Stock, exclusively and as a separate class, shall be entitled to elect three (3) directors of the Corporation, provided that until March 31, 2013, the holders of record of the shares of Common Stock, exclusively and as a separate class, shall be entitled to elect four (4) directors. With respect to the directors to be elected by the holders of the Preferred Stock, any election shall be determined by a majority of the votes cast by the holders of Preferred Stock entitled to vote at the election. Any director elected as provided in the preceding sentences may be removed without cause by, and only by, the affirmative vote of the holders of the shares of the class or series of capital stock entitled to elect such director or directors, given either at a special meeting of such stockholders duly called for that purpose or pursuant to a written consent of stockholders. With respect to any such removal, the affirmative vote must be (i) with respect to directors elected by the holders of Common Stock, by the vote of the holders of at least sixty-six and two-third percent (66 2/3%) of the shares then entitled to vote at an election of directors, and (ii) with respect to directors elected by the holders of Preferred Stock, by the vote of the holders of a majority of the outstanding shares of Preferred Stock. If the holders of shares of Preferred Stock or Common Stock, as the case may be, fail to elect a sufficient number of directors to fill all directorships for which they are entitled to elect directors, voting exclusively and as a separate class, pursuant to the first sentence of this Section 4(b), then any directorship not so filled shall remain vacant until such time as the holders of the Preferred Stock or Common Stock, as the case may be, elect a person to fill such directorship by vote or written consent in lieu of a meeting; and no such directorship may be filled by stockholders of the Corporation other than by the stockholders of the Corporation that are entitled to elect a person to fill such directorship, voting exclusively and as a separate class. Prior to March 31, 2013, the holders of record of the shares of Common Stock and of any other class or series of voting stock (excluding the Preferred Stock), exclusively and voting together as a single class, shall be entitled to elect the balance of the total number of directors of the Corporation. On and after March 31, 2013, the holders of record of the shares of Common Stock and of any other class or series of voting stock (including the Preferred Stock), exclusively and voting together as a single class, shall be entitled to elect the balance of the total number of directors of the Corporation. At any meeting held for the purpose of electing a director, the presence in person or by proxy of the holders of a majority of the outstanding shares of the class or series entitled to elect such director shall constitute a quorum for the purpose of electing such director. Except as otherwise provided in this Section 4(b), a vacancy in any directorship filled by the holders of any class or series shall be filled only by vote or written consent in lieu of a meeting of the holders of such class or series or by any remaining director or directors elected by the holders of such class or series pursuant to this Section 4(b).

c)Preferred Stock Protective Provisions. As long as any shares of Preferred Stock are outstanding, the Corporation shall not, without the affirmative vote or written consent of the Holders of 67% of the then outstanding shares of the Preferred Stock, (a) alter or change adversely the powers, preferences or rights given to the Preferred Stock or alter or amend this Certificate of Designation, (b) authorize or create any class of stock ranking as to dividends, redemption or distribution of assets upon a Liquidation (as defined in Section 5) senior to, or pari passu with, the Preferred Stock, (c) amend its certificate of incorporation in any manner that adversely affects rights of Preferred Stock, (d) increase the number of authorized shares of Preferred Stock, (e) issue any shares of Class A Preferred Stock or (f) enter into any agreement committing the Corporation to do any of the foregoing.

d)Upon Failure to Pay Dividends. Notwithstanding the provisions of Section 4(b), if the Corporation shall fail to pay all of the dividends required by Section 3(a), either in cash or in shares of Common Stock, for six consecutive calendar quarters (a “Dividend Failure Event”), and if such Dividend Failure Event shall continue for 31 days after any Holder of Preferred Stock delivers written notice of such Dividend Failure Event to the Corporation, then the Holders of the Preferred Stock shall be entitled (A) to cause the authorized number of directors on the Board of Directors to be increased by the smallest number of additional directors as would be necessary to permit such holders to designate a majority of the directors if all nominees of the Holders of Preferred Stock are elected to the Board; and (B) to elect the smallest number of additional directors as would cause a majority of the directors of the Corporation to be nominees of the Holders of the Preferred Stock. Such voting rights, and the terms of all persons who are at the time additional directors of the Corporation pursuant to this Section 4(b), shall immediately terminate upon the payment of all such accrued but unpaid dividends, together with all late fees required by Section 3(d), unless and until another Dividend Failure Event shall occur.

Section 5.     Liquidation. Upon any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary (a “Liquidation”), the Holders shall be entitled to receive out of the assets, whether capital or surplus, of the Corporation an amount equal to the Stated Value, plus any accrued and unpaid dividends thereon and any other fees then due and owing thereon under this Certificate of Designation, for each share of Preferred Stock before any distribution or payment shall be made to the holders of any Junior Securities, and if the assets of the Corporation shall be insufficient to pay in full such amounts, then the entire assets to be distributed to the Holders shall be ratably distributed among the Holders in accordance with the respective amounts that would be payable on such shares if all amounts payable thereon were paid in full. A Fundamental Transaction or Change of Control Transaction shall not be deemed Liquidation. The Corporation shall mail written notice of any such Liquidation, not less than 10 days prior to the payment date stated therein, to each Holder.

Section 6.     Conversion.

a)Conversions at Option of Holder. Each share of Preferred Stock shall be convertible, at any time and from time to time from and after the Original Issue Date at the option of the Holder thereof, into that number of shares of Common Stock (subject to the limitations set forth in Section 6(d) and Section 6(e)) determined by dividing the Stated Value of such share of Preferred Stock by the Conversion Price. Holders shall effect conversions by providing the Corporation with the form of conversion notice attached hereto as Annex A (a “Notice of Conversion”). Each Notice of Conversion shall specify the number of shares of Preferred Stock to be converted, the number of shares of Preferred Stock owned prior to the conversion at issue, the number of shares of Preferred Stock owned subsequent to the conversion at issue and the date on which such conversion is to be effected, which date may not be prior to the date the applicable Holder delivers by facsimile such Notice of Conversion to the Corporation (such effective date, the “Conversion Date”). If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date that such Notice of Conversion to the Corporation is deemed delivered hereunder. The calculations and entries set forth in the Notice of Conversion shall control in the absence of manifest or mathematical error. To effect conversions of shares of Preferred Stock, a Holder shall not be required to surrender the certificate(s) representing the shares of Preferred Stock to the Corporation unless all of the shares of Preferred Stock represented thereby are so converted, in which case such Holder shall deliver the certificate representing such shares of Preferred Stock promptly following the Conversion Date at issue. Shares of Preferred Stock converted into Common Stock or redeemed in accordance with the terms hereof shall be canceled and shall not be reissued.

b)Conversion Price. The conversion price for the Preferred Stock shall equal $0.40, subject to adjustment herein (the “Conversion Price”).

c)Mechanics of Conversion

i.Delivery of Certificate Upon Conversion. Not later than three (3) Trading Days after each Conversion Date (the “Share Delivery Date”), the Corporation shall deliver, or cause to be delivered, to the converting Holder (A) a certificate or certificates representing the Conversion Shares which, on or after the earlier of (i) the six-month anniversary of the Original Issue Date or (ii) the Effective Date, shall be free of restrictive legends and trading restrictions (other than those restrictions set forth in Section 4.1 of the Purchase Agreement) representing the number of Conversion Shares being acquired upon the conversion of the Preferred Stock (including, if the Corporation has given continuous notice pursuant to Section 3(b) for payment of dividends in shares of Common Stock at least 20 Trading Days prior to the date on which the Notice of Conversion is delivered to the Corporation, shares of Common Stock representing the payment of accrued dividends otherwise determined pursuant to Section 3(a) but assuming that the Dividend Notice Period is the 20 Trading Days period immediately prior to the date on which the Notice of Conversion is delivered to the Corporation and excluding for such issuance the condition that the Corporation deliver the Dividend Share Amount as to such dividend payment), and (B) a bank check in the amount of accrued and unpaid dividends (if the Corporation has elected or is required to pay accrued dividends in cash). On or after the earlier of (i) the six-month anniversary of the Original Issue Date or (ii) the Effective Date, the Corporation shall use its best efforts to deliver any certificate or certificates required to be delivered by the Corporation under this Section 6 electronically through the Depository Trust Company or another established clearing corporation performing similar functions.

ii.Failure to Deliver Certificates. If, in the case of any Notice of Conversion, such certificate or certificates are not delivered to or as directed by the applicable Holder by the Share Delivery Date, the Holder shall be entitled to elect by written notice to the Corporation at any time on or before its receipt of such certificate or certificates, to rescind such Conversion, in which event the Corporation shall promptly return to the Holder any original Preferred Stock certificate delivered to the Corporation and the Holder shall promptly return to the Corporation the Common Stock certificates issued to such Holder pursuant to the rescinded Conversion Notice.

iii.Obligation Absolute. The Corporation’s obligation to issue and deliver the Conversion Shares upon conversion of Preferred Stock in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by a Holder to enforce the same, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, or any breach or alleged breach by such Holder or any other Person of any obligation to the Corporation or any violation or alleged violation of law by such Holder or any other person, and irrespective of any other circumstance which might otherwise limit such obligation of the Corporation to such Holder in connection with the issuance of such Conversion Shares; provided, however, that such delivery shall not operate as a waiver by the Corporation of any such action that the Corporation may have against such Holder. In the event a Holder shall elect to convert any or all of the Stated Value of its Preferred Stock, the Corporation may not refuse conversion based on any claim that such Holder or anyone associated or affiliated with such Holder has been engaged in any violation of law, agreement or for any other reason, unless an injunction from a court, on notice to Holder, restraining and/or enjoining conversion of all or part of the Preferred Stock of such Holder shall have been sought and obtained, and the Corporation posts a surety bond for the benefit of such Holder in the amount of 150% of the Stated Value of Preferred Stock which is subject to the injunction, which bond shall remain in effect until the completion of arbitration/litigation of the underlying dispute and the proceeds of which shall be payable to such Holder to the extent it obtains judgment. In the absence of such injunction, the Corporation shall issue Conversion Shares and, if applicable, cash, upon a properly noticed conversion. Nothing herein shall limit a Holder’s right to pursue actual damages or declare a Triggering Event pursuant to Section 10 hereof as a result of the Corporation’s failure to deliver Conversion Shares within the period specified herein and such Holder shall have the right to pursue all remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief. The exercise of any such rights shall not prohibit a Holder from seeking to obtain damages pursuant to any other Section hereof or under applicable law.

iv.Compensation for Buy-In on Failure to Timely Deliver Certificates Upon Conversion. In addition to any other rights available to the Holder, if the Corporation fails for any reason to deliver to a Holder the applicable certificate or certificates by the Share Delivery Date pursuant to Section 6(c)(i), and if after such Share Delivery Date such Holder is required by its brokerage firm to purchase (in an open market transaction or otherwise), or the Holder’s brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by such Holder of the Conversion Shares which such Holder was entitled to receive upon the conversion relating to such Share Delivery Date (a “Buy-In”), then the Corporation shall (A) pay in cash to such Holder (in addition to any other remedies available to or elected by such Holder) the amount, if any, by which (x) such Holder’s total purchase price (including any brokerage commissions) for the Common Stock so purchased exceeds (y) the product of (1) the aggregate number of shares of Common Stock that such Holder was entitled to receive from the conversion at issue and that were sold multiplied by (2) the actual sale price at which the sell order giving rise to such purchase obligation was executed (including any brokerage commissions) and (B) at the option of such Holder, either reissue (if surrendered) the shares of Preferred Stock equal to the number of shares of Preferred Stock submitted for conversion (in which case, such conversion shall be deemed rescinded) or deliver to such Holder the number of shares of Common Stock that would have been issued if the Corporation had timely complied with its delivery requirements under Section 6(c)(i). For example, if a Holder purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of shares of Preferred Stock with respect to which the actual sale price of the Conversion Shares (including any brokerage commissions) giving rise to such purchase obligation was a total of $10,000 under clause (A) of the immediately preceding sentence, the Corporation shall be required to pay such Holder $1,000. The Holder shall provide the Corporation written notice indicating the amounts payable to such Holder in respect of the Buy-In and, upon request of the Corporation, evidence of the amount of such loss. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the

Corporation’s failure to timely deliver certificates representing shares of Common Stock upon conversion of the shares of Preferred Stock as required pursuant to the terms hereof.

v.Reservation of Shares Issuable Upon Conversion. The Corporation covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock for the sole purpose of issuance upon conversion of the Preferred Stock and payment of dividends on the Preferred Stock, each as herein provided, free from preemptive rights or any other actual contingent purchase rights of Persons other than the Holder (and the other holders of the Preferred Stock), not less than such aggregate number of shares of the Common Stock as shall (subject to the terms and conditions set forth in the Purchase Agreement) be issuable (taking into account the adjustments and restrictions of Section 7) upon the conversion of the then outstanding shares of Preferred Stock and payment of dividends hereunder. The Corporation covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly authorized, validly issued, fully paid and nonassessable.

vi.Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the conversion of the Preferred Stock. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such conversion, the Corporation shall at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Conversion Price or round up to the next whole share.

vii.Transfer Taxes. The issuance of certificates for shares of the Common Stock on conversion of the Preferred Stock shall be made without charge to any Holder for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificates, provided that the Corporation shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holders of such shares of Preferred Stock and the Corporation shall not be required to issue or deliver such certificates unless or until the Person or Persons requesting the issuance thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid.

d)Beneficial Ownership Limitation. Subject to the Holder’s right to increase or decrease the Beneficial Ownership Limitation as described below in this Section 6(d), the Corporation shall not effect any conversion of the Preferred Stock, and a Holder shall not have the right to convert any portion of the Preferred Stock, to the extent that, after giving effect to the conversion set forth on the applicable Notice of Conversion, such Holder (together with such Holder’s Affiliates, and any Persons acting as a group together with such Holder or any of such Holder’s Affiliates) would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by such Holder and its Affiliates shall include the number of shares of Common Stock issuable upon conversion of the Preferred Stock with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which are issuable upon (i) conversion of the remaining, unconverted Stated Value of Preferred Stock beneficially owned by such Holder or any of its Affiliates and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Corporation subject to a limitation on conversion or exercise analogous to the limitation contained herein (including, without limitation, the Preferred Stock or the Warrants) beneficially owned by such Holder or any of its Affiliates. Except as set forth in the preceding sentence, for purposes of this Section 6(d), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. To the extent that the limitation contained in this Section 6(d) applies, the determination of whether the Preferred Stock is convertible (in relation to other securities owned by such Holder together with any Affiliates) and of how many shares of Preferred Stock are convertible shall be in the sole discretion of such Holder, and the submission of a Notice of Conversion shall be deemed to be such Holder’s determination of whether the shares of Preferred Stock may be converted (in relation to other securities owned by such Holder together with any Affiliates) and how many shares of the Preferred Stock are convertible, in each case subject to the Beneficial Ownership Limitation. To ensure compliance with this restriction, each Holder will be deemed to represent to the Corporation each time it delivers a Notice of Conversion that such Notice of Conversion has not violated the restrictions set forth in this paragraph and the Corporation shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 6(d), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as stated in the most recent of the following: (i) the Corporation’s most recent periodic or annual report filed with the Commission, as the case may be, (ii) a more recent public announcement by the Corporation or (iii) a more recent written notice by the Corporation or the Transfer Agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of a Holder, the

Corporation shall within two Trading Days confirm orally and in writing to such Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Corporation, including the Preferred Stock, by such Holder or its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion of Preferred Stock held by the applicable Holder. A Holder, upon not less than 61 days’ prior notice to the Corporation, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 6(d) applicable to its Preferred Stock. Any such increase or decrease will not be effective until the 61st day after such notice is delivered to the Corporation and shall only apply to such Holder and no other Holder. The provisions of this paragraph shall be construed and implemented in a manner with the terms of this Section 6(d) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation contained herein or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of Preferred Stock.

Section 7.     Certain Adjustments.

a)Stock Dividends and Stock Splits. If the Corporation, at any time while the Preferred Stock is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions payable in shares of Common Stock or any other Common Stock Equivalents on shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Corporation upon conversion of, or payment of a dividend on, the Preferred Stock), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iv) issues, in the event of a reclassification of shares of the Common Stock, any shares of capital stock of the Corporation, then the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding any treasury shares of the Corporation) outstanding immediately before such event, and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to this Section 7(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re‑classification.

b)Subsequent Equity Sales. If, at any time while the Preferred Stock is outstanding, the Corporation or any Subsidiary, as applicable, issues or sells, or in accordance with this Section 7(b) is deemed to have issued or sold, any shares of Common Stock (including the issuance or sale of shares of Common Stock owned or held by or for the account of the Corporation) for a consideration per share (the “New Issuance Price”) that is lower than a price equal to the Conversion Price in effect immediately prior to such issue or sale or deemed issuance or sale (such Conversion Price then in effect, the “Applicable Price,” and such issuances, collectively, a “Dilutive Issuance”), then simultaneously with the consummation of each Dilutive Issuance the Conversion Price then in effect shall be reduced to an amount equal the New Issuance Price. Notwithstanding the foregoing, no adjustment will be made under this Section 7(b) in respect of any Exempt Issuance. If the Corporation enters into a Variable Rate Transaction, despite the prohibition set forth in the Purchase Agreement, the Corporation shall be deemed to have issued Common Stock or Common Stock Equivalents at the lowest possible conversion price at which such securities may be converted or exercised. For all purposes of the foregoing (including, without limitation, determining the adjusted Conversion Price and consideration per share under this Section 7(b), the following shall be applicable:

i.Issuance of Options. If the Corporation in any manner grants or sells any Options and the lowest price per share for which one share of Common Stock is issuable upon the exercise of any such Option or upon conversion, exercise or exchange of any Convertible Securities issuable upon exercise of any such Option is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Corporation at the time of the granting or sale of such Option for such price per share. For purposes of this Section 7(b)(i), the “lowest price per share for which one share of Common Stock is issuable upon the exercise of any such Options or upon conversion, exercise or exchange of any Convertible Securities issuable upon exercise of any such Option” shall be equal to (1) the lower of (x) the sum of the lowest amounts of consideration (if any) received or receivable by the Corporation with respect to any one share of Common Stock upon the granting or sale of such Option, upon exercise of such Option and upon conversion, exercise or exchange of any Convertible Security issuable upon exercise of such Option and (y) the lowest exercise price set forth in such Option for which one share of Common Stock is issuable upon the exercise of any such Options or upon conversion, exercise or exchange of any Convertible Securities issuable upon exercise of any such Option minus (2) the sum of all amounts paid or payable to the holder of such Option (or any other Person) upon the granting or sale of such Option, upon exercise of such Option and upon conversion, exercise or exchange of any Convertible Security issuable upon exercise of such Option plus the value of any other consideration received or receivable by, or benefit conferred on, the holder of such Option (or any other Person). Except as contemplated below, no further adjustment of the Conversion Price shall be made upon the actual issuance of such share of Common Stock or of such Convertible Securities upon the exercise of such Options or upon the actual issuance of such share of Common Stock upon conversion, exercise or exchange of such Convertible Securities.

ii.Issuance of Convertible Securities. If the Corporation in any manner issues or sells any Convertible Securities and the lowest price per share for which one share of Common Stock is issuable upon the conversion, exercise or exchange thereof is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Corporation at the time of the issuance or sale of such Convertible Securities for such price per share. For purposes of this Section 7(b)(ii), the “lowest price per share for which one share of Common Stock is issuable upon the conversion, exercise or exchange thereof” shall be equal to (1) the lower of (x) the sum of the lowest amounts of consideration (if any) received or receivable by the Corporation with respect to one share of Common Stock upon the issuance or sale of the Convertible Security and upon conversion, exercise or exchange of such Convertible Security and (y) the lowest conversion price set forth in such Convertible Security for which one share of Common Stock is issuable upon conversion, exercise or exchange thereof minus (2) the sum of all amounts paid or payable to the holder of such Convertible Security (or any other Person) upon the issuance or sale of such Convertible Security plus the value of any other consideration received or receivable by, or benefit conferred on, the holder of such Convertible Security (or any other Person). Except as contemplated below, no further adjustment of the Conversion Price shall be made upon the actual issuance of such share of Common Stock upon conversion, exercise or exchange of such Convertible Securities, and if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustment of the Conversion Price has been or is to be made pursuant to other provisions of this Section 7(b), except as contemplated below, no further adjustment of the Conversion Price shall be made by reason of such issue or sale.

iii.Change in Option Price or Rate of Conversion. If the purchase or exercise price provided for in any Options, the additional consideration, if any, payable upon the issue, conversion, exercise or exchange of any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exercisable or exchangeable for shares of Common Stock increases or decreases at any time, the Conversion Price in effect at the time of such increase or decrease shall be adjusted to the Conversion Price which would have been in effect at such time had such Options or Convertible Securities provided for such increased or decreased purchase price, additional consideration or increased or decreased conversion rate (as the case may be) at the time initially granted, issued or sold. For purposes of this Section 7(b)(iii), if the terms of any Option or Convertible Security that was outstanding as of the Subscription Date are increased or decreased in the manner described in the immediately preceding sentence, then such Option or Convertible Security and the shares of Common Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such increase or decrease. No adjustment pursuant to this Section 7(b) shall be made if such adjustment would result in an increase of the Conversion Price then in effect.

iv.Calculation of Consideration Received. If any Option or Convertible Security or Adjustment Right is issued or deemed issued in connection with the issuance or sale or deemed issuance or sale of any other securities of the Corporation, together comprising one integrated transaction, (x) such Option or Convertible Security (as applicable) or Adjustment Right will be deemed to have been issued for consideration equal to the Black Scholes Consideration Value thereof and (y) the other securities issued or sold or deemed to have been issued or sold in such integrated transaction shall be deemed to have been issued for consideration equal to the difference of (I) the aggregate consideration received or receivable by the Corporation minus (II) the Black Scholes Consideration Value of each such Option or Convertible Security (as applicable) or Adjustment Right. If any shares of Common Stock, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor will be deemed to be the net amount of consideration received by the Corporation therefor. If any shares of Common Stock, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of such consideration received by the Corporation will be the fair value of such consideration, except where such consideration consists of publicly traded securities, in which case the amount of consideration received by the Corporation for such securities will be the average VWAP of such security for the five (5) Trading Day period immediately preceding the date of receipt. If any shares of Common Stock, Options or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger in which the Corporation is the surviving entity, the amount of consideration therefor will be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such shares of Common Stock, Options or Convertible Securities (as the case may be). The fair value of any consideration other than cash or publicly traded securities will be determined jointly by the Corporation and the holders of 67% of the Preferred Stock. If such parties are unable to reach agreement within ten (10) days after the occurrence of an event requiring valuation (the “Valuation Event”), the fair value of such consideration will be determined within five (5) Trading Days after the tenth (10th) day following such Valuation Event by an independent, reputable appraiser jointly selected by the Corporation and the holders of 67% of the Preferred Stock. The determination of such appraiser shall be final and binding upon all parties absent manifest error and the fees and expenses of such appraiser shall be borne by the Corporation.

v.Record Date. If the Corporation takes a record of the holders of shares of Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in shares of Common Stock, Options or in Convertible Securities or (B) to subscribe for or purchase shares of Common Stock, Options or Convertible Securities, then such record date will be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase (as the case may be).

c)Pro Rata Distributions. If the Corporation, at any time while the Preferred Stock is outstanding, distributes to all holders of Common Stock (and not to the Holders) evidences of its indebtedness or assets (including cash and cash dividends) or rights or warrants to subscribe for or purchase any security (other than the Common Stock, which shall be subject to Section 7(b)), then in each such case the Conversion Price shall be adjusted by multiplying such Conversion Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the VWAP determined as of the record date mentioned above, and of which the numerator shall be such VWAP on such record date less the then fair market value at such record date of the portion of such assets or evidence of indebtedness or rights or warrants so distributed applicable to one outstanding share of the Common Stock as determined by the Board of Directors of the Corporation in good faith. In either case the adjustments shall be described in a statement delivered to the Holders describing the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

d)Fundamental Transaction. If, at any time while the Preferred Stock is outstanding, (i) the Corporation, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Corporation with or into another Person, (ii) the Corporation, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions(other than the grant of Permitted Liens), (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Corporation or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding Common Stock, (iv) the Corporation, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, (v) the Corporation, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person whereby such other Person acquires more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination) (each a “Fundamental Transaction”), then, upon any subsequent conversion of the Preferred Stock, the Holder shall have the right to receive, for each Conversion Share that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction (without regard to any limitation in Section 6(d) on the conversion of the Preferred Stock, except where the Corporation is the surviving corporation), the number of shares of Common Stock of the successor or acquiring corporation or of the Corporation, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which the Preferred Stock had been convertible immediately prior to such Fundamental Transaction (without regard to any limitation in Section 6(d) on the conversion of the Preferred Stock). For purposes of any such conversion, the determination of the Conversion Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Corporation shall apportion the Conversion Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it may receive upon any conversion of the Preferred Stock following such Fundamental Transaction. The Corporation shall cause any successor entity in a Fundamental Transaction in which the Corporation is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Corporation under this Certificate of Designation in accordance with the provisions of this Section 7(d). Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Certificate of Designation and the other Transaction Documents referring to the “Corporation” shall refer instead to the Successor Entity), and may exercise every right and power of the Corporation and shall assume all of the obligations of the Corporation under this Certificate of Designation and the other Transaction Documents with the same effect as if such Successor Entity had been named as the Corporation herein.

e)Calculations. All calculations under this Section 7 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 7, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding any treasury shares of the Corporation) issued and outstanding.

f)Notice to the Holders.

i.Adjustment to Conversion Price. Whenever the Conversion Price is adjusted pursuant to any provision of this Section 7, the Corporation shall promptly deliver to each Holder a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. For purposes of clarification, each Holder shall be entitled to the benefit of any adjustment to the Conversion hereunder regardless of whether the Holder accurately refers to the adjusted Conversion Price in the Notice of Conversion.

ii.Notice to Allow Conversion by Holder. If (A) the Corporation shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Corporation shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Corporation shall authorize the granting to all holders of the Common Stock of rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Corporation shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Corporation is a party, any sale or transfer of all or substantially all of the assets of the Corporation, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property or (E) the Corporation shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Corporation, then, in each case, the Corporation shall cause to be delivered to each Holder at its last address as it shall appear upon the stock books of the Corporation, at least ten (10) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange, provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice. The Holder shall remain entitled to convert the Conversion Amount of the Preferred Stock (or any part hereof) during the 10-day period commencing on the date of such notice through the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.

        Section 8.     Forced Conversion. Notwithstanding anything to the contrary in this Certificate of Designation and subject to the limitation set forth in Section 6(d), if (x) after the later of (i) the first anniversary of the Original Issue Date and (ii) the Effective Date, but prior to the second anniversary of the Original Issue Date, the VWAP for each of any ten consecutive

Trading Day period, which ten consecutive Trading Day period shall have commenced only after the later of (i) the first anniversary of the Original Issue Date and (ii) the Effective Date, exceeds $1.20 (subject to adjustment for reverse and forward stock splits and the like), or (y) after the later of (i) the second anniversary of the Original Issue Date and (ii) the Effective Date, the VWAP for each of any ten consecutive Trading Day period, which ten consecutive Trading Day period shall have commenced only after the later of (i) the second anniversary of the Original Issue Date and (ii) the Effective Date, exceeds $1.60 (subject to adjustment for reverse and forward stock splits and the like) (any period referred to in the preceding clauses (x) and (y), a “Threshold Period”), the Corporation may, within 90 days after the end of any such Threshold Period, deliver a written notice to all Holders (a “Forced Conversion Notice” and the date such notice is delivered to all Holders, the “Forced Conversion Notice Date”) to cause each Holder to convert all or part of such Holder’s Preferred Stock (as specified in such Forced Conversion Notice) plus all accrued but unpaid dividends thereon, it being agreed that the “Conversion Date” for purposes of Section 6 shall be deemed to occur on the third Trading Day following the Forced Conversion Notice Date (such third Trading Day, the “Forced Conversion Date”). The Corporation may not deliver a Forced Conversion Notice, and any Forced Conversion Notice delivered by the Corporation shall not be effective, unless all of the Equity Conditions have been met on each Trading Day (including the condition (as more fully described in the definition of “Equity Conditions” in Section 1, above) that the dollar daily trading volume for the Common Stock on the Principal Trading Market exceeds $500,000 on each such Trading Day) during the applicable Threshold Period through and including the date that the Conversion Shares issuable pursuant to such conversion are actually delivered to the Holders pursuant to the Forced Conversion Notice. Any Forced Conversion Notices shall be applied ratably to all of the Holders based on each Holder’s initial purchases of Preferred Stock hereunder, provided that any voluntary conversions by a Holder shall be applied against such Holder’s pro rata allocation, thereby decreasing the aggregate amount forcibly converted hereunder if less than all shares of the Preferred Stock are forcibly converted. For purposes of clarification, a Forced Conversion shall be subject to all of the provisions of Section 6, including, without limitation, the provisions requiring limitations on conversions. In the event that a Forced Conversion is subject to limitation because of the Beneficial Ownership Limitation under Section 6(d), then the Preferred Stock held by one or more Holders will remain outstanding, but only to the extent and only for so long, as necessary to comply with such restrictions, and from and after the Forced Conversion Date, any and all such shares of Preferred Stock that remain outstanding shall no longer (a) bear further dividends pursuant to Section 3, (b) be subject to further adjustments pursuant to Sections 7(b) or (c), or to require the Corporation to make payments in the event of any Triggering Event, and the Corporation will no longer be subject to the negative covenants set forth in Section 9.

Section 9.     Negative Covenants. As long as any shares of Preferred Stock are outstanding, unless the holders of at least 67% of the then outstanding Preferred Stock shall have otherwise given prior written consent, the Corporation shall not, and shall not permit any of the Subsidiaries to, directly or indirectly:

a)other than Permitted Indebtedness, enter into, create, incur, assume, guarantee or suffer to exist any indebtedness for borrowed money of any kind, including but not limited to, a guarantee, on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom;

b)other than Permitted Liens, enter into, create, incur, assume or suffer to exist any Liens of any kind, on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom;

c)amend its charter documents, including, without limitation, its certificate of incorporation and bylaws, in any manner that materially and adversely affects any rights of the Holders of Preferred Stock, including without limitation the creation of a class or series of stock senior to the Preferred Stock;

d)repay, repurchase or offer to repay, repurchase or otherwise acquire more than a de minimis number of shares of its Common Stock, Common Stock Equivalents or Junior Securities, other than as to (i) the Conversion Shares or Warrant Shares as permitted or required under the Transaction Documents and (ii) repurchases of Common Stock or Common Stock Equivalents of departing employees, officers, directors and independent contractors of the Corporation expressly permitted by Section 10(a)(viii);

e)pay cash dividends or distributions on Junior Securities of the Corporation except as expressly permitted by Section 3(e);

f)enter into any transaction with any Affiliate of the Corporation which would be required to be disclosed in any public filing with the Commission, unless such transaction is expressly approved by a majority of the disinterested directors of the Corporation (even if less than a quorum otherwise required for board approval);

g)issue any shares of Class A Preferred Stock; or

h)enter into any agreement committing the Corporation to do any of the foregoing.

Section 10.     Redemption Upon Triggering Events.

a)“Triggering Event” means, wherever used herein any of the following events (whatever the reason for such event and whether such event shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

i.     the failure of the initial Conversion Shares Registration Statement to be declared effective by the Commission on or prior to the 185th day after the Original Issue Date; provided that so long as Rule 144 is then available to the Holders without restrictions or limitations on resale this Triggering Event shall be tolled until such time that Rule 144 is unavailable for the resale of the Conversion Shares;

ii.     if, during the Effectiveness Period (as defined in the Registration Rights Agreement), the effectiveness of the Conversion Shares Registration Statement lapses for more than an aggregate of 60 calendar days (which need not be consecutive calendar days) during any 12-month period, or the Holders shall not otherwise be permitted to resell Registrable Securities under the Conversion Shares Registration Statement for more than an aggregate of 60 calendar days (which need not be consecutive calendar days) during any 12-month period; provided that so long as Rule 144 is then available to the Holders without restrictions or limitations on resale this Triggering Event shall be tolled until such time that Rule 144 is unavailable for the resale of the Conversion Shares;

iii.the Corporation shall fail to deliver certificates representing Conversion Shares issuable upon a conversion hereunder that comply with the provisions hereof prior to the 10th Trading Day after such shares are required to be delivered hereunder, or the Corporation shall provide written notice to any Holder, including by way of public announcement, at any time, of its intention not to comply with requests for conversion of any shares of Preferred Stock in accordance with the terms hereof;

iv.one of the Events (as defined in the Registration Rights Agreement) described in subsections (i), (ii) or (iii) of Section 2(d) of the Registration Rights Agreement shall not have been cured to the satisfaction of the Holders prior to the expiration of 30 calendar days from the Event Date (as defined in the Registration Rights Agreement) relating thereto;

v.the Corporation shall fail for any reason to pay in full the amount of cash due pursuant to a Buy-In (provided that such cash due shall exceed $25,000 in the aggregate) within five calendar days after notice therefor is delivered hereunder or shall fail to pay all amounts owed on account of any Event (as defined in the Registration Rights Agreement) within five days of the date due and payable;

vi.the Corporation shall fail to have available a sufficient number of authorized and unreserved shares of Common Stock to issue to such Holder upon a conversion hereunder;

vii.unless specifically addressed elsewhere in this Certificate of Designation as a Triggering Event, the Corporation shall materially fail to observe or perform any other covenant, agreement or warranty contained in, or otherwise commit any material breach of the Transaction Documents, and such failure or breach shall not, if subject to the possibility of a cure by the Corporation, have been cured within 30 calendar days after the date on which written notice of such failure or breach shall have been delivered;

viii.the Corporation shall redeem more than a de minimis number of Junior Securities other than as to repurchases of Common Stock or Common Stock Equivalents from departing officers, employees, directors and independent contractors, provided that, while any of the Preferred Stock remains outstanding, such repurchases shall not exceed an aggregate of $200,000 from all officers and directors in any 12-month period, and such repurchases complying with such limitations shall be deemed to have been expressly authorized by this Section 10(a)(viii);

ix.	the Corporation shall be party to a Change of Control Transaction;

x.	there shall have occurred a Bankruptcy Event;

xi.the Common Stock shall fail to be listed or quoted for trading on a Trading Market for more than five Trading Dayus, which need not be consecutive Trading Days; or

xii.any monetary judgment, writ or similar final process shall be entered or filed against the Corporation, any subsidiary or any of their respective property or other assets that is not covered by insurance and is for more than $500,000, and such judgment, writ or similar final process shall remain unvacated, unbonded or unstayed for a period of 45 calendar days.

b)Upon the occurrence of a Triggering Event, each Holder shall (in addition to all other rights it may have hereunder or under applicable law) have the right, exercisable at the sole option of such Holder, to require the Corporation to, (A) with respect to the Triggering Events set forth in Sections 10(a)(iii), (v), (vii), (viii), (ix) (as to Changes of Control approved by the Board of Directors of the Corporation) and (x) (as to voluntary filings only), redeem all of the Preferred Stock then held by such Holder for a redemption price, in cash, equal to the Triggering Redemption Amount or (B) at the option of each Holder and with respect to the Triggering Events set forth in Sections 10(a)(i), (ii), (iv), (vi), (viii), (ix) (as to Changes of Control not approved by the Board of Directors of the Corporation), (x) (as to involuntary filings only), (xi) and (xii), either (a) redeem all of the Preferred Stock then held by such Holder for a redemption price, in shares of Common Stock, equal to a number of shares of Common Stock equal to the Triggering Redemption Amount divided by 75% of the average of the 10 VWAPs immediately prior to the date of election hereunder or (b) increase the dividend rate on all of the outstanding Preferred Stock held by such Holder to 18% per annum thereafter. The Triggering Redemption Amount, in cash or in shares, shall be due and payable or issuable, as the case may be, within twenty-two (22) Trading Days of the date on which the notice for the payment therefor is provided by a Holder (the “Triggering Redemption Payment Date”). If the Corporation fails to pay in full the Triggering Redemption Amount hereunder on the date such amount is due in accordance with this Section (whether in cash or shares of Common Stock), the Corporation will pay interest thereon at a rate equal to the lesser of 18% per annum or the maximum rate permitted by applicable law, accruing daily from such date until the Triggering Redemption Amount, plus all such interest thereon, is paid in full. For purposes of this Section, a share of Preferred Stock is outstanding until such date as the applicable Holder shall have received Conversion Shares upon a conversion (or attempted conversion) thereof that meets the requirements hereof or has been paid the Triggering Redemption Amount in cash.

Section 11.    Miscellaneous.

a)Notices. Any and all notices or other communications or deliveries to be provided by the Holders hereunder including, without limitation, any Notice of Conversion, shall be in writing and delivered personally, by facsimile, or sent by a nationally recognized overnight courier service, addressed to the Corporation, at the address set forth above Attention: Chief Financial Officer, facsimile number (781) 224-0114, or such other facsimile number or address as the Corporation may specify for such purposes by notice to the Holders delivered in accordance with this Section 11. Any and all notices or other communications or deliveries to be provided by the Corporation hereunder shall be in writing and delivered personally, by facsimile, or sent by a nationally recognized overnight courier service addressed to each Holder at the facsimile number or address of such Holder appearing on the books of the Corporation, or if no such facsimile number or address appears on the books of the Corporation, at the principal place of business of such Holder, as set forth in the Purchase Agreement. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth in this Section prior to 5:30 p.m. (New York City time) on any date, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth in this Section on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (iii) the second Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.

b)Absolute Obligation. Except as expressly provided herein, no provision of this Certificate of Designation shall alter or impair the obligation of the Corporation, which is absolute and unconditional, accrued dividends and accrued interest, as applicable, on the shares of Preferred Stock at the time, place, and rate, and in the coin or currency, herein prescribed.

c)Lost or Mutilated Preferred Stock Certificate. If a Holder’s Preferred Stock certificate shall be mutilated, lost, stolen or destroyed, the Corporation shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated certificate, or in lieu of or in substitution for a lost, stolen or destroyed certificate, a new certificate for the shares of Preferred Stock so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such certificate, and of the ownership thereof reasonably satisfactory to the Corporation.

d)Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Certificate of Designation shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware, without regard to the principles of conflict of laws thereof. Each party agrees that all legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by any of the Transaction Documents (whether brought against a party hereto or its respective Affiliates, directors, officers, stockholders, employees or agents) shall be commenced in the state and federal courts sitting in the City of New York, borough of Manhattan (the “New York Courts”). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such New York Courts, or such New York Courts are improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Certificate of Designation and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by applicable law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Certificate of Designation or the transactions contemplated hereby. If any party shall commence an action or proceeding to enforce any provisions of this Certificate of Designation, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys’ fees and other costs and expenses incurred in the investigation, preparation and prosecution of such action or proceeding.

e)Waiver. Any waiver by the Corporation or a Holder of a breach of any provision of this Certificate of Designation shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Certificate of Designation or a waiver by any other Holders. The failure of the Corporation or a Holder to insist upon strict adherence to any term of this Certificate of Designation on one or more occasions shall not be considered a waiver or deprive that party (or any other Holder) of the right thereafter to insist upon strict adherence to that term or any other term of this Certificate of Designation on any other occasion. Any waiver by the Corporation or a Holder must be in writing.

f)Severability. If any provision of this Certificate of Designation is invalid, illegal or unenforceable, the balance of this Certificate of Designation shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates the applicable law governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum rate of interest permitted under applicable law.

g)Next Business Day. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

h)Headings. The headings contained herein are for convenience only, do not constitute a part of this Certificate of Designation and shall not be deemed to limit or affect any of the provisions hereof.

i)Status of Converted or Redeemed Preferred Stock. Shares of Preferred Stock may only be issued pursuant to the Purchase Agreement. If any shares of Preferred Stock shall be converted, redeemed or reacquired by the Corporation, such shares shall resume the status of authorized but unissued shares of preferred stock and shall no longer be designated as 10% Convertible Preferred Stock.

*********************

ANNEX A

NOTICE OF CONVERSION

(To be Executed by the Registered Holder in order to Convert Shares of Preferred Stock)

The undersigned hereby elects to convert the number of shares of 10% Convertible Preferred Stock indicated below into shares of common stock, par value $0.01 per share (the “Common Stock”), of GreenMan Technologies, Inc., a Delaware corporation (the “Corporation”), according to the conditions hereof, as of the date written below. If shares of Common Stock are to be issued in the name of a Person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as may be required by the Corporation in accordance with the Purchase Agreement. No fee will be charged to the Holders for any conversion, except for any such transfer taxes.

Conversion calculations:

Date to Effect Conversion:________________________________________
Number of shares of Preferred Stock owned prior to Conversion:__________
Number of shares of Preferred Stock to be Converted:___________________
Stated Value of shares of Preferred Stock to be Converted: _______________
Number of shares of Common Stock to be Issued:______________________
Applicable Conversion Price:_______________________________________
Number of shares of Preferred Stock subsequent to Conversion:___________
Address for Delivery: ______________________ or DWAC Instructions: Broker no: _________ Account no: ___________
[HOLDER] By:____________________________ Name: Title:

APPENDIX D

AMERICAN POWER GROUP CORPORATION

CERTIFICATE OF DESIGNATION OF PREFERENCES,
RIGHTS AND LIMITATIONS
OF
SERIES B 10% CONVERTIBLE PREFERRED STOCK

Pursuant to Section 151 of the
General Corporation Law of the State of Delaware

American Power Group Corporation, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), pursuant to the authority conferred on the Board of Directors of the Corporation by the Restated Certificate of Incorporation, as amended, and in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware, certifies that the Board of Directors of the Corporation duly adopted the following resolution providing for the establishment and issuance of a series of preferred stock to be designated “Series B 10% Convertible Preferred Stock” and to consist of 200 shares as follows:

WHEREAS, the Restated Certificate of Incorporation, as amended, of the Corporation provides for a class of its authorized stock known as preferred stock, consisting of 998,854 shares, $1.00 par value per share, issuable from time to time in one or more series;

WHEREAS, the Board of Directors is authorized to fix the dividend rights, dividend rate, voting rights, conversion rights, rights and terms of redemption and liquidation preferences of any wholly unissued series of preferred stock and the number of shares constituting any series and the designation thereof, of any of them; and

WHEREAS, it is the desire of the Board of Directors, pursuant to its authority as aforesaid, to fix the rights, preferences, restrictions and other matters relating to a series of the preferred stock, which shall consist of up to 200 shares of the preferred stock which the Corporation has the authority to issue, as follows:

NOW, THEREFORE, BE IT:

RESOLVED:
That pursuant to the authority expressly granted and vested in the Board of Directors of this Corporation in accordance with the provisions of its Restated Certificate of Incorporation, as amended, a series of preferred stock of the Corporation is hereby established consisting of 200 shares, to be designated “Series B 10% Convertible Preferred Stock” (hereinafter, the “Preferred Stock”); that the Board of Directors be, and it hereby is, authorized to issue such shares of Preferred Stock from time to time and for such consideration and on such terms as the Board of Directors shall determine, and subject to the limitations provided by law and by the Restated Certificate of Incorporation, as amended; and that the powers, designations, preferences and relative participating, optional or other special rights of, and the qualifications, limitations or restrictions upon, the Preferred Stock shall as set forth on Appendix I hereto.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Designation to be signed by its Chief Financial Officer this 25th day of November, 2014.

AMERICAN POWER GROUP CORPORATION

By: /s/ Charles E. Coppa
Charles E. Coppa
Chief Financial Officer

APPENDIX I

TERMS OF PREFERRED STOCK

Section 1.     Definitions. For the purposes hereof, the following terms shall have the following meanings:

“Adjustment Right” means any right granted with respect to any securities issued in connection with, or with respect to, any issuance or sale (or deemed issuance or sale in accordance with Section 7) of shares of Common Stock (other than rights of the type described in Sections 7(c) and 7(d) hereof) that could result in a decrease in the net consideration received by the Corporation in connection with, or with respect to, such securities (including, without limitation, any cash settlement rights, cash adjustment or other similar rights).
“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 of the Securities Act.

“Alternate Consideration” shall have the meaning set forth in Section 7(d).

“Applicable Price” shall have the meaning set forth in Section 7(b).

“Bankruptcy Event” means any of the following events: (a) the Corporation or any Significant Subsidiary (as such term is defined in Rule 1-02(w) of Regulation S-X) thereof commences a case or other proceeding under any bankruptcy, reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction relating to the Corporation or any Significant Subsidiary thereof, (b) there is commenced against the Corporation or any Significant Subsidiary thereof any such case or proceeding that is not dismissed within 60 days after commencement, (c) the Corporation or any Significant Subsidiary thereof is adjudicated insolvent or bankrupt or any order of relief or other order approving any such case or proceeding is entered, (d) the Corporation or any Significant Subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property that is not discharged or stayed within 60 calendar days after such appointment, (e) the Corporation or any Significant Subsidiary thereof makes a general assignment for the benefit of creditors, (f) the Corporation or any Significant Subsidiary thereof calls a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts, or (g) the Corporation or any Significant Subsidiary thereof, by any act or failure to act, expressly indicates its consent to, approval of or acquiescence in any of the foregoing or takes any corporate or other action for the purpose of effecting any of the foregoing.

“Beneficial Ownership Limitation” shall have the meaning set forth in Section 6(d).

“Black Scholes Consideration Value” means the value of the applicable Option, Convertible Security or Adjustment Right (as the case may be) as of the date of issuance thereof calculated using the Black Scholes Option Pricing Model obtained from the “OV” function on Bloomberg utilizing (i) an underlying price per share equal to the Closing Sale Price of the Common Stock on the Trading Day immediately preceding the public announcement of the execution of definitive documents with respect to the issuance of such Option, Convertible Security or Adjustment Right (as the case may be), (ii) a risk-free interest rate corresponding to the U.S. Treasury rate for a period equal to the remaining term of such Option, Convertible Security or Adjustment Right (as the case may be) as of the date of issuance of such Option, Convertible Security or Adjustment Right (as the case may be), (iii) a zero cost of borrow and (iv) an expected volatility equal to the greater of 100% and the 100 day volatility obtained from the HVT function on Bloomberg (determined utilizing a 365 day annualization factor) as of the Trading Day immediately following the date of issuance of such Option, Convertible Security or Adjustment Right (as the case may be).
“Bloomberg” means Bloomberg, L.P.
“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Buy-In” shall have the meaning set forth in Section 6(c)(iv).

“Change of Control Transaction” means the occurrence after the date hereof of any of (a) an acquisition by an individual or legal entity or “group” (as described in Rule 13d‑5(b)(1) promulgated under the Exchange Act) of effective control (whether through legal or beneficial ownership of capital stock of the Corporation, by contract or otherwise) of in excess of 50% of the voting securities of the Corporation (other than by means of conversion of Preferred Stock or Series A Preferred Stock and the exercise of Securities issued together with the Preferred Stock or the Series A Preferred Stock), (b) the Corporation merges into or consolidates with any other Person, or any Person merges into or consolidates with the Corporation and, after giving effect to such transaction, the stockholders of the Corporation immediately prior to such transaction own less than a majority of the aggregate voting power of the Corporation or the successor entity of such transaction, (c) the Corporation sells or transfers all or substantially all of its assets to another Person and the stockholders of the Corporation immediately prior to such transaction own less than a majority of the aggregate voting power of the acquiring entity immediately after the transaction, (d) a replacement at one time or within a one-year period of more than one‑half of the members of the Board of Directors which is not approved by a majority of those individuals who are members of the Board of Directors on the Original Issue Date (or by those individuals who are serving as members of the Board of Directors on any date whose nomination to the Board of Directors was approved by a majority of the members of the Board of Directors who are members on the Original Issue Date), or (e) the execution by the Corporation of an agreement to which the Corporation is a party or by which it is bound, providing for any of the events set forth in clauses (a) through (d) above.

“Closing” means the closing of the purchase and sale of the Securities pursuant to Section 2.1 of the Purchase Agreement.

“Closing Date” means the Trading Day on which all of the Transaction Documents have been executed and delivered by the applicable parties thereto and all conditions precedent to (i) each Holder’s obligations to pay the Subscription Amount and (ii) the Corporation’s obligations to deliver the Securities have been satisfied or waived.

“Commission” means the United States Securities and Exchange Commission and its staff.

“Common Stock” means the Corporation’s common stock, par value $0.01per share, and stock of any other class of securities into which such securities may hereafter be reclassified or changed.

“Common Stock Equivalents” means any securities of the Corporation or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Conversion Amount” means the sum of the Stated Value at issue.

“Conversion Date” shall have the meaning set forth in Section 6(a).

“Conversion Price” shall have the meaning set forth in Section 6(b).

“Conversion Shares” means, collectively, the shares of Common Stock issuable upon conversion of the shares of Preferred Stock in accordance with the terms hereof.

“Conversion Shares Registration Statement” means a registration statement that registers the resale of Conversion Shares of the Holders.

“Convertible Securities” means any stock or other security (other than Options) that is at any time and under any circumstances, directly or indirectly, convertible into, exercisable or exchangeable for, or which otherwise entitles the holder thereof to acquire, any shares of Common Stock.
“Dilutive Issuance” shall have the meaning set forth in Section 7(b).

“Dividend Notice Period” shall have the meaning set forth in Section 3(a).

“Dividend Payment Date” shall have the meaning set forth in Section 3(a).

“Dividend Share Amount” shall have the meaning set forth in Section 3(a).

“Effective Date” means the earliest of the date that (a) a Conversion Shares Registration Statement filed by the Corporation pursuant to the Registration Rights Agreement has been declared effective by the Commission, (b) all of the

Registrable Securities have been sold pursuant to Rule 144, (c) all of the Registrable Securities may be sold pursuant to Rule 144 without the requirement for the Corporation to be in compliance with the current public information required under Rule 144 and without volume or manner-of-sale restrictions or (d) following the one-year anniversary of the Original Issue Date provided that a holder of Registrable Securities is not an Affiliate of the Corporation, all of the Registrable Securities may be sold pursuant to an exemption from registration under Section 4(1) of the Securities Act without volume or manner-of-sale restrictions and counsel to the Corporation has delivered to such holders a standing written opinion that resales may then be made by such holders of the Registrable Securities pursuant to such exemption which opinion shall be in form and substance reasonably acceptable to such holders.

“Equity Conditions” means, during the period in question, (a) the Corporation shall have duly honored all conversions scheduled to occur or occurring by virtue of one or more Notices of Conversion of the applicable Holder on or prior to the dates so requested or required, if any, (b)(i) there is an effective Conversion Shares Registration Statement pursuant to which the Holders are permitted to utilize the prospectus thereunder to resell all of the Conversion Shares or (ii) all of the Conversion Shares may be resold pursuant to Rule 144 without volume or manner-of-sale restrictions or current public information requirements as determined by the counsel to the Corporation as set forth in a written opinion letter to such effect, addressed and acceptable to the Transfer Agent and the affected Holders, (c) the Common Stock is trading on a Trading Market and all of the Conversion Shares are listed or quoted for trading on such Trading Market (and the Corporation believes, in good faith, that trading of the Common Stock on a Trading Market will continue uninterrupted for the foreseeable future), (d) there is a sufficient number of authorized, but unissued and otherwise unreserved, shares of Common Stock for the issuance of all of the shares then issuable pursuant to the Transaction Documents, (e) there is no existing Triggering Event and no existing event which, with the passage of time or the giving of notice, would constitute a Triggering Event, (f) there has been no public announcement of a pending or proposed Fundamental Transaction or Change of Control Transaction that has not been consummated, (g) the applicable Holder is not in possession of any information provided by the Corporation that constitutes, or may constitute, material non-public information, and (h) for each Trading Day in a period of 20 consecutive Trading Days prior to the applicable date in question, the dollar daily trading volume for the Common Stock on the principal Trading Market exceeds, (A) for purposes of Section 3(a), $100,000 per Trading Day or (B) for purposes of Section 8, $500,000 per Trading Day.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exempt Issuance” means the issuance of (a) shares of Common Stock or options to employees, independent contractors providing services to the Corporation, officers and directors of the Corporation pursuant to any stock or option plan or agreement duly adopted by a majority of the non-employee members of the Board of Directors of the Corporation or a majority of the members of a committee of non-employee directors established for such purpose, (b) securities upon the exercise or exchange of or conversion of any securities issued pursuant to the Purchase Agreement in an aggregate amount of up to 200 shares of Preferred Stock and the warrants issued in connection with the purchase thereof and/or other securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of the Purchase Agreement, provided that such securities have not been amended since the date of the Purchase Agreement to increase the number of such securities or to decrease the exercise price, exchange price or conversion price of any such securities and (c) securities issued upon the declaration of a dividend on any of the outstanding Preferred Stock or Series A Preferred Stock, (d) securities issued to a federal or state licensed bank or commercial lending institution as partial consideration for credit facilities or lease financing facilities extended to the Corporation, and (e) securities issued pursuant to acquisitions or strategic transactions approved by a majority of the disinterested directors of the Corporation, provided that any such issuance shall only be to a Person (or to the equityholders of a Person) which is, itself or through its subsidiaries, an operating company or an asset in a business synergistic with the business of the Corporation and shall provide to the Corporation additional benefits in addition to the investment of funds, but shall not include a transaction in which the Corporation is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities. Notwithstanding anything herein to the contrary, with respect to issuances to independent contractors in clause (a) above and federal or state licensed banks or commercial lending institutions in clause (d) above the aggregate amount of securities issuable as Exempt Issuances shall not exceed $250,000 during any 12-month period, such securities shall be issued as restricted securities and the effective consideration per share of Common Stock or effective exercise or conversion price shall not be less than the then prevailing market price. Additionally, in no event shall an exchange of Common Stock or Common Stock Equivalents for outstanding Indebtedness (i.e., Securities Act Section 3(a)(9) or 3(a)(10) exchange) be deemed an Exempt Issuance.

“Forced Conversion Amount” means the sum of (a) the aggregate Stated Value then outstanding and (b) accrued but unpaid dividends.

“Forced Conversion Date” shall have the meaning set forth in Section 8(a).

“Forced Conversion Notice” shall have the meaning set forth in Section 8(a).

“Forced Conversion Notice Date” shall have the meaning set forth in Section 8(a).

“Fundamental Transaction” shall have the meaning set forth in Section 7(d).

“GAAP” means United States generally accepted accounting principles.

“Holder” shall have the meaning given such term in Section 2.

“Indebtedness” means (a) any liabilities for borrowed money or amounts owed in excess of $250,000 (other than trade accounts payable incurred in the ordinary course of business), (b) all guaranties, endorsements and other contingent obligations in respect of indebtedness of others, whether or not the same are or should be reflected in the Corporation’s balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business, and (c) the present value of any lease payments in excess of $250,000 due under leases required to be capitalized in accordance with GAAP.

“Junior Securities” means the Common Stock and all other Common Stock Equivalents of the Corporation other than those securities which are explicitly senior or pari passu to the Preferred Stock in dividend rights or liquidation preference. For the avoidance of doubt, the Series A Preferred Stock shall be pari passu with the Preferred Stock in dividend rights and liquidation preference, and as otherwise stated in this Certificate of Designation, and neither the Preferred Stock nor the Series A Preferred Stock shall be considered to be Junior Securities with respect to the other.

“Liens” means a lien, charge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.
“Liquidation” shall have the meaning set forth in Section 5.

“New York Courts” shall have the meaning set forth in Section 11(d).

“New Conversion Price” shall have the meaning set forth in Section 7(b).

“Notice of Conversion” shall have the meaning set forth in Section 6(a).

“Options” means any rights, warrants or options to subscribe for or purchase shares of Common Stock or Convertible Securities.
“Original Issue Date” means the date of the first issuance of any shares of the Preferred Stock regardless of the number of transfers of any particular shares of Preferred Stock and regardless of the number of certificates which may be issued to evidence such Preferred Stock.

“Permitted Indebtedness” means (a) the Indebtedness existing on the Original Issue Date, (b) lease obligations and purchase money indebtedness incurred in connection with the acquisition of capital assets and lease obligations with respect to newly acquired or leased assets, (c) Indebtedness incurred to any federal or state licensed bank or commercial lending institution provided that such banks or institutions are not primarily in the business of acquiring securities, (d) trade payables incurred in the ordinary course of business and (e) other Indebtedness incurred in the ordinary course of business.

“Permitted Lien” means the individual and collective reference to the following: (a) Liens for taxes, assessments and other governmental charges or levies not yet due or Liens for taxes, assessments and other governmental charges or levies being contested in good faith and by appropriate proceedings for which adequate reserves (in the good faith judgment of the management of the Corporation) have been established in accordance with GAAP, (b) Liens imposed by law which were incurred in the ordinary course of the Corporation’s business, such as carriers’, warehousemen’s and mechanics’ Liens, statutory landlords’ Liens, and other similar Liens arising in the ordinary course of the Corporation’s business, and which (x) do not individually or in the aggregate materially detract from the value of such property or assets or materially impair the use thereof in the operation of the business of the Corporation and its consolidated Subsidiaries or (y) are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing for the foreseeable future the forfeiture or sale of the property or asset subject to such Lien, (c) Liens incurred in connection with Permitted Indebtedness under clauses (a), (c) and (e) thereunder, and (d) Liens incurred in connection with Permitted Indebtedness under clause (b) thereunder, provided that such Liens are not secured by assets of the Corporation or its Subsidiaries other than the assets so acquired or leased.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Preferred Stock” shall have the meaning set forth in Section 2.

“Purchase Agreement” means the Securities Purchase Agreement, dated as of November 26, 2014, between the Corporation and the original Holders, as amended, modified or supplemented from time to time in accordance with its terms.

“Registrable Securities” means, as of any date of determination, (a) all shares of Common Stock issued and issuable upon conversion of the Preferred Stock and issuable within 18 months in lieu of the cash payment of dividends on the Preferred Stock in accordance with the terms of this Certificate of Designation, (b) all Warrant Shares then issuable upon exercise of any Warrants (assuming on such date the Warrants are exercised in full without regard to any exercise limitations therein, including among other things, the limitation that the Warrants are not yet exercisable), and (c) any securities issued or then issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing; provided, however, that any such Registrable Securities shall cease to be Registrable Securities (and the Company shall not be required to maintain the effectiveness of any, or file another, Registration Statement hereunder with respect thereto) for so long as (a) a Registration Statement with respect to the sale of such Registrable Securities is declared effective by the Commission under the Securities Act and such Registrable Securities have been disposed of by the Holder in accordance with such effective Registration Statement, (b) such Registrable Securities have been previously sold in accordance with Rule 144, or (c) such securities become eligible for resale without volume or manner-of-sale restrictions and without current public information pursuant to Rule 144 as set forth in a written instruction letter to such effect, addressed, delivered and acceptable to the Transfer Agent and the affected Holders (assuming that such securities and any securities issuable upon exercise, conversion or exchange thereof, or as a dividend thereon, were issued or are issuable, were at no time held by any Affiliate of the Company, and all Warrants are exercised by “cashless exercise” as provided in Section 2(c) of each of the Warrants), as reasonably determined by the Company, upon the advice of counsel to the Company.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Securities” means the Preferred Stock, the Warrants, the Warrant Shares and the Underlying Shares.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Series A Certificate” means Corporation’s Certificate of Designation of Preferences, Rights and Limitations of 10% Convertible Preferred Stock of the Corporation, filed with the Secretary of State of the State of Delaware on April 30, 2012, as amended from time to time.

“Series A Preferred Stock” means the Corporation’s preferred stock designated as its 10% Convertible Preferred Stock pursuant to the Series A Certificate.

“Share Delivery Date” shall have the meaning set forth in Section 6(c).

“Stated Value” shall have the meaning set forth in Section 2, as the same may be increased pursuant to Section 3.

“Subscription Amount” shall mean, as to each Holder, the aggregate amount to be paid for the units purchased pursuant to the Purchase Agreement as specified below such Holder’s name on the signature pages of the Purchase Agreement, in United States dollars and in immediately available funds.

“Subsidiary” means any subsidiary of the Corporation as described in Section 3.1(a) of the Purchase Agreement and shall, where applicable, also include any direct or indirect subsidiary of the Corporation formed or acquired after the date of the Purchase Agreement.
“Successor Entity” shall have the meaning set forth in Section 7(d).

“Trading Day” means a day on which the principal Trading Market is open for business.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE AMEX, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange or the OTC Bulletin Board (or any successors to any of the foregoing).

“Transaction Documents” means this Certificate of Designation, the Purchase Agreement, the Warrants, all exhibits and schedules thereto and hereto and any other documents or agreements executed in connection with the transactions contemplated pursuant to the Purchase Agreement.
“Transfer Agent” means American Stock Transfer & Trust Company, LLC, the current transfer agent of the Corporation, with a mailing address of 6201 15th Avenue
Brooklyn, New York 11219, and a facsimile number of (718) 765-8712, and any successor transfer agent of the Corporation.
“Triggering Event” shall have the meaning set forth in Section 10(a).

“Triggering Redemption Amount” means, for each share of Preferred Stock, the sum of (a) the greater of (i) 125% of the Stated Value and (ii) the product of (y) the VWAP on the Trading Day immediately preceding the date of the Triggering Event and (z) the Stated Value divided by the then Conversion Price, and (b) all accrued but unpaid dividends thereon.

“Triggering Redemption Payment Date” shall have the meaning set forth in Section 10(b).

“Underlying Shares” means the shares of Common Stock issued and issuable upon conversion of the Preferred Stock, upon exercise of the Warrants and issued and issuable in lieu of the cash payment of dividends on the Preferred Stock in accordance with the terms of this Certificate of Designation.
“Variable Rate Transaction” a transaction in which the Corporation (i) issues or sells any debt or equity securities that are convertible into, exchangeable or exercisable for, or include the right to receive additional shares of Common Stock either (A) at a conversion price, exercise price or exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for the shares of Common Stock at any time after the initial issuance of such debt or equity securities, or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock or (ii) enters into any agreement, including, but not limited to, an equity line of credit or continuous offering facilities through a registered broker-dealer (a/k/a ATM offerings), whereby the Corporation may sell securities at a future determined price.
“VWAP” means, for any Trading Date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if the OTC Bulletin Board is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the OTC Bulletin Board, (c) if the Common Stock is not then listed or quoted for trading on the OTC Bulletin Board and if prices for the Common Stock are then reported in the “Pink Sheets” published by Pink OTC Markets, Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Company and reasonably acceptable to the Holders of 67% of the Securities then outstanding, the fees and expenses of which shall be paid by the Corporation.

“Warrants” means, collectively, (i) the Common Stock purchase warrants delivered to the Holders at the Closing in accordance with Section 2.2(a) of the Purchase Agreement, which Warrants shall be exercisable commencing 6 months following the Closing Date and have a term of exercise equal to 5 years, in the form of Exhibit B attached to the Purchase Agreement, and (ii) as the context reasonably requires, any Common Stock purchase warrants issued upon the exercise, transfer or assignment, in whole or in part, of such warrants.
“Warrant Shares” means the shares of Common Stock issuable upon exercise of the Warrants.
Section 2.     Designation, Amount and Par Value. The series of preferred stock created hereunder shall be designated as its Series B 10% Convertible Preferred Stock (the “Preferred Stock”) and the number of shares so designated shall be 200 (which shall not be subject to increase without the written consent of the holders (each, a “Holder” and collectively, the “Holders”) of 67% of the Preferred Stock). Each share of Preferred Stock shall have a par value of $1.00 per share and a stated value equal to $10,000, subject to increase as set forth in Section 3 below (the “Stated Value”).

Section 3.     Dividends.

a).Dividends in Cash or in Kind. Holders shall be entitled to receive, and the Corporation shall pay, cumulative dividends at the rate per share (as a percentage of the Stated Value per share) of 10% per annum, subject to increase pursuant to Section 10(b)), payable quarterly on March 31, June 30, September 30 and December 31 of each year, beginning on December 31, 2014, and on each Conversion Date (with respect only to Preferred Stock being converted) (each such date, a “Dividend Payment Date”) (if any Dividend Payment Date is not a Trading Day, the applicable payment shall be due on the next succeeding Trading Day) in cash, or at the Corporation’s option, in duly authorized, validly issued, fully paid and non-assessable shares of Common Stock as set forth in this Section 3(a), or a combination thereof (the amount to be paid in shares of Common Stock, the “Dividend Share Amount”). The form of dividend payments to each Holder shall be determined in the following order of priority: (i) if funds are legally available for the payment of dividends and the Equity Conditions have not been met during the 20 consecutive Trading Days immediately prior to the applicable Dividend Payment Date (the “Dividend Notice Period”), in cash only, (ii) if funds are legally available for the payment of dividends and the Equity Conditions have been met during the Dividend Notice Period, at the sole election of the Corporation, in cash or shares of Common Stock which shall be valued solely for such purpose at the average of the VWAPs for the 20 consecutive Trading Days ending on the Trading Day that is immediately prior to the Dividend Payment Date, (iii) if funds are not legally available for the payment of dividends and the Equity Conditions have been met during the Dividend Notice Period, in shares of Common Stock which shall be valued solely for such purpose at the average of the VWAPs for the 20 consecutive Trading Days ending on the Trading Day that is immediately prior to the Dividend Payment Date, (iv) if funds are not legally available for the payment of dividends and the Equity Condition relating to an effective Conversion Shares Registration Statement has been waived by such Holder, as to such Holder only, in unregistered shares of Common Stock which shall be valued solely for such purpose at the average of the VWAPs for the 20 consecutive Trading Days ending on the Trading Day that is immediately prior to the Dividend Payment Date, and (v) if funds are not legally available for the payment of dividends and the Equity Conditions have not been met during the Dividend Notice Period, then such dividends shall accrue to the next Dividend Payment Date. The Holders shall have the same rights and remedies with respect to the delivery of any such shares as if such shares were being issued pursuant to Section 6.

b).Corporation’s Ability to Pay Dividends in Cash or Kind. On the Closing Date, the Corporation shall have notified the Holders whether or not it may legally pay cash dividends as of the Closing Date. The Corporation shall promptly notify the Holders at any time the Corporation shall become able or unable, as the case may be, to legally pay cash dividends. If at any time the Corporation has the right to pay dividends in cash or shares of Common Stock, the Corporation must provide the Holders with at least 20 Trading Days’ notice of its election to pay a regularly scheduled dividend in shares of Common Stock (the Corporation may indicate in such notice that the election contained in such notice shall continue for later periods until revised by a subsequent notice). The aggregate number of shares of Common Stock otherwise issuable to the Holder on a Dividend Payment Date shall be reduced by the number of shares of Common Stock previously issued to the Holder in connection with such Dividend Payment Date.

c).Dividend Calculations. Dividends on the Preferred Stock shall be calculated on the basis of a 360-day year, consisting of twelve 30-calendar day periods, and shall accrue daily commencing on the Original Issue Date, and shall be deemed to accrue from such date whether or not earned or declared and whether or not there are profits, surplus or other funds of the Corporation legally available for the payment of dividends. If Payment of dividends in shares of Common Stock shall otherwise occur pursuant to Section 6(c)(i) herein, then, solely for purposes of the payment of dividends in shares, the Dividend Payment Date shall be deemed the Conversion Date. Dividends shall cease to accrue with respect to any Preferred Stock converted. Except as otherwise provided herein, if at any time the Corporation pays dividends partially in cash and partially in shares, then such payment shall be distributed ratably among the Holders based upon the number of shares of Preferred Stock held by each Holder on such Dividend Payment Date.

d).Late Fees. If funds are legally available for the payment of cash dividends and the Corporation is required to or elects to pay dividends in cash then such cash dividends that are not paid within five Trading Days following a Dividend Payment Date shall continue to accrue and shall entail a late fee, which must be paid in cash, at the rate of 18% per annum or the lesser rate permitted by applicable law which shall accrue daily from the Dividend Payment Date through and including the date of actual payment in full.

e).Other Securities. So long as any Preferred Stock shall remain outstanding, neither the Corporation nor any Subsidiary thereof shall redeem, purchase or otherwise acquire directly or indirectly any Junior Securities except as expressly permitted by Section 10(a)(v). So long as any Preferred Stock shall remain outstanding, neither the Corporation nor any Subsidiary thereof shall directly or indirectly pay or declare any dividend or make any distribution upon (other than a dividend or distribution described in Section 6 or dividends due and paid in the ordinary course on preferred stock of the Corporation at such times when the Corporation is in compliance with its payment and other obligations hereunder), nor shall any distribution be made in respect of, any Junior Securities as long as any dividends due on the Preferred Stock remain unpaid, nor shall any monies be set aside for or applied to the purchase or redemption (through a sinking fund or otherwise) of any Junior Securities or shares pari passu with the Preferred Stock.

f).Special Reserves. The Corporation acknowledges and agrees that, on or after the date of the Purchase Agreement, it shall not increase the capital of the Corporation with respect to any shares of the Corporation’s capital stock issued and outstanding on such date.

Section 4.     Voting Rights.

a).General. On any matter presented to the stockholders of the Corporation for their action or consideration at any meeting of stockholders of the Corporation (or by written consent of stockholders in lieu of a meeting), each holder of outstanding shares of Preferred Stock shall be entitled to cast the number of votes equal to the number of whole shares of Common Stock into which the shares of Preferred stock held by such holder are convertible as of the record date for determining stockholders entitled to vote on such matter (subject to any limitations on such conversion contained in Section 6(d)). Except as provided by law or by the other provisions of this Certificate of Designation or the Corporation’s certificate of incorporation, as amended, holders of Preferred stock shall vote together with the holders of Common Stock and, to the extent permitted by the Series A Certificate (including any waivers granted thereunder), the holders of Series A Preferred Stock as a single class.

b).Election of Directors. The holders of record of the shares of Series A Preferred Stock, exclusively and as a separate class, shall be entitled to elect three (3) directors of the Corporation. The holders of record of the shares of Common Stock, exclusively and as a separate class, shall be entitled to elect three (3) directors of the Corporation. The holders of record of the shares of Common Stock and of any other class or series of voting stock (including the Preferred Stock and the Series A Preferred Stock), exclusively and voting together as a single class, shall be entitled to elect the balance of the total number of directors of the Corporation. At any meeting held for the purpose of electing a director, the presence in person or by proxy of the holders of a majority of the outstanding shares of the class or series entitled to elect such director shall constitute a quorum for the purpose of electing such director. Except as otherwise provided in this Section 4(b), a vacancy in any directorship filled by the holders of any class or series shall be filled only by vote or written consent in lieu of a meeting of the holders of such class or series or by any remaining director or directors elected by the holders of such class or series pursuant to this Section 4(b).

c).Preferred Stock Protective Provisions. As long as any shares of Preferred Stock are outstanding, the Corporation shall not, without the affirmative vote or written consent of the Holders of 67% of the then outstanding shares of the Preferred Stock, (a) alter or change adversely the powers, preferences or rights given to the Preferred Stock or alter or amend this Certificate of Designation, (b) authorize or create any class of stock ranking as to dividends, redemption or distribution of assets upon a Liquidation (as defined in Section 5) senior to, or pari passu with, the Preferred Stock, (c) amend its certificate of incorporation in any manner that adversely affects rights of Preferred Stock, (d) increase the number of authorized shares of Preferred Stock, or (e) enter into any agreement committing the Corporation to do any of the foregoing.

Section 5.     Liquidation. Upon any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary (a “Liquidation”), the Holders shall be entitled to receive out of the assets, whether capital or surplus, of the Corporation an amount equal to the Stated Value, plus any accrued and unpaid dividends thereon and any other fees then due and owing thereon under this Certificate of Designation, for each share of Preferred Stock, pari passu with distributions or payments made to the holders of the Series A Preferred Stock, but before any distribution or payment shall be made to the holders of any Junior Securities, and if the assets of the Corporation shall be insufficient to pay in full such amounts, then, to the extent permitted by the Series A Certificate (including any waivers granted thereunder), the entire assets to be distributed to the Holders shall be ratably distributed among the Holders of the Preferred Stock and the holders of the Series A Preferred Stock in accordance with the respective amounts that would be payable on such shares if all amounts payable thereon were paid in full. A Fundamental Transaction or Change of Control Transaction shall not be deemed Liquidation. The Corporation shall mail written notice of any such Liquidation, not less than 10 days prior to the payment date stated therein, to each Holder.

Section 6.     Conversion.

a).Conversions at Option of Holder. Each share of Preferred Stock shall be convertible, at any time and from time to time from and after the Original Issue Date at the option of the Holder thereof, into that number of shares of Common Stock (subject to the limitations set forth in Section 6(d) and Section 6(e)) determined by dividing the Stated Value of such share of Preferred Stock by the Conversion Price. Holders shall effect conversions by providing the Corporation with the form of conversion notice attached hereto as Annex A (a “Notice of Conversion”). Each Notice of Conversion shall specify the number of shares of Preferred Stock to be converted, the number of shares of Preferred Stock owned prior to the conversion at issue, the number of shares of Preferred Stock owned subsequent to the conversion at issue and the date on which such conversion is to be effected, which date may not be prior to the date the applicable Holder delivers by facsimile such Notice of Conversion to the Corporation (such effective date, the “Conversion Date”). If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date that such Notice of Conversion to the Corporation is deemed delivered hereunder. The calculations and entries set forth in the Notice of Conversion shall control in the absence of manifest or mathematical error. To effect conversions of shares of Preferred Stock, a Holder shall not be required to surrender the certificate(s) representing the shares of Preferred Stock to the Corporation unless all of the shares of Preferred Stock represented thereby are so converted, in which case such Holder shall deliver the certificate representing such shares of Preferred Stock promptly following the Conversion Date at issue. Shares of Preferred Stock converted into Common Stock or redeemed in accordance with the terms hereof shall be canceled and shall not be reissued.

b).Conversion Price. The conversion price for the Preferred Stock shall equal $0.40, subject to adjustment herein (the “Conversion Price”).

c).Mechanics of Conversion

i.Delivery of Certificate Upon Conversion. Not later than three (3) Trading Days after each Conversion Date (the “Share Delivery Date”), the Corporation shall deliver, or cause to be delivered, to the converting Holder (A) a certificate or certificates representing the Conversion Shares which, on or after the earlier of (i) the six-month anniversary of the Original Issue Date or (ii) the Effective Date, shall be free of restrictive legends and trading restrictions (other than those restrictions set forth in Section 4.1 of the Purchase Agreement) representing the number of Conversion Shares being acquired upon the conversion of the Preferred Stock (including, if the Corporation has given continuous notice pursuant to Section 3(b) for payment of dividends in shares of Common Stock at least 20 Trading Days prior to the date on which the Notice of Conversion is delivered to the Corporation, shares of Common Stock representing the payment of accrued dividends otherwise determined pursuant to Section 3(a) but assuming that the Dividend Notice Period is the 20 Trading Days period immediately prior to the date on which the Notice of Conversion is delivered to the Corporation and excluding for such issuance the condition that the Corporation deliver the Dividend Share Amount as to such dividend payment), and (B) a bank check in the amount of accrued and unpaid dividends (if the Corporation has elected or is required to pay accrued dividends in cash). On or after the earlier of (i) the six-month anniversary of the Original Issue Date or (ii) the Effective Date, the Corporation shall use its best efforts to deliver any certificate or certificates required to be delivered by the Corporation under this Section 6 electronically through the Depository Trust Company or another established clearing corporation performing similar functions.

ii.Failure to Deliver Certificates. If, in the case of any Notice of Conversion, such certificate or certificates are not delivered to or as directed by the applicable Holder by the Share Delivery Date, the Holder shall be entitled to elect by written notice to the Corporation at any time on or before its receipt of such certificate or certificates, to rescind such Conversion, in which event the Corporation shall promptly return to the Holder any original Preferred Stock certificate delivered to the Corporation and the Holder shall promptly return to the Corporation the Common Stock certificates issued to such Holder pursuant to the rescinded Conversion Notice.

iii.Obligation Absolute. The Corporation’s obligation to issue and deliver the Conversion Shares upon conversion of Preferred Stock in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by a Holder to enforce the same, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, or any breach or alleged breach by such Holder or any other Person of any obligation to the Corporation or any violation or alleged violation of law by such Holder or any other person, and irrespective of any other circumstance which might otherwise limit such obligation of the Corporation to such Holder in connection with the issuance of such Conversion Shares; provided, however, that such delivery shall not operate as a waiver by the Corporation of any such action that the Corporation may have against such Holder. In the event a Holder shall elect to convert any or all of the Stated Value of its Preferred Stock, the Corporation may not refuse conversion based on any claim that such Holder or anyone associated or affiliated with such Holder has been engaged in any violation of law, agreement or for any other reason, unless an injunction from a court, on notice to Holder, restraining and/or enjoining conversion of all or part of the Preferred Stock of such Holder shall have been sought and obtained, and the Corporation posts a surety bond for the benefit of such Holder in the amount of 150% of the Stated Value of Preferred Stock which is subject to the injunction, which bond shall remain in effect until the completion of arbitration/litigation of the underlying dispute and the proceeds of which shall be payable to such Holder to the extent it obtains judgment. In the absence of such injunction, the Corporation shall issue Conversion Shares and, if applicable, cash, upon a properly noticed conversion. Nothing herein shall limit a Holder’s right to pursue actual damages or declare a Triggering Event pursuant to Section 10 hereof as a result of the Corporation’s failure to deliver Conversion Shares within the period specified herein and such Holder shall have the right to pursue all remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief. The exercise of any such rights shall not prohibit a Holder from seeking to obtain damages pursuant to any other Section hereof or under applicable law.

iv.Compensation for Buy-In on Failure to Timely Deliver Certificates Upon Conversion. In addition to any other rights available to the Holder, if the Corporation fails for any reason to deliver to a Holder the applicable certificate or certificates by the Share Delivery Date pursuant to Section 6(c)(i), and if after such Share Delivery Date such Holder is required by its brokerage firm to purchase (in an open market transaction or otherwise), or the Holder’s brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by such Holder of the Conversion Shares which such Holder was entitled to receive upon the conversion relating to such Share Delivery Date (a “Buy-In”), then the Corporation shall (A) pay in cash to such Holder (in addition to any other remedies available to or elected by such Holder) the amount, if any, by which (x) such Holder’s total purchase price (including any brokerage commissions) for the Common Stock so purchased exceeds (y) the product of (1) the aggregate number of shares of Common Stock that such Holder was entitled to receive from the conversion at issue and that were sold multiplied by (2) the actual sale price at which the sell order giving rise to such purchase obligation was executed (including any brokerage commissions) and (B) at the option of such Holder, either reissue (if surrendered) the shares of Preferred Stock equal to the number of shares of Preferred Stock submitted for conversion (in which case, such conversion shall be deemed rescinded) or deliver to such Holder the number of shares of Common Stock that would have been issued if the Corporation had timely complied with its delivery requirements under Section 6(c)(i). For example, if a Holder purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of shares of Preferred Stock with respect to which the actual sale price of the Conversion Shares (including any brokerage commissions) giving rise to such purchase obligation was a total of $10,000 under clause (A) of the immediately preceding sentence, the Corporation shall be required to pay such Holder $1,000. The Holder shall provide the Corporation written notice indicating the amounts payable to such Holder in respect of the Buy-In and, upon request of the Corporation, evidence of the amount of such loss. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Corporation’s failure to timely deliver certificates representing shares of Common Stock upon conversion of the shares of Preferred Stock as required pursuant to the terms hereof.

v.Reservation of Shares Issuable Upon Conversion. The Corporation covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock for the sole purpose of issuance upon conversion of the Preferred Stock and payment of dividends on the Preferred Stock, each as herein provided, free from preemptive rights or any other actual contingent purchase rights of Persons other than the Holder (and the other holders of the Preferred Stock), not less than such aggregate number of shares of the Common Stock as shall (subject to the terms and conditions set forth in the Purchase Agreement) be issuable (taking into account the adjustments and restrictions of Section 7) upon the conversion of the then outstanding shares of Preferred Stock and payment of dividends hereunder. The Corporation covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly authorized, validly issued, fully paid and nonassessable.

vi.Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the conversion of the Preferred Stock. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such conversion, the Corporation shall at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Conversion Price or round up to the next whole share.

vii.Transfer Taxes. The issuance of certificates for shares of the Common Stock on conversion of the Preferred Stock shall be made without charge to any Holder for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificates, provided that the Corporation shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holders of such shares of Preferred Stock and the Corporation shall not be required to issue or deliver such certificates unless or until the Person or Persons requesting the issuance thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid.

d).Beneficial Ownership Limitation. Subject to the Holder’s right to increase or decrease the Beneficial Ownership Limitation as described below in this Section 6(d), the Corporation shall not effect any conversion of the Preferred Stock, and a Holder shall not have the right to convert any portion of the Preferred Stock, to the extent that, after giving effect to the conversion set forth on the applicable Notice of Conversion, such Holder (together with such Holder’s Affiliates, and any Persons acting as a group together with such Holder or any of such Holder’s Affiliates) would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by such Holder and its Affiliates shall include the number of shares of Common Stock issuable upon conversion of the Preferred Stock with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which are issuable upon (i) conversion of the remaining, unconverted Stated Value of Preferred Stock beneficially owned by such Holder or any of its Affiliates and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Corporation subject to a limitation on conversion or exercise analogous to the limitation contained herein (including, without limitation, the Preferred Stock or the Warrants) beneficially owned by such Holder or any of its Affiliates. Except as set forth in the preceding sentence, for purposes of this Section 6(d), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. To the extent that the limitation contained in this Section 6(d) applies, the determination of whether the Preferred Stock is convertible (in relation to other securities owned by such Holder together with any Affiliates) and of how many shares of Preferred Stock are convertible shall be in the sole discretion of such Holder, and the submission of a Notice of Conversion shall be deemed to be such Holder’s determination of whether the shares of Preferred Stock may be converted (in relation to other securities owned by such Holder together with any Affiliates) and how many shares of the Preferred Stock are convertible, in each case subject to the Beneficial Ownership Limitation. To ensure compliance with this restriction, each Holder will be deemed to represent to the Corporation each time it delivers a Notice of Conversion that such Notice of Conversion has not violated the restrictions set forth in this paragraph and the Corporation shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 6(d), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as stated in the most recent of the following: (i) the Corporation’s most recent periodic or annual report filed with the Commission, as the case may be, (ii) a more recent public announcement by the Corporation or (iii) a more recent written notice by the Corporation or the Transfer Agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of a Holder, the Corporation shall within two Trading Days confirm orally and in writing to such Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Corporation, including the Preferred Stock, by such Holder or its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion of Preferred Stock held by the applicable Holder. A Holder, upon not less than 61 days’ prior notice to the Corporation, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 6(d) applicable to its Preferred Stock. Any such increase or decrease will not be effective until the 61st day after such notice is delivered to the Corporation and shall only apply to such Holder and no other Holder. The provisions of this paragraph shall be construed and implemented in a manner with the terms of this Section 6(d) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation contained herein or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of Preferred Stock.

Section 7.     Certain Adjustments.

a)Stock Dividends and Stock Splits. If the Corporation, at any time while the Preferred Stock is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions payable in shares of Common Stock or any other Common Stock Equivalents on shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Corporation upon conversion of, or payment of a dividend on, the Preferred Stock), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iv) issues, in the event of a reclassification of shares of the Common Stock, any shares of capital stock of the Corporation, then the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding any treasury shares of the Corporation) outstanding immediately before such event, and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to this Section 7(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re‑classification.

b)Subsequent Equity Sales. If, at any time while the Preferred Stock is outstanding, the Corporation or any Subsidiary, as applicable, issues or sells, or in accordance with this Section 7(b) is deemed to have issued or sold, any shares of Common Stock (including the issuance or sale of shares of Common Stock owned or held by or for the account of the Corporation) for a consideration per share (the “New Issuance Price”) that is lower than a price equal to the Conversion Price in effect immediately prior to such issue or sale or deemed issuance or sale (such Conversion Price then in effect, the “Applicable Price,” and such issuances, collectively, a “Dilutive Issuance”), then simultaneously with the consummation of each Dilutive Issuance the Conversion Price then in effect shall be reduced to an amount equal the New Issuance Price. Notwithstanding the foregoing, no adjustment will be made under this Section 7(b) in respect of any Exempt Issuance. If the Corporation enters into a Variable Rate Transaction, the Corporation shall be deemed to have issued Common Stock or Common Stock Equivalents at the lowest possible conversion price at which such securities may be converted or exercised. For all purposes of the foregoing (including, without limitation, determining the adjusted Conversion Price and consideration per share under this Section 7(b), the following shall be applicable:

i.Issuance of Options. If the Corporation in any manner grants or sells any Options and the lowest price per share for which one share of Common Stock is issuable upon the exercise of any such Option or upon conversion, exercise or exchange of any Convertible Securities issuable upon exercise of any such Option is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Corporation at the time of the granting or sale of such Option for such price per share. For purposes of this Section 7(b)(i), the “lowest price per share for which one share of Common Stock is issuable upon the exercise of any such Options or upon conversion, exercise or exchange of any Convertible Securities issuable upon exercise of any such Option” shall be equal to (1) the lower of (x) the sum of the lowest amounts of consideration (if any) received or receivable by the Corporation with respect to any one share of Common Stock upon the granting or sale of such Option, upon exercise of such Option and upon conversion, exercise or exchange of any Convertible Security issuable upon exercise of such Option and (y) the lowest exercise price set forth in such Option for which one share of Common Stock is issuable upon the exercise of any such Options or upon conversion, exercise or exchange of any Convertible Securities issuable upon exercise of any such Option minus (2) the sum of all amounts paid or payable to the holder of such Option (or any other Person) upon the granting or sale of such Option, upon exercise of such Option and upon conversion, exercise or exchange of any Convertible Security issuable upon exercise of such Option plus the value of any other consideration received or receivable by, or benefit conferred on, the holder of such Option (or any other Person). Except as contemplated below, no further adjustment of the Conversion Price shall be made upon the actual issuance of such share of Common Stock or of such Convertible Securities upon the exercise of such Options or upon the actual issuance of such share of Common Stock upon conversion, exercise or exchange of such Convertible Securities.

ii.Issuance of Convertible Securities. If the Corporation in any manner issues or sells any Convertible Securities and the lowest price per share for which one share of Common Stock is issuable upon the conversion, exercise or exchange thereof is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Corporation at the time of the issuance or sale of such Convertible Securities for such price per share. For purposes of this Section 7(b)(ii), the “lowest price per share for which one share of Common Stock is issuable upon the conversion, exercise or exchange thereof” shall be equal to (1) the lower of (x) the sum of the lowest amounts of consideration (if any) received or receivable by the Corporation with respect to one share of Common Stock upon the issuance or sale of the Convertible Security and upon conversion, exercise or exchange of such Convertible Security and (y) the lowest conversion price set forth in such Convertible Security for which one share of Common Stock is issuable upon conversion, exercise or exchange thereof minus (2) the sum of all amounts paid or payable to the holder of such Convertible Security (or any other Person) upon the issuance or sale of such Convertible Security plus the value of any other consideration received or receivable by, or benefit conferred on, the holder of such Convertible Security (or any other Person). Except as contemplated below, no further adjustment of the Conversion Price shall be made upon the actual issuance of such share of Common Stock upon conversion, exercise or exchange of such Convertible Securities, and if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustment of the Conversion Price has been or is to be made pursuant to other provisions of this Section 7(b), except as contemplated below, no further adjustment of the Conversion Price shall be made by reason of such issue or sale.

iii.Change in Option Price or Rate of Conversion. If the purchase or exercise price provided for in any Options, the additional consideration, if any, payable upon the issue, conversion, exercise or exchange of any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exercisable or exchangeable for shares of Common Stock increases or decreases at any time, the Conversion Price in effect at the time of such increase or decrease shall be adjusted to the Conversion Price which would have been in effect at such time had such Options or Convertible Securities provided for such increased or decreased purchase price, additional consideration or increased or decreased conversion rate (as the case may be) at the time initially granted, issued or sold. For purposes of this Section 7(b)(iii), if the terms of any Option or Convertible Security that was outstanding as of the Subscription Date are increased or decreased in the manner described in the immediately preceding sentence, then such Option or Convertible Security and the shares of Common Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such increase or decrease. No adjustment pursuant to this Section 7(b) shall be made if such adjustment would result in an increase of the Conversion Price then in effect.

iv.Calculation of Consideration Received. If any Option or Convertible Security or Adjustment Right is issued or deemed issued in connection with the issuance or sale or deemed issuance or sale of any other securities of the Corporation, together comprising one integrated transaction, (x) such Option or Convertible Security (as applicable) or Adjustment Right will be deemed to have been issued for consideration equal to the Black Scholes Consideration Value thereof and (y) the other securities issued or sold or deemed to have been issued or sold in such integrated transaction shall be deemed to have been issued for consideration equal to the difference of (I) the aggregate consideration received or receivable by the Corporation minus (II) the Black Scholes Consideration Value of each such Option or Convertible Security (as applicable) or Adjustment Right. If any shares of Common Stock, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor will be deemed to be the net amount of consideration received by the Corporation therefor. If any shares of Common Stock, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of such consideration received by the Corporation will be the fair value of such consideration, except where such consideration consists of publicly traded securities, in which case the amount of consideration received by the Corporation for such securities will be the average VWAP of such security for the five (5) Trading Day period immediately preceding the date of receipt. If any shares of Common Stock, Options or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger in which the Corporation is the surviving entity, the amount of consideration therefor will be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such shares of Common Stock, Options or Convertible Securities (as the case may be). The fair value of any consideration other than cash or publicly traded securities will be determined jointly by the Corporation and the holders of 67% of the Preferred Stock. If such parties are unable to reach agreement within ten (10) days after the occurrence of an event requiring valuation (the “Valuation Event”), the fair value of such consideration will be determined within five (5) Trading Days after the tenth (10th) day following such Valuation Event by an independent, reputable appraiser selected by the Corporation and reasonably acceptable to the holders of 67% of the Preferred Stock. The determination of such appraiser shall be final and binding upon all parties absent manifest error and the fees and expenses of such appraiser shall be borne by the Corporation.

v.Record Date. If the Corporation takes a record of the holders of shares of Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in shares of Common Stock, Options or in Convertible Securities or (B) to subscribe for or purchase shares of Common Stock, Options or Convertible Securities, then such record date will be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase (as the case may be).

c)Pro Rata Distributions. If the Corporation, at any time while the Preferred Stock is outstanding, distributes to all holders of Common Stock (and not to the Holders) evidences of its indebtedness or assets (including cash and cash dividends) or rights or warrants to subscribe for or purchase any security (other than the Common Stock, which shall be subject to Section 7(b)), then in each such case the Conversion Price shall be adjusted by multiplying such Conversion Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the VWAP determined as of the record date mentioned above, and of which the numerator shall be such VWAP on such record date less the then fair market value at such record date of the portion of such assets or evidence of indebtedness or rights or warrants so distributed applicable to one outstanding share of the Common Stock as determined by the Board of Directors of the Corporation in good faith. In either case the adjustments shall be described in a statement delivered to the Holders describing the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

d)Fundamental Transaction. If, at any time while the Preferred Stock is outstanding, (i) the Corporation, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Corporation with or into another Person, (ii) the Corporation, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions (other than the grant of Permitted Liens), (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Corporation or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding Common Stock, (iv) the Corporation, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, (v) the Corporation, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person whereby such other Person acquires more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination) (each a “Fundamental Transaction”), then, upon any subsequent conversion of the Preferred Stock, the Holder shall have the right to receive, for each Conversion Share that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction (without regard to any limitation in Section 6(d) on the conversion of the Preferred Stock, except where the Corporation is the surviving corporation), the number of shares of Common Stock of the successor or acquiring corporation or of the Corporation, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which the Preferred Stock had been convertible immediately prior to such Fundamental Transaction (without regard to any limitation in Section 6(d) on the conversion of the Preferred Stock). For purposes of any such conversion, the determination of the Conversion Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Corporation shall apportion the Conversion Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it may receive upon any conversion of the Preferred Stock following such Fundamental Transaction. The Corporation shall cause any successor entity in a Fundamental Transaction in which the Corporation is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Corporation under this Certificate of Designation in accordance with the provisions of this Section 7(d). Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Certificate of Designation and the other Transaction Documents referring to the “Corporation” shall refer instead to the Successor Entity), and may exercise every right and power of the Corporation and shall assume all of the obligations of the Corporation under this Certificate of Designation and the other Transaction Documents with the same effect as if such Successor Entity had been named as the Corporation herein.

e)Calculations. All calculations under this Section 7 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 7, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding any treasury shares of the Corporation) issued and outstanding.

f)Notice to the Holders.

i.Adjustment to Conversion Price. Whenever the Conversion Price is adjusted pursuant to any provision of this Section 7, the Corporation shall promptly deliver to each Holder a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. For purposes of clarification, each Holder shall be entitled to the benefit of any adjustment to the Conversion hereunder regardless of whether the Holder accurately refers to the adjusted Conversion Price in the Notice of Conversion.

ii.Notice to Allow Conversion by Holder. If (A) the Corporation shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Corporation shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Corporation shall authorize the granting to all holders of the Common Stock of rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Corporation shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Corporation is a party, any sale or transfer of all or substantially all of the assets of the Corporation, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property or (E) the Corporation shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Corporation, then, in each case, the Corporation shall cause to be delivered to each Holder at its last address as it shall appear upon the stock books of the Corporation, at least ten (10) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange, provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice. The Holder shall remain entitled to convert the Conversion Amount of the Preferred Stock (or any part hereof) during the 10-day period commencing on the date of such notice through the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.

    Section 8.     Forced Conversion. Notwithstanding anything to the contrary in this Certificate of Designation and subject to the limitation set forth in Section 6(d), if the Corporation delivers a Forced Conversion Notice to the holders of the Series A Preferred Stock pursuant to Section 8 of the Series A Certificate, the Corporation shall, simultaneously therewith, deliver a written notice to all Holders (a “Forced Conversion Notice” and the date such notice is delivered to all Holders, the “Forced Conversion Notice Date”) to cause each Holder to convert all or part of such Holder’s Preferred Stock (as specified in such Forced Conversion Notice) plus all accrued but unpaid dividends thereon, it being agreed that the “Conversion Date” for purposes of Section 6 shall be deemed to occur on the third Trading Day following the Forced Conversion Notice Date (such third Trading Day, the “Forced Conversion Date”). The Corporation may not deliver a Forced Conversion Notice, and any Forced Conversion Notice delivered by the Corporation shall not be effective, unless all of the Equity Conditions have been met on each Trading Day (including the condition (as more fully described in the definition of “Equity Conditions” in Section 1, above) that the dollar daily trading volume for the Common Stock on the Principal Trading Market exceeds $500,000 on each such Trading Day) during the applicable Threshold Period through and including the date that the Conversion Shares issuable pursuant to such conversion are actually delivered to the Holders pursuant to the Forced Conversion Notice. To the extent permitted by the Series A Certificate (including any waivers granted therunder), any Forced Conversion Notices shall be applied ratably to all of the holders of Preferred Stock and/or Series A Preferred Stock based on each holder’s initial purchases of Preferred Stock or Series A Preferred Stock, provided that any voluntary conversions by a Holder shall be applied against such Holder’s pro rata allocation, thereby decreasing the aggregate amount forcibly converted hereunder if less than all shares of the Preferred Stock are forcibly converted. For purposes of clarification, a Forced Conversion shall be subject to all of the provisions of Section 6, including, without limitation, the provisions requiring limitations on conversions. In the event that a Forced Conversion is subject to limitation because of the Beneficial Ownership Limitation under Section 6(d), then the Preferred Stock held by one or more Holders will remain outstanding, but only to the extent and only for so long, as necessary to comply with such restrictions, and from and after the Forced Conversion Date, any and all such shares of Preferred Stock that remain outstanding shall no longer (a) bear further dividends pursuant to Section 3, (b) be subject to further adjustments pursuant to Sections 7(b) or (c), or to require the Corporation to make payments in the event of any Triggering Event, and the Corporation will no longer be subject to the negative covenants set forth in Section 9.

Section 9.     Negative Covenants. As long as any shares of Preferred Stock are outstanding, unless either (a) the holders of at least 67% of the then outstanding Preferred Stock or (b) the holders of at least 67% of the then outstanding Series A Preferred Stock and Preferred Stock, voting together as a single class, shall have otherwise given prior written consent, the Corporation shall not, and shall not permit any of the Subsidiaries to, directly or indirectly:

a)other than Permitted Indebtedness, enter into, create, incur, assume, guarantee or suffer to exist any indebtedness for borrowed money of any kind, including but not limited to, a guarantee, on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom;

b)other than Permitted Liens, enter into, create, incur, assume or suffer to exist any Liens of any kind, on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom;

c)amend its charter documents, including, without limitation, its certificate of incorporation and bylaws, in any manner that materially and adversely affects any rights of the Holders of Preferred Stock, including without limitation the creation of a class or series of stock senior to the Preferred Stock;

d)repay, repurchase or offer to repay, repurchase or otherwise acquire more than a de minimis number of shares of its Common Stock, Common Stock Equivalents or Junior Securities, other than as to (i) the Conversion Shares or Warrant Shares as permitted or required under the Transaction Documents and (ii) repurchases of Common Stock or Common Stock Equivalents of departing employees, officers, directors and independent contractors of the Corporation expressly permitted by Section 10(a)(v);

e)pay cash dividends or distributions on Junior Securities of the Corporation except as expressly permitted by Section 3(e);

f)enter into any transaction with any Affiliate of the Corporation which would be required to be disclosed in any public filing with the Commission, unless such transaction is expressly approved by a majority of the disinterested directors of the Corporation (even if less than a quorum otherwise required for board approval); or

g)enter into any agreement committing the Corporation to do any of the foregoing.

Section 10.     Redemption Upon Triggering Events.

a)“Triggering Event” means, wherever used herein any of the following events (whatever the reason for such event and whether such event shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

i. the Corporation shall fail to deliver certificates representing Conversion Shares issuable upon a conversion hereunder that comply with the provisions hereof prior to the 10th Trading Day after such shares are required to be delivered hereunder, or the Corporation shall provide written notice to any Holder, including by way of public announcement, at any time, of its intention not to comply with requests for conversion of any shares of Preferred Stock in accordance with the terms hereof;

ii. the Corporation shall fail for any reason to pay in full the amount of cash due pursuant to a Buy-In (provided that such cash due shall exceed $25,000 in the aggregate) within five calendar days after notice therefor is delivered hereunder;

iii.the Corporation shall fail to have available a sufficient number of authorized and unreserved shares of Common Stock to issue to such Holder upon a conversion hereunder;

iv.unless specifically addressed elsewhere in this Certificate of Designation as a Triggering Event, the Corporation shall materially fail to observe or perform any other covenant, agreement or warranty contained in, or otherwise commit any material breach of the Transaction Documents, and such failure or breach shall not, if subject to the possibility of a cure by the Corporation, have been cured within 30 calendar days after the date on which written notice of such failure or breach shall have been delivered;

v. the Corporation shall redeem more than a de minimis number of Junior Securities other than as to repurchases of Common Stock or Common Stock Equivalents from departing officers, employees, directors and independent contractors, provided that, while any of the Preferred Stock remains outstanding, such repurchases shall not exceed an aggregate of $200,000 from all officers and directors in any 12-month period, and such repurchases complying with such limitations shall be deemed to have been expressly authorized by this Section 10(a)(v);

vi.the Corporation shall be party to a Change of Control Transaction;

vii.there shall have occurred a Bankruptcy Event;

viii.the Common Stock shall fail to be listed or quoted for trading on a Trading Market for more than five Trading Days, which need not be consecutive Trading Days; or

ix.any monetary judgment, writ or similar final process shall be entered or filed against the Corporation, any subsidiary or any of their respective property or other assets that is not covered by insurance and is for more than $500,000, and such judgment, writ or similar final process shall remain unvacated, unbonded or unstayed for a period of 45 calendar days.

b)Upon the occurrence of a Triggering Event, each Holder shall (in addition to all other rights it may have hereunder or under applicable law) have the right, exercisable at the sole option of such Holder, to require the Corporation to, (A) with respect to the Triggering Events set forth in Sections 10(a)(i), (ii), (iv), (v), (vi) (as to Changes of Control approved by the Board of Directors of the Corporation) and (vii) (as to voluntary filings only), redeem all of the Preferred Stock then held by such Holder for a redemption price, in cash, equal to the Triggering Redemption Amount or (B) at the option of each Holder and with respect to the Triggering Events set forth in Sections 10(a)(iii), (v), (vi) (as to Changes of Control not approved by the Board of Directors of the Corporation), (vii) (as to involuntary filings only), (viii) and (ix), either (a) redeem all of the Preferred Stock then held by such Holder for a redemption price, in shares of Common Stock, equal to a number of shares of Common Stock equal to the Triggering Redemption Amount divided by 75% of the average of the 10 VWAPs immediately prior to the date of election hereunder or (b) increase the dividend rate on all of the outstanding Preferred Stock held by such Holder to 18% per annum thereafter. The Triggering Redemption Amount, in cash or in shares, shall be due and payable or issuable, as the case may be, within twenty-two (22) Trading Days of the date on which the notice for the payment therefor is provided by a Holder (the “Triggering Redemption Payment Date”). If the Corporation fails to pay in full the Triggering Redemption Amount hereunder on the date such amount is due in accordance with this Section (whether in cash or shares of Common Stock), the Corporation will pay interest thereon at a rate equal to the lesser of 18% per annum or the maximum rate permitted by applicable law, accruing daily from such date until the Triggering Redemption Amount, plus all such interest thereon, is paid in full. For purposes of this Section, a share of Preferred Stock is outstanding until such date as the applicable Holder shall have received Conversion Shares upon a conversion (or attempted conversion) thereof that meets the requirements hereof or has been paid the Triggering Redemption Amount in cash.

Section 11.    Miscellaneous.

a)Notices. Any and all notices or other communications or deliveries to be provided by the Holders hereunder including, without limitation, any Notice of Conversion, shall be in writing and delivered personally, by facsimile, or sent by a nationally recognized overnight courier service, addressed to the Corporation, at the address set forth above Attention: Chief Financial Officer, facsimile number (781) 224-0114, or such other facsimile number or address as the Corporation may specify for such purposes by notice to the Holders delivered in accordance with this Section 11. Any and all notices or other communications or deliveries to be provided by the Corporation hereunder shall be in writing and delivered personally, by facsimile, or sent by a nationally recognized overnight courier service addressed to each Holder at the facsimile number or address of such Holder appearing on the books of the Corporation, or if no such facsimile number or address appears on the books of the Corporation, at the principal place of business of such Holder, as set forth in the Purchase Agreement. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth in this Section prior to 5:30 p.m. (New York City time) on any date, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth in this Section on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (iii) the second Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.

b)Absolute Obligation. Except as expressly provided herein, no provision of this Certificate of Designation shall alter or impair the obligation of the Corporation, which is absolute and unconditional, accrued dividends and accrued interest, as applicable, on the shares of Preferred Stock at the time, place, and rate, and in the coin or currency, herein prescribed.

c)Lost or Mutilated Preferred Stock Certificate. If a Holder’s Preferred Stock certificate shall be mutilated, lost, stolen or destroyed, the Corporation shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated certificate, or in lieu of or in substitution for a lost, stolen or destroyed certificate, a new certificate for the shares of Preferred Stock so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such certificate, and of the ownership thereof reasonably satisfactory to the Corporation.

d)Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Certificate of Designation shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware, without regard to the principles of conflict of laws thereof. Each party agrees that all legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by any of the Transaction Documents (whether brought against a party hereto or its respective Affiliates, directors, officers, stockholders, employees or agents) shall be commenced in the state and federal courts sitting in the City of New York, borough of Manhattan (the “New York Courts”). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such New York Courts, or such New York Courts are improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Certificate of Designation and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by applicable law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Certificate of Designation or the transactions contemplated hereby. If any party shall commence an action or proceeding to enforce any provisions of this Certificate of Designation, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys’ fees and other costs and expenses incurred in the investigation, preparation and prosecution of such action or proceeding.

e)Waiver. Any waiver by the Corporation or a Holder of a breach of any provision of this Certificate of Designation shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Certificate of Designation or a waiver by any other Holders. The failure of the Corporation or a Holder to insist upon strict adherence to any term of this Certificate of Designation on one or more occasions shall not be considered a waiver or deprive that party (or any other Holder) of the right thereafter to insist upon strict adherence to that term or any other term of this Certificate of Designation on any other occasion. Any waiver by the Corporation or a Holder must be in writing.

f)Severability. If any provision of this Certificate of Designation is invalid, illegal or unenforceable, the balance of this Certificate of Designation shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates the applicable law governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum rate of interest permitted under applicable law.

g)Next Business Day. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day.

h)Headings. The headings contained herein are for convenience only, do not constitute a part of this Certificate of Designation and shall not be deemed to limit or affect any of the provisions hereof.

i)Status of Converted or Redeemed Preferred Stock. Shares of Preferred Stock may only be issued pursuant to the Purchase Agreement. If any shares of Preferred Stock shall be converted, redeemed or reacquired by the Corporation, such shares shall resume the status of authorized but unissued shares of preferred stock and shall no longer be designate as Series B 10% Convertible Preferred Stock.

********************

ANNEX A

NOTICE OF CONVERSION

(To be Executed by the Registered Holder in order to Convert Shares of Preferred Stock)

The undersigned hereby elects to convert the number of shares of Series B 10% Convertible Preferred Stock indicated below into shares of common stock, par value $0.01 per share (the “Common Stock”), of American Power Group Corporation, a Delaware corporation (the “Corporation”), according to the conditions hereof, as of the date written below. If shares of Common Stock are to be issued in the name of a Person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as may be required by the Corporation in accordance with the Purchase Agreement. No fee will be charged to the Holders for any conversion, except for any such transfer taxes.

Conversion calculations:

Date to Effect Conversion:________________________________________
Number of shares of Preferred Stock owned prior to Conversion:__________
Number of shares of Preferred Stock to be Converted:___________________
Stated Value of shares of Preferred Stock to be Converted:_______________
Number of shares of Common Stock to be Issued:______________________
Applicable Conversion Price:_______________________________________
Number of shares of Preferred Stock subsequent to Conversion:___________
Address for Delivery: ______________________ or DWAC Instructions: Broker no: _________ Account no: ___________
[HOLDER] By:__________________________ Name: Title:

APPENDIX E
AMERICAN POWER GROUP CORPORATION
CERTIFICATE OF DESIGNATION OF PREFERENCES,
RIGHTS AND LIMITATIONS
OF
SERIES C CONVERTIBLE PREFERRED STOCK

Pursuant to Section 151 of the
General Corporation Law of the State of Delaware

American Power Group Corporation, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), pursuant to the authority conferred on the Board of Directors of the Corporation by the Restated Certificate of Incorporation, as amended, and in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware, certifies that the Board of Directors of the Corporation duly adopted the following resolution providing for the establishment and issuance of a series of preferred stock to be designated “Series C Convertible Preferred Stock” and to consist of 275 shares as follows:

WHEREAS, the Restated Certificate of Incorporation, as amended, of the Corporation provides for a class of its authorized stock known as preferred stock, consisting of 998,854 shares, $1.00 par value per share, issuable from time to time in one or more series;

WHEREAS, the Board of Directors is authorized to fix the dividend rights, dividend rate, voting rights, conversion rights, rights and terms of redemption and liquidation preferences of any wholly unissued series of preferred stock and the number of shares constituting any series and the designation thereof, of any of them;

WHEREAS, the Board of Directors has previously fixed the rights, preferences, restrictions and other matters of a series of such preferred stock consisting of 200 shares of Series B 10% Convertible Preferred Stock; and

WHEREAS, it is the desire of the Board of Directors, pursuant to its authority as aforesaid, to fix the rights, preferences, restrictions and other matters relating to a series of the preferred stock, which shall consist of up to 275 shares of the preferred stock which the Corporation has the authority to issue, as follows:

NOW, THEREFORE, BE IT:

RESOLVED:
That pursuant to the authority expressly granted and vested in the Board of Directors of this Corporation in accordance with the provisions of its Restated Certificate of Incorporation, as amended, a series of preferred stock of the Corporation is hereby established consisting of 275 shares, to be designated “Series C Convertible Preferred Stock” (hereinafter, the “Preferred Stock”); that the Board of Directors be, and it hereby is, authorized to issue such shares of Preferred Stock from time to time and for such consideration and on such terms as the Board of Directors shall determine, and subject to the limitations provided by law and by the Restated Certificate of Incorporation, as amended; and that the powers, designations, preferences and relative participating, optional or other special rights of, and the qualifications, limitations or restrictions upon, the Preferred Stock shall as set forth on Appendix I hereto.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Designation to be signed by its Chief Financial Officer this __ day of __________, 2015.

AMERICAN POWER GROUP CORPORATION

By: _____________________
Charles E. Coppa
Chief Financial Officer

APPENDIX I

TERMS OF PREFERRED STOCK

Section 1.     Definitions. For the purposes hereof, the following terms shall have the following meanings:

“Adjustment Right” means any right granted with respect to any securities issued in connection with, or with respect to, any issuance or sale (or deemed issuance or sale in accordance with Section 7) of shares of Common Stock (other than rights of the type described in Sections 7(c) and 7(d) hereof) that could result in a decrease in the net consideration received by the Corporation in connection with, or with respect to, such securities (including, without limitation, any cash settlement rights, cash adjustment or other similar rights).
“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 of the Securities Act.

“Alternate Consideration” shall have the meaning set forth in Section 7(d).

“Applicable Price” shall have the meaning set forth in Section 7(b).

“Bankruptcy Event” means any of the following events: (a) the Corporation or any Significant Subsidiary (as such term is defined in Rule 1-02(w) of Regulation S-X) thereof commences a case or other proceeding under any bankruptcy, reorganization, arrangement, adjustment of debt, relief of debtors, dissolution, insolvency or liquidation or similar law of any jurisdiction relating to the Corporation or any Significant Subsidiary thereof, (b) there is commenced against the Corporation or any Significant Subsidiary thereof any such case or proceeding that is not dismissed within 60 days after commencement, (c) the Corporation or any Significant Subsidiary thereof is adjudicated insolvent or bankrupt or any order of relief or other order approving any such case or proceeding is entered, (d) the Corporation or any Significant Subsidiary thereof suffers any appointment of any custodian or the like for it or any substantial part of its property that is not discharged or stayed within 60 calendar days after such appointment, (e) the Corporation or any Significant Subsidiary thereof makes a general assignment for the benefit of creditors, (f) the Corporation or any Significant Subsidiary thereof calls a meeting of its creditors with a view to arranging a composition, adjustment or restructuring of its debts, or (g) the Corporation or any Significant Subsidiary thereof, by any act or failure to act, expressly indicates its consent to, approval of or acquiescence in any of the foregoing or takes any corporate or other action for the purpose of effecting any of the foregoing.

“Beneficial Ownership Limitation” shall have the meaning set forth in Section 6(d).

“Black Scholes Consideration Value” means the value of the applicable Option, Convertible Security or Adjustment Right (as the case may be) as of the date of issuance thereof calculated using the Black Scholes Option Pricing Model obtained from the “OV” function on Bloomberg utilizing (i) an underlying price per share equal to the Closing Sale Price of the Common Stock on the Trading Day immediately preceding the public announcement of the execution of definitive documents with respect to the issuance of such Option, Convertible Security or Adjustment Right (as the case may be), (ii) a risk-free interest rate corresponding to the U.S. Treasury rate for a period equal to the remaining term of such Option, Convertible Security or Adjustment Right (as the case may be) as of the date of issuance of such Option, Convertible Security or Adjustment Right (as the case may be), (iii) a zero cost of borrow and (iv) an expected volatility equal to the greater of 100% and the 100 day volatility obtained from the HVT function on Bloomberg (determined utilizing a 365 day annualization factor) as of the Trading Day immediately following the date of issuance of such Option, Convertible Security or Adjustment Right (as the case may be).
“Bloomberg” means Bloomberg, L.P.
“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

“Buy-In” shall have the meaning set forth in Section 6(c)(iv).

“Change of Control Transaction” means the occurrence after the date hereof of any of (a) an acquisition by an individual or legal entity or “group” (as described in Rule 13d‑5(b)(1) promulgated under the Exchange Act) of effective control (whether through legal or beneficial ownership of capital stock of the Corporation, by contract or otherwise) of in excess of 50% of the voting securities of the Corporation (other than by means of conversion of Preferred Stock, Series A Preferred Stock or Series B Preferred Stock and the exercise of Securities issued together with the Preferred Stock, the Series A Preferred Stock or the Series B Preferred Stock), (b) the Corporation merges into or consolidates with any other Person, or any Person merges into or consolidates with the Corporation and, after giving effect to such transaction, the stockholders of the Corporation immediately prior to such transaction own less than a majority of the aggregate voting power of the Corporation or the successor entity of such transaction, (c) the Corporation sells or transfers all or substantially all of its assets to another Person and the stockholders of the Corporation immediately prior to such transaction own less than a majority of the aggregate voting power of the acquiring entity immediately after the transaction, (d) a replacement at one time or within a one-year period of more than one‑half of the members of the Board of Directors which is not approved by a majority of those individuals who are members of the Board of Directors on the Original Issue Date (or by those individuals who are serving as members of the Board of Directors on any date whose nomination to the Board of Directors was approved by a majority of the members of the Board of Directors who are members on the Original Issue Date), or (e) the execution by the Corporation of an agreement to which the Corporation is a party or by which it is bound, providing for any of the events set forth in clauses (a) through (d) above.

“Commission” means the United States Securities and Exchange Commission and its staff.

“Common Stock” means the Corporation’s common stock, par value $0.01per share, and stock of any other class of securities into which such securities may hereafter be reclassified or changed.

“Common Stock Equivalents” means any securities of the Corporation or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

“Conversion Amount” means the sum of the Stated Value at issue.

“Conversion Date” shall have the meaning set forth in Section 6(a).

“Conversion Price” shall have the meaning set forth in Section 6(b).

“Conversion Shares” means, collectively, the shares of Common Stock issuable upon conversion of the shares of Preferred Stock in accordance with the terms hereof.

“Conversion Shares Registration Statement” means a registration statement that registers the resale of Conversion Shares of the Holders.

“Convertible Securities” means any stock or other security (other than Options) that is at any time and under any circumstances, directly or indirectly, convertible into, exercisable or exchangeable for, or which otherwise entitles the holder thereof to acquire, any shares of Common Stock.
“Dilutive Issuance” shall have the meaning set forth in Section 7(b).

“Effective Date” means the earliest of the date that (a) a Conversion Shares Registration Statement filed by the Corporation pursuant to the Registration Rights Agreement has been declared effective by the Commission, (b) all of the Registrable Securities have been sold pursuant to Rule 144, (c) all of the Registrable Securities may be sold pursuant to Rule 144 without the requirement for the Corporation to be in compliance with the current public information required under Rule 144 and without volume or manner-of-sale restrictions or (d) following the one-year anniversary of the Original Issue Date provided that a holder of Registrable Securities is not an Affiliate of the Corporation, all of the Registrable Securities may be sold pursuant to an exemption from registration under Section 4(1) of the Securities Act without volume or manner-of-sale restrictions and counsel to the Corporation has delivered to such holders a standing written opinion that resales may then be made by such holders of the Registrable Securities pursuant to such exemption which opinion shall be in form and substance reasonably acceptable to such holders.

“Equity Conditions” means, during the period in question, (a) the Corporation shall have duly honored all conversions scheduled to occur or occurring by virtue of one or more Notices of Conversion of the applicable Holder on or prior to the dates so requested or required, if any, (b)(i) there is an effective Conversion Shares Registration Statement pursuant to which the Holders are permitted to utilize the prospectus thereunder to resell all of the Conversion Shares or

(ii) all of the Conversion Shares may be resold pursuant to Rule 144 without volume or manner-of-sale restrictions or current public information requirements as determined by the counsel to the Corporation as set forth in a written opinion letter to such effect, addressed and acceptable to the Transfer Agent and the affected Holders, (c) the Common Stock is trading on a Trading Market and all of the Conversion Shares are listed or quoted for trading on such Trading Market (and the Corporation believes, in good faith, that trading of the Common Stock on a Trading Market will continue uninterrupted for the foreseeable future), (d) there is a sufficient number of authorized, but unissued and otherwise unreserved, shares of Common Stock for the issuance of all of the shares then issuable pursuant to the Transaction Documents, (e) there is no existing Triggering Event and no existing event which, with the passage of time or the giving of notice, would constitute a Triggering Event, (f) there has been no public announcement of a pending or proposed Fundamental Transaction or Change of Control Transaction that has not been consummated, (g) the applicable Holder is not in possession of any information provided by the Corporation that constitutes, or may constitute, material non-public information, and (h) for each Trading Day in a period of 20 consecutive Trading Days prior to the applicable date in question, the dollar daily trading volume for the Common Stock on the principal Trading Market exceeds, (A) for purposes of Section 3(a), $100,000 per Trading Day or (B) for purposes of Section 8, $500,000 per Trading Day.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Exempt Issuance” means the issuance of (a) shares of Common Stock or options to employees, independent contractors providing services to the Corporation, officers and directors of the Corporation pursuant to any stock or option plan or agreement duly adopted by a majority of the non-employee members of the Board of Directors of the Corporation or a majority of the members of a committee of non-employee directors established for such purpose, (b) securities (including, without limitation, the Preferred Stock) upon the exercise or exchange of or conversion of the subordinated contingent convertible promissory notes issued pursuant to the Purchase Agreement, and the Warrants issued or to be issued in connection with the conversion of the Preferred Stock and/or other securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of the Purchase Agreement, provided that such securities have not been amended since the date of the Purchase Agreement to increase the number of such securities or to decrease the exercise price, exchange price or conversion price of any such securities and (c) securities issued upon the declaration of a dividend on any of the outstanding Series A Preferred Stock or Series B Preferred Stock, (d) securities issued to a federal or state licensed bank or commercial lending institution as partial consideration for credit facilities or lease financing facilities extended to the Corporation, (e) securities issued pursuant to acquisitions or strategic transactions approved by a majority of the disinterested directors of the Corporation, provided that any such issuance shall only be to a Person (or to the equityholders of a Person) which is, itself or through its subsidiaries, an operating company or an asset in a business synergistic with the business of the Corporation and shall provide to the Corporation additional benefits in addition to the investment of funds, but shall not include a transaction in which the Corporation is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities, and (f) any other securities issued or deemed to be issued by the Corporation with the written consent of the holders of at least 67% of the then outstanding Preferred Stock, which consent shall designate such issuance or deemed issuance to be an Exempt Issuance. Notwithstanding anything herein to the contrary, with respect to issuances to independent contractors in clause (a) above and federal or state licensed banks or commercial lending institutions in clause (d) above the aggregate amount of securities issuable as Exempt Issuances shall not exceed $250,000 during any 12-month period, such securities shall be issued as restricted securities and the effective consideration per share of Common Stock or effective exercise or conversion price shall not be less than the then prevailing market price. Additionally, in no event shall an exchange of Common Stock or Common Stock Equivalents for outstanding Indebtedness (i.e., Securities Act Section 3(a)(9) or 3(a)(10) exchange) be deemed an Exempt Issuance.

“Forced Conversion Amount” means the sum of the aggregate Stated Value then outstanding.

“Forced Conversion Date” shall have the meaning set forth in Section 8(a).

“Forced Conversion Notice” shall have the meaning set forth in Section 8(a).

“Forced Conversion Notice Date” shall have the meaning set forth in Section 8(a).

“Fundamental Transaction” shall have the meaning set forth in Section 7(d).

“GAAP” means United States generally accepted accounting principles.

“Holder” shall have the meaning given such term in Section 2.

“Indebtedness” means (a) any liabilities for borrowed money or amounts owed in excess of $250,000 (other than trade accounts payable incurred in the ordinary course of business), (b) all guaranties, endorsements and other contingent obligations in respect of indebtedness of others, whether or not the same are or should be reflected in the Corporation’s balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business, and (c) the present value of any lease payments in excess of $250,000 due under leases required to be capitalized in accordance with GAAP.

“Junior Securities” means the Common Stock and all other Common Stock Equivalents of the Corporation other than those securities which are explicitly senior or pari passu to the Preferred Stock in dividend rights or liquidation preference. For the avoidance of doubt, the Series A Preferred Stock and the Series B Preferred Stock shall be pari passu with the Preferred Stock in liquidation preference, and as otherwise stated in this Certificate of Designation, and neither the Preferred Stock, the Series A Preferred Stock nor the Series B Preferred Stock shall be considered to be Junior Securities with respect to the other.

“Liens” means a lien, charge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.
“Liquidation” shall have the meaning set forth in Section 5.

“New York Courts” shall have the meaning set forth in Section 11(d).

“New Conversion Price” shall have the meaning set forth in Section 7(b).

“Notice of Conversion” shall have the meaning set forth in Section 6(a).

“Options” means any rights, warrants or options to subscribe for or purchase shares of Common Stock or Convertible Securities.
“Original Issue Date” means the date of the first issuance of any shares of the Preferred Stock regardless of the number of transfers of any particular shares of Preferred Stock and regardless of the number of certificates which may be issued to evidence such Preferred Stock.

“Permitted Indebtedness” means (a) the Indebtedness existing on the Original Issue Date, (b) lease obligations and purchase money indebtedness incurred in connection with the acquisition of capital assets and lease obligations with respect to newly acquired or leased assets, (c) Indebtedness incurred to any federal or state licensed bank or commercial lending institution provided that such banks or institutions are not primarily in the business of acquiring securities, (d) trade payables incurred in the ordinary course of business and (e) other Indebtedness incurred in the ordinary course of business.

“Permitted Lien” means the individual and collective reference to the following: (a) Liens for taxes, assessments and other governmental charges or levies not yet due or Liens for taxes, assessments and other governmental charges or levies being contested in good faith and by appropriate proceedings for which adequate reserves (in the good faith judgment of the management of the Corporation) have been established in accordance with GAAP, (b) Liens imposed by law which were incurred in the ordinary course of the Corporation’s business, such as carriers’, warehousemen’s and mechanics’ Liens, statutory landlords’ Liens, and other similar Liens arising in the ordinary course of the Corporation’s business, and which (x) do not individually or in the aggregate materially detract from the value of such property or assets or materially impair the use thereof in the operation of the business of the Corporation and its consolidated Subsidiaries or (y) are being contested in good faith by appropriate proceedings, which proceedings have the effect of preventing for the foreseeable future the forfeiture or sale of the property or asset subject to such Lien, (c) Liens incurred in connection with Permitted Indebtedness under clauses (a), (c) and (e) thereunder, and (d) Liens incurred in connection with Permitted Indebtedness under clause (b) thereunder, provided that such Liens are not secured by assets of the Corporation or its Subsidiaries other than the assets so acquired or leased.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Preferred Stock” shall have the meaning set forth in Section 2.

“Purchase Agreement” means the Convertible Note Purchase Agreement, dated as of June 1, 2015, between the Corporation and the original Holders, as amended, modified or supplemented from time to time in accordance with its terms.

“Registrable Securities” means, as of any date of determination, (a) all shares of Common Stock issued and issuable upon conversion of the Preferred Stock, (b) all Warrant Shares then issuable upon exercise of any Warrants (assuming on such date the Warrants are exercised in full without regard to any exercise limitations therein, including among other things, the limitation that the Warrants are not yet exercisable), and (c) any securities issued or then issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to the foregoing; provided, however, that any such Registrable Securities shall cease to be Registrable Securities (and the Company shall not be required to maintain the effectiveness of any, or file another, Registration Statement hereunder with respect thereto) for so long as (a) a Registration Statement with respect to the sale of such Registrable Securities is declared effective by the Commission under the Securities Act and such Registrable Securities have been disposed of by the Holder in accordance with such effective Registration Statement or (b) such Registrable Securities have been previously sold in accordance with Rule 144.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Securities” means the Preferred Stock, the Warrants, the Warrant Shares and the Underlying Shares.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Series A Certificate” means the Corporation’s Certificate of Designation of Preferences, Rights and Limitations of 10% Convertible Preferred Stock of the Corporation, filed with the Secretary of State of the State of Delaware on April 30, 2012, as amended from time to time.

“Series B Certificate” means the Corporation’s Certificate of Designation of Preferences, Rights and Limitations of Series B 10% Convertible Preferred Stock of the Corporation, filed with the Secretary of State of the State of Delaware on November 25, 2014, as amended from time to time.

“Series A Preferred Stock” means the Corporation’s preferred stock designated as its 10% Convertible Preferred Stock pursuant to the Series A Certificate.

“Series B Preferred Stock” means the Corporation’s preferred stock designated as its Series B 10% Convertible Preferred Stock pursuant to the Series B Certificate.

“Share Delivery Date” shall have the meaning set forth in Section 6(c).

“Stated Value” shall have the meaning set forth in Section 2.

“Subsidiary” means any subsidiary of the Corporation as described in Section 3.1(a) of the Purchase Agreement and shall, where applicable, also include any direct or indirect subsidiary of the Corporation formed or acquired after the date of the Purchase Agreement.
“Successor Entity” shall have the meaning set forth in Section 7(d).

“Trading Day” means a day on which the principal Trading Market is open for business.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE AMEX, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange or the OTC Bulletin Board (or any successors to any of the foregoing).

“Transaction Documents” means this Certificate of Designation, the Purchase Agreement, the Notes, the Warrants, all exhibits and schedules thereto and hereto and any other documents or agreements executed in connection with the transactions contemplated pursuant to the Purchase Agreement.

“Transfer Agent” means American Stock Transfer & Trust Company, LLC, the current transfer agent of the Corporation, with a mailing address of 6201 15th Avenue
Brooklyn, New York 11219, and a facsimile number of (718) 765-8712, and any successor transfer agent of the Corporation.
“Triggering Event” shall have the meaning set forth in Section 10(a).

“Triggering Redemption Amount” means, for each share of Preferred Stock, the greater of (i) 125% of the Stated Value and (ii) the product of (y) the VWAP on the Trading Day immediately preceding the date of the Triggering Event and (z) the Stated Value divided by the then Conversion Price.

“Triggering Redemption Payment Date” shall have the meaning set forth in Section 10(b).

“Underlying Shares” means the shares of Common Stock issued and issuable upon conversion of the Preferred Stock and upon exercise of the Warrants.
“Variable Rate Transaction” a transaction in which the Corporation (i) issues or sells any debt or equity securities that are convertible into, exchangeable or exercisable for, or include the right to receive additional shares of Common Stock either (A) at a conversion price, exercise price or exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for the shares of Common Stock at any time after the initial issuance of such debt or equity securities, or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock or (ii) enters into any agreement, including, but not limited to, an equity line of credit or continuous offering facilities through a registered broker-dealer (a/k/a ATM offerings), whereby the Corporation may sell securities at a future determined price.
“VWAP” means, for any Trading Date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if the OTC Bulletin Board is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the OTC Bulletin Board, (c) if the Common Stock is not then listed or quoted for trading on the OTC Bulletin Board and if prices for the Common Stock are then reported in the “Pink Sheets” published by Pink OTC Markets, Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Company and reasonably acceptable to the Holders of 67% of the Securities then outstanding, the fees and expenses of which shall be paid by the Corporation.

“Warrants” means, collectively, (i) the Common Stock purchase warrants delivered to the Holders upon the conversion of the Preferred Stock pursuant to the terms hereof, in the form of Exhibit F attached to the Purchase Agreement, and (ii) as the context reasonably requires, any Common Stock purchase warrants issued upon the exercise, transfer or assignment, in whole or in part, of such warrants.
“Warrant Shares” means the shares of Common Stock issuable upon exercise of the Warrants.
Section 2.     Designation, Amount and Par Value. The series of preferred stock created hereunder shall be designated as its Series C Convertible Preferred Stock (the “Preferred Stock”) and the number of shares so designated shall be 275 (which shall not be subject to increase without the written consent of the holders (each, a “Holder” and collectively, the “Holders”) of 67% of the Preferred Stock). Each share of Preferred Stock shall have a par value of $1.00 per share and a stated value equal to $10,000, subject to increase as set forth in Section 3 below (the “Stated Value”).

Section 3.     [Intentionally Omitted.]

Section 4.     Voting Rights.

a)General. On any matter presented to the stockholders of the Corporation for their action or consideration at any meeting of stockholders of the Corporation (or by written consent of stockholders in lieu of a meeting), each holder of outstanding shares of Preferred Stock shall be entitled to cast the number of votes equal to the number of whole shares of Common Stock into which the shares of Preferred stock held by such holder are convertible as of the record date for determining stockholders entitled to vote on such matter (subject to any limitations on such conversion contained in Section 6(d)). Except as provided by law or by the other provisions of this Certificate of Designation or the Corporation’s certificate of incorporation, as amended, holders of Preferred stock shall vote together with the holders of Common Stock and, to the extent permitted by the Series A Certificate and the Series B Certificate (including any waivers granted thereunder), the holders of Series A Preferred Stock and the holders of Series B Preferred Stock as a single class.

b)Election of Directors. The holders of record of the shares of Series A Preferred Stock, exclusively and as a separate class, shall be entitled to elect three (3) directors of the Corporation. The holders of record of the shares of Common Stock, exclusively and as a separate class, shall be entitled to elect three (3) directors of the Corporation. The holders of record of the shares of Common Stock and of any other class or series of voting stock (including the Preferred Stock, the Series A Preferred Stock and the Series B Preferred Stock), exclusively and voting together as a single class, shall be entitled to elect the balance of the total number of directors of the Corporation. At any meeting held for the purpose of electing a director, the presence in person or by proxy of the holders of a majority of the outstanding shares of the class or series entitled to elect such director shall constitute a quorum for the purpose of electing such director. Except as otherwise provided in this Section 4(b), a vacancy in any directorship filled by the holders of any class or series shall be filled only by vote or written consent in lieu of a meeting of the holders of such class or series or by any remaining director or directors elected by the holders of such class or series pursuant to this Section 4(b).

c)Preferred Stock Protective Provisions. As long as any shares of Preferred Stock are outstanding, the Corporation shall not, without the affirmative vote or written consent of the Holders of 67% of the then outstanding shares of the Preferred Stock, (a) alter or change adversely the powers, preferences or rights given to the Preferred Stock or alter or amend this Certificate of Designation, (b) authorize or create any class of stock ranking as to dividends, redemption or distribution of assets upon a Liquidation (as defined in Section 5) senior to, or pari passu with, the Preferred Stock, (c) amend its certificate of incorporation in any manner that adversely affects rights of Preferred Stock, (d) increase the number of authorized shares of Preferred Stock, or (e) enter into any agreement committing the Corporation to do any of the foregoing.

Section 5.     Liquidation. Upon any liquidation, dissolution or winding-up of the Corporation, whether voluntary or involuntary (a “Liquidation”), the Holders shall be entitled to receive out of the assets, whether capital or surplus, of the Corporation an amount equal to the Stated Value, plus any other fees then due and owing thereon under this Certificate of Designation, for each share of Preferred Stock, pari passu with distributions or payments made to the holders of the Series A Preferred Stock and the Series B Preferred Stock, but before any distribution or payment shall be made to the holders of any Junior Securities, and if the assets of the Corporation shall be insufficient to pay in full such amounts, then, to the extent permitted by the Series A Certificate and the Series B Certificate (including any waivers granted thereunder), the entire assets to be distributed to the Holders shall be ratably distributed among the Holders of the Preferred Stock and the holders of the Series A Preferred Stock and the Series B Preferred Stock in accordance with the respective amounts that would be payable on such shares if all amounts payable thereon were paid in full. A Fundamental Transaction or Change of Control Transaction shall not be deemed Liquidation. The Corporation shall mail written notice of any such Liquidation, not less than 10 days prior to the payment date stated therein, to each Holder.

Section 6.     Conversion.

a)Conversions at Option of Holder. Each share of Preferred Stock shall be convertible, at any time and from time to time from and after the Original Issue Date at the option of the Holder thereof, into that number of shares of Common Stock (subject to the limitations set forth in Section 6(d) and Section 6(e)) determined by dividing the Stated Value of such share of Preferred Stock by the Conversion Price. Holders shall effect conversions by providing the Corporation with the form of conversion notice attached hereto as Annex A (a “Notice of Conversion”). Each Notice of Conversion shall specify the number of shares of Preferred Stock to be converted, the number of shares of Preferred Stock owned prior to the conversion at issue, the number of shares of Preferred Stock owned subsequent to the conversion at issue and the date on which such conversion is to be effected, which date may not be prior to the date the applicable Holder delivers by facsimile such Notice of Conversion to the Corporation (such effective date, the “Conversion Date”). If no Conversion Date is specified in a Notice of Conversion, the Conversion Date shall be the date that such Notice of Conversion to the Corporation is deemed delivered hereunder. The calculations and entries set forth in the Notice of Conversion shall control in the absence of manifest or mathematical error. To effect conversions of shares of Preferred Stock, a Holder shall not be required to surrender the certificate(s) representing the shares of Preferred Stock to the Corporation unless all of the shares of Preferred Stock represented thereby are so converted, in which case such Holder shall deliver the certificate representing such shares of Preferred Stock promptly following the Conversion Date at issue.

Shares of Preferred Stock converted into Common Stock or redeemed in accordance with the terms hereof shall be canceled and shall not be reissued.

b)Conversion Price. The conversion price for the Preferred Stock shall equal $0.20, subject to adjustment herein (the “Conversion Price”).

c) Mechanics of Conversion

i.Delivery of Certificate Upon Conversion. Not later than three (3) Trading Days after each Conversion Date (the “Share Delivery Date”), the Corporation shall deliver, or cause to be delivered, to the converting Holder a certificate or certificates representing the Conversion Shares which, on or after the earlier of (i) the six-month anniversary of the Original Issue Date or (ii) the Effective Date, shall be free of restrictive legends and trading restrictions (other than those restrictions set forth in Section 4.1 of the Purchase Agreement) representing the number of Conversion Shares being acquired upon the conversion of the Preferred Stock. On or after the earlier of (i) the six-month anniversary of the Original Issue Date or (ii) the Effective Date, the Corporation shall use its best efforts to deliver any certificate or certificates required to be delivered by the Corporation under this Section 6 electronically through the Depository Trust Company or another established clearing corporation performing similar functions.

ii.Failure to Deliver Certificates. If, in the case of any Notice of Conversion, such certificate or certificates are not delivered to or as directed by the applicable Holder by the Share Delivery Date, the Holder shall be entitled to elect by written notice to the Corporation at any time on or before its receipt of such certificate or certificates, to rescind such Conversion, in which event the Corporation shall promptly return to the Holder any original Preferred Stock certificate delivered to the Corporation and the Holder shall promptly return to the Corporation the Common Stock certificates issued to such Holder pursuant to the rescinded Conversion Notice.

iii.Obligation Absolute. The Corporation’s obligation to issue and deliver the Conversion Shares upon conversion of Preferred Stock in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by a Holder to enforce the same, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, or any breach or alleged breach by such Holder or any other Person of any obligation to the Corporation or any violation or alleged violation of law by such Holder or any other person, and irrespective of any other circumstance which might otherwise limit such obligation of the Corporation to such Holder in connection with the issuance of such Conversion Shares; provided, however, that such delivery shall not operate as a waiver by the Corporation of any such action that the Corporation may have against such Holder. In the event a Holder shall elect to convert any or all of the Stated Value of its Preferred Stock, the Corporation may not refuse conversion based on any claim that such Holder or anyone associated or affiliated with such Holder has been engaged in any violation of law, agreement or for any other reason, unless an injunction from a court, on notice to Holder, restraining and/or enjoining conversion of all or part of the Preferred Stock of such Holder shall have been sought and obtained, and the Corporation posts a surety bond for the benefit of such Holder in the amount of 150% of the Stated Value of Preferred Stock which is subject to the injunction, which bond shall remain in effect until the completion of arbitration/litigation of the underlying dispute and the proceeds of which shall be payable to such Holder to the extent it obtains judgment. In the absence of such injunction, the Corporation shall issue Conversion Shares upon a properly noticed conversion. Nothing herein shall limit a Holder’s right to pursue actual damages or declare a Triggering Event pursuant to Section 10 hereof as a result of the Corporation’s failure to deliver Conversion Shares within the period specified herein and such Holder shall have the right to pursue all remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief. The exercise of any such rights shall not prohibit a Holder from seeking to obtain damages pursuant to any other Section hereof or under applicable law.

iv.Compensation for Buy-In on Failure to Timely Deliver Certificates Upon Conversion. In addition to any other rights available to the Holder, if the Corporation fails for any reason to deliver to a Holder the applicable certificate or certificates by the Share Delivery Date pursuant to Section 6(c)(i), and if after such Share Delivery Date such Holder is required by its brokerage firm to purchase (in an open market transaction or otherwise), or the Holder’s brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by such Holder of the Conversion Shares which such Holder was entitled to receive upon the conversion relating to such Share Delivery Date (a “Buy-In”), then the Corporation shall (A) pay in cash to such Holder (in addition to any other remedies available to or elected by such Holder) the amount, if any, by which (x) such Holder’s total purchase price (including any brokerage commissions) for the Common Stock so purchased exceeds (y) the product of (1) the aggregate number of shares of Common Stock that such Holder was entitled to receive from the conversion at issue and that were sold multiplied by (2) the actual sale price at which the sell order giving rise to such purchase obligation was executed (including any brokerage commissions) and (B) at the option of such Holder, either reissue (if surrendered) the shares of Preferred Stock equal to the number of shares of Preferred Stock submitted for conversion (in which case, such conversion shall be deemed rescinded) or deliver to such Holder the number of shares of Common Stock that would have been issued if the Corporation had timely complied with its delivery requirements under Section 6(c)(i). For example, if a Holder purchases shares of Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted conversion of shares of Preferred Stock with respect to which the actual sale price of the Conversion Shares (including any brokerage commissions) giving rise to such purchase obligation was a total of $10,000 under clause (A) of the immediately preceding sentence, the Corporation shall be required to pay such Holder $1,000. The Holder shall provide the Corporation written notice indicating the amounts payable to such Holder in respect of the Buy-In and, upon request of the Corporation, evidence of the amount of such loss. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Corporation’s failure to timely deliver certificates representing shares of Common Stock upon conversion of the shares of Preferred Stock as required pursuant to the terms hereof.

v.Reservation of Shares Issuable Upon Conversion. The Corporation covenants that it will at all times reserve and keep available out of its authorized and unissued shares of Common Stock for the sole purpose of issuance upon conversion of the Preferred Stock, as herein provided, free from preemptive rights or any other actual contingent purchase rights of Persons other than the Holder (and the other holders of the Preferred Stock), not less than such aggregate number of shares of the Common Stock as shall (subject to the terms and conditions set forth in the Purchase Agreement) be issuable (taking into account the adjustments and restrictions of Section 7) upon the conversion of the then outstanding shares of Preferred Stock hereunder. The Corporation covenants that all shares of Common Stock that shall be so issuable shall, upon issue, be duly authorized, validly issued, fully paid and nonassessable.

vi.Fractional Shares. No fractional shares or scrip representing fractional shares shall be issued upon the conversion of the Preferred Stock. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such conversion, the Corporation shall round up to the next whole share.

vii.Transfer Taxes. The issuance of certificates for shares of the Common Stock on conversion of the Preferred Stock shall be made without charge to any Holder for any documentary stamp or similar taxes that may be payable in respect of the issue or delivery of such certificates, provided that the Corporation shall not be required to pay any tax that may be payable in respect of any transfer involved in the issuance and delivery of any such certificate upon conversion in a name other than that of the Holders of such shares of Preferred Stock and the Corporation shall not be required to issue or deliver such certificates unless or until the Person or Persons requesting the issuance thereof shall have paid to the Corporation the amount of such tax or shall have established to the satisfaction of the Corporation that such tax has been paid.

d)    Beneficial Ownership Limitation. Subject to the Holder’s right to increase or decrease the Beneficial Ownership Limitation as described below in this Section 6(d), the Corporation shall not effect any conversion of the Preferred Stock, and a Holder shall not have the right to convert any portion of the Preferred Stock, to the extent that, after giving effect to the conversion set forth on the applicable Notice of Conversion, such Holder (together with such Holder’s Affiliates, and any Persons acting as a group together with such Holder or any of such Holder’s Affiliates) would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by such Holder and its Affiliates shall include the number of shares of Common Stock issuable upon conversion of the Preferred Stock with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which are issuable upon (i) conversion of the remaining, unconverted Stated Value of Preferred Stock beneficially owned by such Holder or any of its Affiliates and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Corporation subject to a limitation on conversion or exercise analogous to the limitation contained herein (including, without limitation, the Preferred Stock or the Warrants) beneficially owned by such Holder or any of its Affiliates. Except as set forth in the preceding sentence, for purposes of this Section 6(d), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. To the extent that the limitation contained in this Section 6(d) applies, the determination of whether the Preferred Stock is convertible (in relation to other securities owned by such Holder together with any Affiliates) and of how many shares of Preferred Stock are convertible shall be in the sole discretion of such Holder, and the submission of a Notice of Conversion shall be deemed to be such Holder’s determination of whether the shares of Preferred Stock may be converted (in relation to other securities owned by such Holder together with any Affiliates) and how many shares of the Preferred Stock are convertible, in each case subject to the Beneficial Ownership Limitation. To ensure compliance with this restriction, each Holder will be deemed to represent to the Corporation each time it delivers a Notice of Conversion that such Notice of Conversion has not violated the restrictions set forth in this paragraph and the Corporation shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 6(d), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as stated in the most recent of the following: (i) the Corporation’s most recent periodic or annual report filed with the Commission, as the case may be, (ii) a more recent public announcement by the Corporation or (iii) a more recent written notice by the Corporation or the Transfer Agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of a Holder, the Corporation shall within two Trading Days confirm orally and in writing to such Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Corporation, including the Preferred Stock, by such Holder or its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 4.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion of Preferred Stock held by the applicable Holder. A Holder, upon not less than 61 days’ prior notice to the Corporation, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 6(d) applicable to its Preferred Stock. Any such increase or decrease will not be effective until the 61st day after such notice is delivered to the Corporation and shall only apply to such Holder and no other Holder. The provisions of this paragraph shall be construed and implemented in a manner with the terms of this Section 6(d) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation contained herein or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of Preferred Stock.

Section 7.     Certain Adjustments.

a)Stock Dividends and Stock Splits. If the Corporation, at any time while the Preferred Stock is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions payable in shares of Common Stock or any other Common Stock Equivalents on shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Corporation upon conversion of the Preferred Stock, the Series A Preferred Stock or the Series B Preferred Stock), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of a reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iv) issues, in the event of a reclassification of shares of the Common Stock, any shares of capital stock of the Corporation, then the Conversion Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding any treasury shares of the Corporation) outstanding immediately before such event, and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to this Section 7(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re‑classification.

b)Subsequent Equity Sales. If, at any time while the Preferred Stock is outstanding, the Corporation or any Subsidiary, as applicable, issues or sells, or in accordance with this Section 7(b) is deemed to have issued or sold, any shares of Common Stock (including the issuance or sale of shares of Common Stock owned or held by or for the account of the Corporation) for a consideration per share (the “New Issuance Price”) that is lower than a price equal to the Conversion Price in effect immediately prior to such issue or sale or deemed issuance or sale (such Conversion Price then in effect, the “Applicable Price,” and such issuances, collectively, a “Dilutive Issuance”), then simultaneously with the consummation of each Dilutive Issuance the Conversion Price then in effect shall be reduced to an amount equal the New Issuance Price. Notwithstanding the foregoing, no adjustment will be made under this Section 7(b) in respect of any Exempt Issuance. If the Corporation enters into a Variable Rate Transaction, the Corporation shall be deemed to have issued Common Stock or Common Stock Equivalents at the lowest possible conversion price at which such securities may be converted or exercised. For all purposes of the foregoing (including, without limitation, determining the adjusted Conversion Price and consideration per share under this Section 7(b), the following shall be applicable:

i.Issuance of Options. If the Corporation in any manner grants or sells any Options and the lowest price per share for which one share of Common Stock is issuable upon the exercise of any such Option or upon conversion, exercise or exchange of any Convertible Securities issuable upon exercise of any such Option is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Corporation at the time of the granting or sale of such Option for such price per share. For purposes of this Section 7(b)(i), the “lowest price per share for which one share of Common Stock is issuable upon the exercise of any such Options or upon conversion, exercise or exchange of any Convertible Securities issuable upon exercise of any such Option” shall be equal to (1) the lower of (x) the sum of the lowest amounts of consideration (if any) received or receivable by the Corporation with respect to any one share of Common Stock upon the granting or sale of such Option, upon exercise of such Option and upon conversion, exercise or exchange of any Convertible Security issuable upon exercise of such Option and (y) the lowest exercise price set forth in such Option for which one share of Common Stock is issuable upon the exercise of any such Options or upon conversion, exercise or exchange of any Convertible Securities issuable upon exercise of any such Option minus (2) the sum of all amounts paid or payable to the holder of such Option (or any other Person) upon the granting or sale of such Option, upon exercise of such Option and upon conversion, exercise or exchange of any Convertible Security issuable upon exercise of such Option plus the value of any other consideration received or receivable by, or benefit conferred on, the holder of such Option (or any other Person). Except as contemplated below, no further adjustment of the Conversion Price shall be made upon the actual issuance of such share of Common Stock or of such Convertible Securities upon the exercise of such Options or upon the actual issuance of such share of Common Stock upon conversion, exercise or exchange of such Convertible Securities.

ii.Issuance of Convertible Securities. If the Corporation in any manner issues or sells any Convertible Securities and the lowest price per share for which one share of Common Stock is issuable upon the conversion, exercise or exchange thereof is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Corporation at the time of the issuance or sale of such Convertible Securities for such price per share. For purposes of this Section 7(b)(ii), the “lowest price per share for which one share of Common Stock is issuable upon the conversion, exercise or exchange thereof” shall be equal to (1) the lower of (x) the sum of the lowest amounts of consideration (if any) received or receivable by the Corporation with respect to one share of Common Stock upon the issuance or sale of the Convertible Security and upon conversion, exercise or exchange of such Convertible Security and (y) the lowest conversion price set forth in such Convertible Security for which one share of Common Stock is issuable upon conversion, exercise or exchange thereof minus (2) the sum of all amounts paid or payable to the holder of such Convertible Security (or any other Person) upon the issuance or sale of such Convertible Security plus the value of any other consideration received or receivable by, or benefit conferred on, the holder of such Convertible Security (or any other Person). Except as contemplated below, no further adjustment of the Conversion Price shall be made upon the actual issuance of such share of Common Stock upon conversion, exercise or exchange of such Convertible Securities, and if any such issue or sale of such Convertible Securities is made upon exercise of any Options for which adjustment of the Conversion Price has been or is to be made pursuant to other provisions of this Section 7(b), except as contemplated below, no further adjustment of the Conversion Price shall be made by reason of such issue or sale.

iii.Change in Option Price or Rate of Conversion. If the purchase or exercise price provided for in any Options, the additional consideration, if any, payable upon the issue, conversion, exercise or exchange of any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exercisable or exchangeable for shares of Common Stock increases or decreases at any time, the Conversion Price in effect at the time of such increase or decrease shall be adjusted to the Conversion Price which would have been in effect at such time had such Options or Convertible Securities provided for such increased or decreased purchase price, additional consideration or increased or decreased conversion rate (as the case may be) at the time initially granted, issued or sold. For purposes of this Section 7(b)(iii), if the terms of any Option or Convertible Security that was outstanding as of the Original Issue Date are increased or decreased in the manner described in the immediately preceding sentence, then such Option or Convertible Security and the shares of Common Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such increase or decrease. No adjustment pursuant to this Section 7(b) shall be made if such adjustment would result in an increase of the Conversion Price then in effect.

iv.Calculation of Consideration Received. If any Option or Convertible Security or Adjustment Right is issued or deemed issued in connection with the issuance or sale or deemed issuance or sale of any other securities of the Corporation, together comprising one integrated transaction, (x)

such Option or Convertible Security (as applicable) or Adjustment Right will be deemed to have been issued for consideration equal to the Black Scholes Consideration Value thereof and (y) the other securities issued or sold or deemed to have been issued or sold in such integrated transaction shall be deemed to have been issued for consideration equal to the difference of (I) the aggregate consideration received or receivable by the Corporation minus (II) the Black Scholes Consideration Value of each such Option or Convertible Security (as applicable) or Adjustment Right. If any shares of Common Stock, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor will be deemed to be the net amount of consideration received by the Corporation therefor. If any shares of Common Stock, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of such consideration received by the Corporation will be the fair value of such consideration, except where such consideration consists of publicly traded securities, in which case the amount of consideration received by the Corporation for such securities will be the average VWAP of such security for the five (5) Trading Day period immediately preceding the date of receipt. If any shares of Common Stock, Options or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger in which the Corporation is the surviving entity, the amount of consideration therefor will be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such shares of Common Stock, Options or Convertible Securities (as the case may be). The fair value of any consideration other than cash or publicly traded securities will be determined jointly by the Corporation and the holders of 67% of the Preferred Stock. If such parties are unable to reach agreement within ten (10) days after the occurrence of an event requiring valuation (the “Valuation Event”), the fair value of such consideration will be determined within five (5) Trading Days after the tenth (10th) day following such Valuation Event by an independent, reputable appraiser selected by the Corporation and reasonably acceptable to the holders of 67% of the Preferred Stock. The determination of such appraiser shall be final and binding upon all parties absent manifest error and the fees and expenses of such appraiser shall be borne by the Corporation.

v.Record Date. If the Corporation takes a record of the holders of shares of Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in shares of Common Stock, Options or in Convertible Securities or (B) to subscribe for or purchase shares of Common Stock, Options or Convertible Securities, then such record date will be deemed to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase (as the case may be).

c)Pro Rata Distributions. If the Corporation, at any time while the Preferred Stock is outstanding, distributes to all holders of Common Stock (and not to the Holders) evidences of its indebtedness or assets (including cash and cash dividends) or rights or warrants to subscribe for or purchase any security (other than the Common Stock, which shall be subject to Section 7(b)), then in each such case the Conversion Price shall be adjusted by multiplying such Conversion Price in effect immediately prior to the record date fixed for determination of stockholders entitled to receive such distribution by a fraction of which the denominator shall be the VWAP determined as of the record date mentioned above, and of which the numerator shall be such VWAP on such record date less the then fair market value at such record date of the portion of such assets or evidence of indebtedness or rights or warrants so distributed applicable to one outstanding share of the Common Stock as determined by the Board of Directors of the Corporation in good faith. In either case the adjustments shall be described in a statement delivered to the Holders describing the portion of assets or evidences of indebtedness so distributed or such subscription rights applicable to one share of Common Stock. Such adjustment shall be made whenever any such distribution is made and shall become effective immediately after the record date mentioned above.

d)Fundamental Transaction. If, at any time while the Preferred Stock is outstanding, (i) the Corporation, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Corporation with or into another Person, (ii) the Corporation, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions (other than the grant of Permitted Liens), (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Corporation or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding Common Stock, (iv) the Corporation, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, (v) the

Corporation, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person whereby such other Person acquires more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination) (each a “Fundamental Transaction”), then, upon any subsequent conversion of the Preferred Stock, the Holder shall have the right to receive, for each Conversion Share that would have been issuable upon such conversion immediately prior to the occurrence of such Fundamental Transaction (without regard to any limitation in Section 6(d) on the conversion of the Preferred Stock, except where the Corporation is the surviving corporation), the number of shares of Common Stock of the successor or acquiring corporation or of the Corporation, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which the Preferred Stock had been convertible immediately prior to such Fundamental Transaction (without regard to any limitation in Section 6(d) on the conversion of the Preferred Stock). For purposes of any such conversion, the determination of the Conversion Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Corporation shall apportion the Conversion Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it may receive upon any conversion of the Preferred Stock following such Fundamental Transaction. The Corporation shall cause any successor entity in a Fundamental Transaction in which the Corporation is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Corporation under this Certificate of Designation in accordance with the provisions of this Section 7(d). Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Certificate of Designation and the other Transaction Documents referring to the “Corporation” shall refer instead to the Successor Entity), and may exercise every right and power of the Corporation and shall assume all of the obligations of the Corporation under this Certificate of Designation and the other Transaction Documents with the same effect as if such Successor Entity had been named as the Corporation herein.

e)Calculations. All calculations under this Section 7 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 7, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding any treasury shares of the Corporation) issued and outstanding.

f)Notice to the Holders.

i.Adjustment to Conversion Price. Whenever the Conversion Price is adjusted pursuant to any provision of this Section 7, the Corporation shall promptly deliver to each Holder a notice setting forth the Conversion Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. For purposes of clarification, each Holder shall be entitled to the benefit of any adjustment to the Conversion hereunder regardless of whether the Holder accurately refers to the adjusted Conversion Price in the Notice of Conversion.

ii.Notice to Allow Conversion by Holder. If (A) the Corporation shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Corporation shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Corporation shall authorize the granting to all holders of the Common Stock of rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Corporation shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Corporation is a party, any sale or transfer of all or substantially all of the assets of the Corporation, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property or (E) the Corporation shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Corporation, then, in each case, the Corporation shall cause to be delivered to each Holder at its last address as it shall appear upon the stock books of the Corporation, at least ten (10) calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange, provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice. The Holder shall remain entitled to convert the Conversion Amount of the Preferred Stock (or any part hereof) during the 10-day period commencing on the date of such notice through the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.

    Section 8.     Forced Conversion. Notwithstanding anything to the contrary in this Certificate of Designation and subject to the limitation set forth in Section 6(d), if the Corporation delivers a Forced Conversion Notice to the holders of the Series A Preferred Stock pursuant to Section 8 of the Series A Certificate, the Corporation shall, simultaneously therewith, deliver a written notice to all Holders (a “Forced Conversion Notice” and the date such notice is delivered to all Holders, the “Forced Conversion Notice Date”) to cause each Holder to convert all or part of such Holder’s Preferred Stock (as specified in such Forced Conversion Notice), it being agreed that the “Conversion Date” for purposes of Section 6 shall be deemed to occur on the third Trading Day following the Forced Conversion Notice Date (such third Trading Day, the “Forced Conversion Date”). The Corporation may not deliver a Forced Conversion Notice, and any Forced Conversion Notice delivered by the Corporation shall not be effective, unless all of the Equity Conditions have been met on each Trading Day (including the condition (as more fully described in the definition of “Equity Conditions” in Section 1, above) that the dollar daily trading volume for the Common Stock on the Principal Trading Market exceeds $500,000 on each such Trading Day) during the applicable Threshold Period through and including the date that the Conversion Shares issuable pursuant to such conversion are actually delivered to the Holders pursuant to the Forced Conversion Notice. To the extent permitted by the Series A Certificate (including any waivers granted thereunder), any Forced Conversion Notices shall be applied ratably to all of the holders of Preferred Stock, Series A Preferred Stock and/or Series B Preferred Stock based on each holder’s initial purchases of Preferred Stock, Series A Preferred Stock or Series B Preferred Stock, provided that any voluntary conversions by a Holder shall be applied against such Holder’s pro rata allocation, thereby decreasing the aggregate amount forcibly converted hereunder if less than all shares of the Preferred Stock are forcibly converted. For purposes of clarification, a Forced Conversion shall be subject to all of the provisions of Section 6, including, without limitation, the provisions requiring limitations on conversions. In the event that a Forced Conversion is subject to limitation because of the Beneficial Ownership Limitation under Section 6(d), then the Preferred Stock held by one or more Holders will remain outstanding, but only to the extent and only for so long as necessary to comply with such restrictions, and from and after the Forced Conversion Date any and all such shares of Preferred Stock that remain outstanding shall no longer (a) be subject to further adjustments pursuant to Sections 7(a) or (7)(b), or to require the Corporation to make payments in the event of any Triggering Event, and the Corporation will no longer be subject to the negative covenants set forth in Section 9.

Section 9.     Negative Covenants. As long as any shares of Preferred Stock are outstanding, unless the holders of at least 67% of the then outstanding Preferred Stock shall have otherwise given prior written consent, the Corporation shall not, and shall not permit any of the Subsidiaries to, directly or indirectly:

a)other than Permitted Indebtedness, enter into, create, incur, assume, guarantee or suffer to exist any indebtedness for borrowed money of any kind, including but not limited to a guarantee on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom;

b)other than Permitted Liens, enter into, create, incur, assume or suffer to exist any Liens of any kind, on or with respect to any of its property or assets now owned or hereafter acquired or any interest therein or any income or profits therefrom;

c)amend its charter documents, including, without limitation, its certificate of incorporation and bylaws, in any manner that materially and adversely affects any rights of the Holders of Preferred Stock, including without limitation the creation of a class or series of stock senior to the Preferred Stock;

d)repay, repurchase or offer to repay, repurchase or otherwise acquire more than a de minimis number of shares of its Common Stock, Common Stock Equivalents or Junior Securities, other than as to (i) the Conversion Shares or Warrant Shares as permitted or required under the Transaction Documents and (ii) repurchases of Common Stock or Common Stock Equivalents of departing employees, officers, directors and independent contractors of the Corporation expressly permitted by Section 10(a)(v);

e)pay cash dividends or distributions on Junior Securities of the Corporation (other than a dividend or distribution described in Section 6 or dividends due and paid in the ordinary course on preferred stock of the Corporation at such times when the Corporation is in compliance with its payment and other obligations hereunder);

f)enter into any transaction with any Affiliate of the Corporation which would be required to be disclosed in any public filing with the Commission, unless such transaction is expressly approved by a majority of the disinterested directors of the Corporation (even if less than a quorum otherwise required for board approval); or

g)enter into any agreement committing the Corporation to do any of the foregoing.

Section 10.     Redemption Upon Triggering Events.

a)“Triggering Event” means, wherever used herein, any of the following events (whatever the reason for such event and whether such event shall be voluntary or involuntary or effected by operation of law or pursuant to any judgment, decree or order of any court, or any order, rule or regulation of any administrative or governmental body):

i. the Corporation shall fail to deliver certificates representing Conversion Shares issuable upon a conversion hereunder that comply with the provisions hereof prior to the 10th Trading Day after such shares are required to be delivered hereunder, or the Corporation shall provide written notice to any Holder, including by way of public announcement, at any time, of its intention not to comply with requests for conversion of any shares of Preferred Stock in accordance with the terms hereof;

ii. the Corporation shall fail for any reason to pay in full the amount of cash due pursuant to a Buy-In (provided that such cash due shall exceed $25,000 in the aggregate) within five calendar days after notice therefor is delivered hereunder;

iii.the Corporation shall fail to have available a sufficient number of authorized and unreserved shares of Common Stock to issue to such Holder upon a conversion hereunder;

iv.unless specifically addressed elsewhere in this Certificate of Designation as a Triggering Event, the Corporation shall materially fail to observe or perform any other covenant, agreement or warranty contained in, or otherwise commit any material breach of any of the Transaction Documents, and such failure or breach shall not, if subject to the possibility of a cure by the Corporation, have been cured within 30 calendar days after the date on which written notice of such failure or breach shall have been delivered;

v. the Corporation shall redeem more than a de minimis number of Junior Securities other than as to repurchases of Common Stock or Common Stock Equivalents from departing officers, employees, directors and independent contractors, provided that, while any of the Preferred Stock remains outstanding, such repurchases shall not exceed an aggregate of $200,000 from all officers and directors in any 12-month period, and such repurchases complying with such limitations shall be deemed to have been expressly authorized by this Section 10(a)(v);

vi.the Corporation shall be party to a Change of Control Transaction;

vii.there shall have occurred a Bankruptcy Event;

viii.the Common Stock shall fail to be listed or quoted for trading on a Trading Market for more than five Trading Days, which need not be consecutive Trading Days; or

ix.any monetary judgment, writ or similar final process shall be entered or filed against the Corporation, any Subsidiary or any of their respective property or other assets that is not covered by insurance and is for more than $500,000, and such judgment, writ or similar final process shall remain unvacated, unbonded or unstayed for a period of 45 calendar days.

b)Upon the occurrence of a Triggering Event, each Holder shall (in addition to all other rights it may have hereunder or under applicable law) have the right, exercisable at the sole option of such Holder, to require the Corporation to, (A) with respect to the Triggering Events set forth in Sections 10(a)(i), (ii), (iv), (v), (vi) (as to Changes of Control approved by the Board of Directors of the Corporation) and (vii) (as to voluntary filings only), redeem all of the Preferred Stock then held by such Holder for a redemption price, in cash, equal to the Triggering Redemption Amount or (B) at the option of each Holder and with respect to the Triggering Events set forth in Sections 10(a)(iii), (v), (vi) (as to Changes of Control not approved by the Board of Directors of the Corporation), (vii) (as to involuntary filings only), (viii) and (ix), redeem all of the Preferred Stock then held by such Holder for a redemption price, in the number of shares of Common Stock, equal to the Triggering Redemption Amount divided by 75% of the average of the 10 VWAPs immediately prior to the date of election hereunder. The Triggering Redemption Amount, in cash or in shares, shall be due and payable or issuable, as the case may be, within twenty-two (22) Trading Days of the date on which the notice for the payment therefor is provided by a Holder (the “Triggering Redemption Payment Date”). If the Corporation fails to pay in full the Triggering Redemption Amount hereunder on the date such amount is due in accordance with this Section (whether in cash or shares of Common Stock), the Corporation will pay interest thereon at a rate equal to the lesser of 18% per annum or the maximum rate permitted by applicable law, accruing daily from such date until the Triggering Redemption Amount, plus all such interest thereon, is paid in full. For purposes of this Section, a share of Preferred Stock is outstanding until such date as the applicable Holder shall have received Conversion Shares upon a conversion (or attempted conversion) thereof that meets the requirements hereof or has been paid the Triggering Redemption Amount in cash.

Section 11.    Miscellaneous.

a)Notices. Any and all notices or other communications or deliveries to be provided by the Holders hereunder including, without limitation, any Notice of Conversion, shall be in writing and delivered personally, by facsimile, or sent by a nationally recognized overnight courier service, addressed to the attention of the Chief Financial Officer of the Corporation at 7 Kimball Lane, Lynnfield, MA, 01940, or via at facsimile number (781) 224-0114, or such other facsimile number or address as the Corporation may specify for such purposes by notice to the Holders delivered in accordance with this Section 11. Any and all notices or other communications or deliveries to be provided by the Corporation hereunder shall be in writing and delivered personally, by facsimile, or sent by a nationally recognized overnight courier service addressed to each Holder at the facsimile number or address of such Holder appearing on the books of the Corporation, or if no such facsimile number or address appears on the books of the Corporation, at the principal place of business of such Holder, as set forth in the Purchase Agreement. Any notice or other communication or deliveries hereunder shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth in this Section prior to 5:30 p.m. (New York City time) on any date, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth in this Section on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (iii) the second Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given.

b)Lost or Mutilated Preferred Stock Certificate. If a Holder’s Preferred Stock certificate shall be mutilated, lost, stolen or destroyed, the Corporation shall execute and deliver, in exchange and substitution for and upon cancellation of a mutilated certificate, or in lieu of or in substitution for a lost, stolen or destroyed certificate, a new certificate for the shares of Preferred Stock so mutilated, lost, stolen or destroyed, but only upon receipt of evidence of such loss, theft or destruction of such certificate, and of the ownership thereof reasonably satisfactory to the Corporation.

c)Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Certificate of Designation shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware, without regard to the principles of conflict of laws thereof. Each party agrees that all legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by any of the Transaction Documents (whether brought against a party hereto or its respective Affiliates, directors, officers, stockholders, employees or agents) shall be commenced in the state and federal courts sitting in the City of New York, borough of Manhattan (the “New York Courts”). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the New York Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such New York Courts, or such New York Courts are improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Certificate of Designation and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by applicable law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Certificate of Designation or the transactions contemplated hereby. If any party shall commence an action or proceeding to enforce any provisions of this Certificate of Designation, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys’ fees and other costs and expenses incurred in the investigation, preparation and prosecution of such action or proceeding.

d)Waiver. Any waiver by the Corporation or a Holder of a breach of any provision of this Certificate of Designation shall not operate as or be construed to be a waiver of any other breach of such provision or of any breach of any other provision of this Certificate of Designation or a waiver by any other Holders. The failure of the Corporation or a Holder to insist upon strict adherence to any term of this Certificate of Designation on one or more occasions shall not be considered a waiver or deprive that party (or any other Holder) of the right thereafter to insist upon strict adherence to that term or any other term of this Certificate of Designation on any other occasion. Any waiver by the Corporation or a Holder must be in writing.

e)Severability. If any provision of this Certificate of Designation is invalid, illegal or unenforceable, the balance of this Certificate of Designation shall remain in effect, and if any provision is inapplicable to any Person or circumstance, it shall nevertheless remain applicable to all other Persons and circumstances. If it shall be found that any interest or other amount deemed interest due hereunder violates the applicable law governing usury, the applicable rate of interest due hereunder shall automatically be lowered to equal the maximum rate of interest permitted under applicable law.

f)Next Business Day. Whenever any payment or other obligation hereunder shall be due on a day other than a Business Day, such payment shall be made on the next Business Day.

g)Headings. The headings contained herein are for convenience only, do not constitute a part of this Certificate of Designation and shall not be deemed to limit or affect any of the provisions hereof.

h)Status of Converted or Redeemed Preferred Stock. Shares of Preferred Stock may only be issued pursuant to the Purchase Agreement. If any shares of Preferred Stock shall be converted, redeemed or reacquired by the Corporation, such shares shall resume the status of authorized but unissued shares of preferred stock and shall no longer be designated as Series C Convertible Preferred Stock.

*********************

ANNEX A

NOTICE OF CONVERSION

(To be Executed by the Registered Holder in order to Convert Shares of Preferred Stock)

The undersigned hereby elects to convert the number of shares of Series C Convertible Preferred Stock indicated below into shares of common stock, par value $0.01 per share (the “Common Stock”), of American Power Group Corporation, a Delaware corporation (the “Corporation”), according to the conditions hereof, as of the date written below. If shares of Common Stock are to be issued in the name of a Person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as may be required by the Corporation in accordance with the Purchase Agreement. No fee will be charged to the Holders for any conversion, except for any such transfer taxes.

Conversion calculations:

Date to Effect Conversion:________________________________________
Number of shares of Preferred Stock owned prior to Conversion:__________
Number of shares of Preferred Stock to be Converted:___________________
Stated Value of shares of Preferred Stock to be Converted:_______________
Number of shares of Common Stock to be Issued:______________________
Applicable Conversion Price:_______________________________________
Number of shares of Preferred Stock subsequent to Conversion:___________
Address for Delivery: ______________________ or DWAC Instructions: Broker no: _________ Account no: ___________
[HOLDER] By:__________________________________ Name: Title:

APPENDIX F

CERTIFICATE OF AMENDMENT
TO THE
RESTATED CERTIFICATE OF INCORPORATION
OF
AMERICAN POWER GROUP CORPORATION

(Pursuant to Section 242 of the General Corporation Law of the State of Delaware)

American Power Group Corporation (hereinafter called the “Corporation”), organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify as follows:

The Board of Directors of the Corporation duly adopted resolutions at a meeting, pursuant to Section 242 of the General Corporation Law of the State of Delaware, setting forth a proposed amendment to the Restated Certificate of Incorporation of the Corporation, as amended to date, and declaring said amendment to be advisable. The stockholders of the Corporation duly approved said proposed amendment at a meeting held on October 9, 2015, in accordance with Section 242 of the General Corporation Law of the State of Delaware. The resolutions setting forth the amendments are as follows:

RESOLVED:
That Article FOURTH of the Restated Certificate of Incorporation of American Power Group Corporation, as amended to date, be and hereby is further amended by deleting the first paragraph thereof and inserting in its place the following:

“This corporation is authorized to issue four classes of stock, to be designated, respectively, “Common Stock,” “10% Convertible Preferred Stock,” “Series B 10% Convertible Preferred Stock” and “Preferred Stock.” The total number of shares this corporation is authorized to issue is Two Hundred and One Million (201,000,000) shares of capital stock. Of such authorized shares, Two Hundred Million (200,000,000) shares shall be designated “Common Stock” and have a par value of $0.01 per share; One Thousand One Hundred Forty-Six (1,146) shares shall be designated “10% Convertible Preferred Stock” and have a par value of $1.00 per share; Two Hundred (200) shares shall be designated “Series B 10% Convertible Preferred Stock” and have a par value of $1.00 per share; and Nine Hundred Ninety-Eight Thousand, Eight Hundred Fifty-Four (998,654) shares shall be designated “Preferred Stock” and have a par value of $1.00 per share.”

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IN WITNESS WHEREOF, this Certificate of Amendment has been executed by a duly authorized officer of this Corporation on this ___ day of October, 2015.

By: ___________________________________________________
Charles E. Coppa
Chief Financial Officer, Treasurer and Secretary